_______________________________________________________________________________

                      Certificates for Home Equity Loans
                                 Series 1997-B



                       POOLING AND SERVICING AGREEMENT

                                    between

                       GREEN TREE FINANCIAL CORPORATION
                              Seller and Servicer

                                      and

                       FIRST TRUST NATIONAL ASSOCIATION
             not in its individual capacity but solely as Trustee
                                      of

                         HOME EQUITY LOAN TRUST 1997-B

                            Dated as of May 1, 1997

_______________________________________________________________________________

                               TABLE OF CONTENTS

                                   ARTICLE I
                                  Definitions
Section 1.01.    General..........................................   1-1
Section 1.02.    Specific Terms...................................   1-1

                                   ARTICLE II
                   Establishment of Trust; Transfer of Loans

Section 2.01.    Closing...........................................  2-1
Section 2.02.    Conditions to the Closing.........................  2-2
Section 2.03.    Acceptance by Trustee.............................  2-3
Section 2.04.    REMIC Provisions..................................  2-3

                                  ARTICLE III
                         Representations and Warranties

Section 3.01.    Representations and Warranties Regarding the
                    Company........................................  3-1
Section 3.02.    Representations and Warranties Regarding Each
                    Loan...........................................  3-2
Section 3.03.    Representations and Warranties Regarding the
                    Loans in the Aggregate.........................  3-5
Section 3.04.    Representations and Warranties Regarding the
                    Loan Files.....................................  3-6
Section 3.05.    Repurchases of, or Substitutions for,
                    Loans for Breach of
                 Representations and Warranties....................  3-6
Section 3.06.    No Repurchase Under Certain Circumstances.........  3-7

                                   ARTICLE IV
          Perfection of Transfer and Protection of Security Interests

Section 4.01.    Transfer of Loans.................................  4-1
Section 4.02.    Costs and Expenses................................  4-1

                                   ARTICLE V
                              Servicing of Loans

Section 5.01.    Responsibility for Loan Administration............  5-1
Section 5.02.    Standard of Care..................................  5-1
Section 5.03.    Records...........................................  5-1
Section 5.04.    Inspection........................................  5-1
Section 5.05.    Certificate Account...............................  5-2
Section 5.06.    Enforcement.......................................  5-4
Section 5.07.    Trustee to Cooperate..............................  5-6

Section 5.08.    Costs and Expenses................................  5-7
Section 5.09.    Maintenance of Insurance..........................  5-7
Section 5.10.    Merger or Consolidation of Servicer...............  5-8

                                   ARTICLE VI
                            Reports and Tax Matters

Section 6.01.    Monthly Reports...................................  6-1
Section 6.02.    Officer's Certificate.............................  6-1
Section 6.03.    Other Data........................................  6-2
Section 6.04.    Annual Report of Accountants......................  6-2
Section 6.05.    Statements to Certificateholders and the Class  C
                    Certificateholder..............................  6-2
Section 6.06.    Payment of Taxes.................................. 6-10

                                  ARTICLE VII
                                Service Transfer

Section 7.01.    Events of Termination.............................  7-1
Section 7.02.    Transfer..........................................  7-2
Section 7.03.    Trustee to Act; Appointment of Successor..........  7-2
Section 7.04.    Notification to Certificateholders and the Class C
                    Certificateholder..............................  7-3
Section 7.05.    Effect of Transfer................................  7-3
Section 7.06.    Transfer of Certificate Account...................  7-4

                                  ARTICLE VIII
                                    Payments

Section 8.01.    Monthly Payments..................................  8-1
Section 8.02.    Advances..........................................  8-2
Section 8.03.    Limited Guaranties................................  8-2
Section 8.04.    Permitted Withdrawals from the Certificate
                  Account; Payments................................  8-3
Section 8.05.    Reassignment of Repurchased Loans.................  8-7
Section 8.06.    Servicer's Purchase Option........................  8-8
Section 8.07.__  Excess Proceeds Account........................... 8-16

                                   ARTICLE IX
                  The Certificates and the Class C Certificate

Section 9.01.    The Certificates and the Class C Certificate......  9-1
Section 9.02.    Registration of Transfer and Exchange of
                    Certificates and the Class C Certificate.......  9-2
Section 9.03.    No Charge; Disposition of Void Certificates
                    or Class C Certificate.........................  9-5

Section 9.04.    Mutilated, Destroyed, Lost or Stolen Certificates
                     or Class C Certificate........................    9-6
Section 9.05.    Persons Deemed Owners.............................    9-6
Section 9.06.    Access to List of Certificateholder' and Class C
                     Certificateholders' Names and Addresses.......    9-6
Section 9.07.    Authenticating Agents.............................    9-7

                                   ARTICLE X
                                  Indemnities

Section 10.01.   Real Estate.......................................   10-1
Section 10.02.   Liabilities to Obligors...........................   10-1
Section 10.03.   Tax Indemnification...............................   10-1
Section 10.04.   Servicer's Indemnities............................   10-1
Section 10.05.   Operation of Indemnities..........................   10-2
Section 10.06.   REMIC Tax Matters.................................   10-2

                                   ARTICLE XI
                                  The Trustee

Section 11.01.   Duties of Trustee.................................   11-1
Section 11.02.   Certain Matters Affecting the Trustee.............   11-2
Section 11.03.   Trustee Not Liable for Certificates,
                     the Class C Certificate or Loans..............   11-3
Section 11.04.   Trustee May Own Certificates......................   11-3
Section 11.05.   Rights of Certificateholders to Direct Trustee
                     and to Waive Events of Termination............   11-4
Section 11.06.   The Servicer to Pay Trustee's Fees and Expenses...   11-4
Section 11.07.   Eligibility Requirements for Trustee..............   11-5
Section 11.08.   Resignation or Removal of Trustee.................   11-5
Section 11.09.   Successor Trustee.................................   11-6
Section 11.10.   Merger or Consolidation of Trustee................   11-7
Section 11.11.   Tax Returns.......................................   11-7
Section 11.12.   Obligor Claims....................................   11-7
Section 11.13.   Appointment of Co-Trustee or Separate Trustee.....   11-8
Section 11.14.   [Reserved]........................................   11-9
Section 11.15.   The Trustee and First Bank System, Inc............   11-9
Section 11.16    Trustee Advances..................................  11-10

                                  ARTICLE XII
                                 Miscellaneous

Section 12.01.   Servicer Not to Resign; Delegation of Servicing
                     Duties........................................   12-1
Section 12.02.   Company Not to Engage in Certain Transactions with
                     Respect to the Trust..........................   12-1
Section 12.03.   Maintenance of Office or Agency...................   12-1

Section 12.04.   Termination.......................................   12-1
Section 12.05.   Acts of Certificateholders and the Class C
                      Certificateholder............................   12-4
Section 12.06.   Calculations......................................   12-5
Section 12.07.   Assignment or Delegation by Company...............   12-5
Section 12.08.   Amendment.........................................   12-5
Section 12.09.   Notices...........................................   12-7
Section 12.10.   Merger and Integration............................   12-8
Section 12.11.   Headings..........................................   12-8
Section 12.12.   Governing Law.....................................   12-8


Testimonium........................................................   12-9


Exhibit A-1.     Form of Class A Certificate.......................  A-1-1
Exhibit A-2.     Form of Class A Certificate.......................  A-2-1
Exhibit B.       Form of Class M Certificate.......................    B-1
Exhibit C.       Form of Class B Certificate.......................    C-1
Exhibit D.       Form of Assignment................................    D-1
Exhibit E.       Certificate of Officer............................    E-1
Exhibit F.       Form of Opinion of Counsel for the Company........    F-1
Exhibit G.       Form of Trustee's Acknowledgement.................    G-1
Exhibit H.       Certificate of Servicing Officer..................    H-1
Exhibit I.       Form of Class C Certificate.......................    I-1
Exhibit J-1.     Certificate Regarding Repurchased Loans...........  J-1-1
Exhibit J-2.     Form of Certificate Regarding Substituted Loans...  J-2-1
Exhibit K.       Form of Representation Letter.....................    K-1
Exhibit L-1.     List of Fixed Rate Loans..........................  L-1-1
Exhibit L-2.     List of Adjustable Rate Loans.....................  L-2-1
Exhibit M.       Monthly Report....................................    M-1

                                     -iv-

     AGREEMENT, dated as of May 1, 1997, between Green Tree Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, as Seller and Servicer (the "Company"), and First Trust National Association, a national banking association organized and existing under the laws of the United States, not in its individual capacity but solely as Trustee (the "Trustee") of Home Equity Loan Trust 1997-B (the "Trust").

     WHEREAS, in the regular course of its business, the Company purchases, originates and services home equity loans, which loans provide for installment payments by or on behalf of the borrower and grant mortgages, deeds of trust or security deeds on certain real estate securing such loans;

     WHEREAS, the Company and the Trustee have agreed to establish the Trust;

     WHEREAS, the Company and the Trustee wish to set forth the terms and conditions pursuant to which the Trust, on behalf of the "Certificateholders" and the "Class C Certificateholder," as hereinafter defined, will acquire the "Loans," as hereinafter defined, and the Company will manage and service the Loans;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Company and the Trustee agree as provided herein:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     SECTION 1.01.  General.
                    -------

     For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, section or other subdivision, and Section references refer to Sections of the Agreement.

     SECTION 1.02.  Specific Terms.
                    --------------

     "Adjustable Rate Loans" means the home equity loans described in the List
      ---------------------
of Loans attached hereto as Exhibit L-2 and constituting part of the corpus of the Trust, which Adjustable Rate Loans are to be assigned and conveyed by the Company to the Trust, and includes, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments which are received pursuant thereto on or after the Cut-off Date, but excluding any rights to receive payments which are received pursuant thereto prior to the Cut-off Date.

     "Advance" means, with respect to any Payment Date, the amounts, if any,
      -------
deposited by the Servicer or the Trustee, as applicable, in the Certificate Account for such Payment Date pursuant to Section 8.02.

     "Advance Payment" means any payment by an Obligor in advance of the Due
      ---------------
Period in which it would be due under such Loan and which payment is not a Principal Prepayment.

     "Affiliate" of any specified Person means any other Person controlling or
      ---------
controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

     "Aggregate Liquidation Loss Principal Amount" means, as of any Payment
      -------------------------------------------
Date, the excess, if any, of (a) the Certificate Principal Balance as of the preceding Payment Date (after giving effect to distributions of principal thereon) over (b) the Pool Scheduled Principal Balance for such preceding Payment Date.

     "Agreement" means this Pooling and Servicing Agreement.
      ---------

                                      1-1

     "Amount Available" means, as to any Payment Date, an amount equal to: (a)
      ----------------
the sum of (1) the amount on deposit in the Certificate Account in respect of the Loans as of the close of business on the last day of the preceding Due Period, and (2) as to the Payment Date occurring in June 1997, that portion, if any, of the balance on deposit in the Excess Proceeds Account attributable to Excess Proceeds and any investment earnings allocable thereto in accordance with
Section 8.07; reduced by (b) the sum as of the close of business on the Business Day preceding such Payment Date of (1) the Amount Held for Future Distribution,
(2) amounts permitted to be withdrawn by the Trustee from the Certificate Account pursuant to clauses (ii) through (v) of Section 8.04(a), and (3) the amount, if any, withdrawn by the Trustee from the Certificate Account pursuant to Section 8.04(c) with respect to the immediately preceding Payment Date.

     "Amount Held for Future Distribution" means, as to any Payment Date, the
      -----------------------------------
total of the amounts held in the Certificate Account in respect of the Loans on the last day of the preceding Due Period on account of Advance Payments on the Loans in respect of such Due Period.

     "Applicants" has the meaning assigned in Section 9.06.
      ----------

     "Authenticating Agent" means any authenticating agent appointed pursuant to
      --------------------
Section 9.07.

     "Available Funds Pass-Through Rate" means, for any Payment Date, a rate per
      ---------------------------------
annum equal to the weighted average of the Expense Adjusted Loan Rates on the then outstanding Adjustable Rate Loans.

     "Average Sixty-Day Delinquency Ratio Test" means, to be considered
      ----------------------------------------
"satisfied" for any Payment Date, that the arithmetic average of the Sixty-Day Delinquency Ratios for such Payment Date and for the two immediately preceding Payment Dates is less than or equal to 6.0%.

     "Average Thirty-Day Delinquency Ratio Test" means, to be considered
      -----------------------------------------
"satisfied" for any Payment Date, that the arithmetic average of the Thirty-Day Delinquency Ratios for such Payment Date and for the two immediately preceding Payment Dates is less than or equal to 12.0%.

     "Balloon Loan" means a Loan that provides for the payment of the
      ------------
unamortized principal balance of such Loan in a single payment at the maturity of such Loan that is greater than the preceding monthly payment.

     "Book-Entry Certificate" means any Certificate registered in the name of
      ----------------------
the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

                                      1-2

     "Business Day" means any day other than (a) a Saturday or a Sunday, or (b)
      ------------
another day on which banking institutions in the city in which the Person taking action hereunder are authorized or obligated by law, executive order, or governmental decree to be closed.

     "Calculation Agent" means the Person who establishes LIBOR with respect to
      -----------------
each Interest Reset Period. The Calculation Agent shall be the Trustee unless the Trustee is unable or unwilling so to act, in which case the Calculation Agent shall be a financial institution appointed by the Seller.

     "Certificate" means a Certificate for Home Equity Loans, Series 1997-B,
      -----------
Class A-1 ARM, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class B-1 or Class B-2, executed and delivered by the Trustee substantially in the form of Exhibit A-1, A-2, B, or C, as applicable, but does not include the Class C Certificate.

     "Certificate Account" means a separate trust account created and maintained
      -------------------
pursuant to Section 5.05 in the name of the Trust in an Eligible Institution.

     "Certificate Owner" means the person who is the beneficial owner of a Book-
      -----------------
Entry Certificate or, if Definitive Certificates have been issued, Certificateholders.

     "Certificate Principal Balance" means the sum of the Class A-1 ARM, Class
      -----------------------------
A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class B-1 and Class B-2 Principal Balances.

     "Certificate Register" means the register maintained pursuant to Section
      --------------------
9.02.

     "Certificate Registrar" or "Registrar" means the registrar appointed
      ---------------------      ---------
pursuant to Section 9.02.

     "Certificateholder" or "Holder" means the person in whose name a
      -----------------      ------
Certificate is registered on the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Company or any Affiliate shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest necessary to effect any such consent, request, waiver or demand has been obtained; provided, however, that, solely for the
                                    --------  -------
purpose of determining whether the Trustee is entitled to rely upon any such consent, waiver, request or demand, only Certificates which the Trustee knows to be so owned shall be so disregarded.

                                      1-3

     "Class," "Class A," "Class M," "Class B," or "Class C" means pertaining to
      ----------------------------------------------------
Class A Certificates, Class M Certificates, Class B Certificates, and/or the Class C Certificate, as the case may be.

     "Class A Certificates" means the Class A-1 ARM, Class A-1, Class A-2, Class
      --------------------
A-3, Class A-4, Class A-5 and Class A-6 Certificates, collectively.

     "Class A Distribution Amount" means, as to any Payment Date, the lesser of
      ---------------------------
(a) the Amount Available and (b) the Class A Formula Distribution Amount; provided that, after the Class A-6 Cross-over Date, the Class A Distribution
--------
Amount shall be zero.

     "Class A Formula Distribution Amount" means, as to any Payment Date, an
      -----------------------------------
amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding June 15,
1997) at (1) the Class A-1 ARM Pass-Through Rate on the Class A-1 ARM Principal Balance, (2) the Class A-1 Pass-Through Rate on the Class A-1 Principal Balance,
(3) the Class A-2 Pass-Through Rate on the Class A-2 Principal Balance, (4) the Class A-3 Pass-Through Rate on the Class A-3 Principal Balance, (5) the Class A-4 Pass-Through Rate on the Class A-4 Principal Balance, (6) the Class A-5 Pass-Through Rate on the Class A-5 Principal Balance, and (7) the Class A-6 Pass-Through Rate on the Class A-6 Principal Balance, in each case other than with respect to the Class A-1 ARM Pass-Through Rate to be calculated immediately prior to such Payment Date on the basis of a 360-day year of twelve thirty-day months, and in the case of the Class A-1 ARM Pass-Through Rate, to be calculated immediately prior to such Payment Date on the basis of actual days elapsed and a 360-day year, (b) the aggregate of the Unpaid Class A Interest Shortfalls, if any, with respect to each Class of Class A Certificates, and (c)(i) if there is no Class A Liquidation Loss Principal Amount as to such Payment Date, the Senior Percentage of the Formula Principal Distribution Amount, or (ii) if there is a Class A Liquidation Loss Principal Amount as to such Payment Date, the amount determined in accordance with Section 8.04(b)(3)(i); provided, however, that the
                                                     --------  -------
aggregate of all amounts distributed for all Payment Dates pursuant to clause
(c) shall not exceed the sum of the Original Class A-1 ARM Principal Balance, the Original Class A-l Principal Balance, the Original Class A-2 Principal Balance, the Original Class A-3 Principal Balance, the Original Class A-4 Principal Balance, the Original Class A-5 Principal Balance and the Original Class A-6 Principal Balance.

     "Class A Formula Interest Distribution Amount" means, as to each Class of
      --------------------------------------------
Class A Certificates and any Payment Date, the sum of (a) the amount specified in clause (a)(1), (2), (3), (4), (5) or (6), as appropriate, of the definition of the term "Class A Formula Distribution Amount" and (2) the Unpaid Class A Interest Shortfall, if any, with respect to such Class.

     "Class A Formula Interest Distribution Amount" means, as to each Class of
      --------------------------------------------
Class A Certificates and any Payment Date, the sum of (1) the amount specified in

                                      1-4
clause (a)(1), (2), (3), (4), (5), (6) or (7) as appropriate, of the definition of the term "Class A Formula Distribution Amount" and (2) the Unpaid Class A Interest Shortfall, if any, with respect to such Class.

     "Class A Interest Shortfall" means, as to each Class of Class A
      --------------------------
Certificates and any Payment Date, the amount, if any, by which the Class A Formula Interest Distribution Amount for such Class exceeds the amount distributed to Holders of such Class on such Payment Date pursuant to
Section 8.04(b)(2).

     "Class A Liquidation Loss Principal Amount" means, as to any Payment Date,
      -----------------------------------------
the amount, if any, by which the Pool Scheduled Principal Balance is less than the Class A Principal Balance.

     "Class A Principal Balance" means, as to any Payment Date, the sum of the
      -------------------------
Class A-1 ARM Principal Balance, the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance, the Class A-5 Principal Balance and the Class A-6 Principal Balance.

     "Class A-1 ARM Certificate" means any one of the Class A-1 ARM Certificates
      -------------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-2 and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

     "Class A-1 ARM Distribution Amount" means, as to any Payment Date, that
      ---------------------------------
portion of the Class A Distribution Amount to be distributed to the Class A-1 ARM Certificateholders pursuant to Section 8.04(b) on such Payment Date.

     "Class A-1 ARM Formula Principal Distribution Amount" means zero as to any
      ---------------------------------------------------
Payment Date after the Class A-1 ARM Principal Balance has been reduced to zero, and as to any Payment Date on or before the Payment Date on which the Class A-1 ARM Principal Balance has been reduced to zero, the lesser of (A) the Class A-1 ARM Principal Balance, or (B) the sum of the following amounts with respect to the related Due Period, in each case computed in accordance with the method specified in the relevant Adjustable Rate Loan:

         (i) all scheduled payments of principal due on each outstanding Adjustable Rate Loan during the prior Due Period as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Partial Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period); plus

         (ii) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the prior Due Period in respect of the Adjustable Rate Loans; plus

                                      1-5

         (iii) the aggregate Scheduled Principal Balance of all Adjustable Rate Loans that became Liquidated Loans during the prior Due Period; plus

         (iv) the aggregate Scheduled Principal Balance of all Adjustable Rate Loans repurchased, and all amounts deposited in lieu of the repurchase of any Adjustable Rate Loan, during the prior Due Period pursuant to Section 3.05(a) or, in the event of a substitution of an Adjustable Rate Loan in accordance with
                Section 3.05(b), any amount required to be deposited by the Company in the Certificate Account during the prior Due Period pursuant to Section 3.05(b)(vi); plus

         (v) with respect to any Payment Date which is on or after the Payment Date on which the Class A-1, A-2, A-3, A-4, A-5 and A-6 Certificates have been paid in full, (a) the Senior Percentage of (A) the sum of the amounts described in clauses (i) through
                (v) of the definition of Formula Principal Distribution Amount less (B) the sum of the amounts described in clauses (i) through
                (iv) above less (b) the amount, if any, distributed in payment of principal on the Class A-1, A-2, A-3, A-4, A-5 and A-6 Certificates on such Payment Date.

     "Class A-1 ARM Pass-Through Rate" means a floating rate equal to the lesser
      -------------------------------
of (a) LIBOR plus the Pass-Through Margin, or (b) the Available Funds Pass-Through Rate, but in no case more than 14%, computed on the basis of actual days elapsed in a year of 360 days.

     "Class A-1 ARM Principal Balance" means, as to any Payment Date, the
      -------------------------------
Original Class A-1 ARM Principal Balance less all amounts previously distributed to Holders of Class A-1 ARM Certificates in respect of principal.

     "Class A-1 Certificate" means any one of the Class A-1 Certificates
      ---------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-1 and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

     "Class A-1 Cross-over Date" means the Payment Date on which the Class A-1
      -------------------------
Principal Balance (after giving effect to the distributions of principal on the Class A-1 Certificates on such Payment Date) is reduced to zero.

     "Class A-1 Distribution Amount" means, as to any Payment Date, that portion
      -----------------------------
of the Class A Distribution Amount to be distributed to the Class A-1 Certificateholders pursuant to Section 8.04(b) on such Payment Date.

                                      1-6

     "Class A-1 Pass-Through Rate" means 6.02% per annum, computed on the basis
      ---------------------------
of a 360-day year of twelve 30-day months.

     "Class A-1 Principal Balance" means, as to any Payment Date, the Original
      ---------------------------
Class A-1 Principal Balance less all amounts previously distributed to Holders of Class A-1 Certificates in respect of principal.

     "Class A-2 Certificate" means any one of the Class A-2 Certificates
      ---------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-1 and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

     "Class A-2 Cross-over Date" means the Payment Date on which the Class A-2
      -------------------------
Principal Balance (after giving effect to the distributions of principal on the Class A-2 Certificates on such Payment Date) is reduced to zero.

     "Class A-2 Distribution Amount" means, as to any Payment Date, that portion
      -----------------------------
of the Class A Distribution Amount to be distributed to the Class A-2 Certificateholders pursuant to Section 8.04(b) on such Payment Date.

     "Class A-2 Pass-Through Rate" means 6.28% per annum, computed on the basis
      ---------------------------
of a 360-day year of twelve 30-day months.

     "Class A-2 Principal Balance" means, as to any Payment Date, the Original
      ---------------------------
Class A-2 Principal Balance less all amounts previously distributed to Holders of Class A-2 Certificates in respect of principal.

     "Class A-3 Certificate" means any one of the Class A-3 Certificates
      ---------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-1 and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

     "Class A-3 Cross-over Date" means the Payment Date on which the Class A-3
      -------------------------
Principal Balance (after giving effect to the distributions of principal on the Class A-3 Certificates on such Payment Date) is reduced to zero.

     "Class A-3 Distribution Amount" means, as to any Payment Date, that portion
      -----------------------------
of the Class A Distribution Amount to be distributed to the Class A-3 Certificateholders pursuant to Section 8.04(b) on such Payment Date.

     "Class A-3 Pass-Through Rate" means 6.61% per annum, computed on the basis
      ---------------------------
of a 360-day year of twelve 30-day months.

     "Class A-3 Principal Balance" means, as to any Payment Date, the Original
      ---------------------------
Class A-3 Principal Balance less all amounts previously distributed to Holders of Class A-3 Certificates in respect of principal.

                                     1-7

     "Class A-4 Certificate" means any one of the Class A-4 Certificates
      ---------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-1 and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

     "Class A-4 Cross-over Date" means the Payment Date on which the Class A-4
      -------------------------
Principal Balance (after giving effect to the distributions of principal on the Class A-4 Certificates on such Payment Date) is reduced to zero.

     "Class A-4 Distribution Amount" means, as to any Payment Date, that portion
      -----------------------------
of the Class A Distribution Amount to be distributed to the Class A-4 Certificateholders pursuant to Section 8.04(b) on such Payment Date.

     "Class A-4 Pass-Through Rate" means 6.81% per annum, computed on the basis
      ---------------------------
of a 360-day year of twelve 30-day months.

     "Class A-4 Principal Balance" means, as to any Payment Date, the Original
      ---------------------------
Class A-4 Principal Balance less all amounts previously distributed to Holders of Class A-4 Certificates in respect of principal.

     "Class A-5 Certificate" means any one of the Class A-5 Certificates
      ---------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-1 and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

     "Class A-5 Cross-over Date" means the Payment Date on which the Class A-5
      -------------------------
Principal Balance (after giving effect to the distributions of principal on the Class A-5 Certificates on such Payment Date) is reduced to zero.

     "Class A-5 Distribution Amount" means, as to any Payment Date, that portion
      -----------------------------
of the Class A Distribution Amount to be distributed to the Class A-5 Certificateholders pursuant to Section 8.04(b) on such Payment Date.

     "Class A-5 Pass-Through Rate" means 7.15% per annum, computed on the basis
      ---------------------------
of a 360-day year of twelve 30-day months.

     "Class A-5 Principal Balance" means, as to any Payment Date, the Original
      ---------------------------
Class A-5 Principal Balance less all amounts previously distributed to Holders of Class A-5 Certificates in respect of principal.

     "Class A-6 Certificate" means any one of the Class A-6 Certificates
      ---------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-1 and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.


                                      1-8

     "Class A-6 Cross-over Date" means the later to occur of (a) the Class A-5
      -------------------------
Cross-over date or (b) the Payment Date on which the Class A-6 Principal Balance (after giving effect to the distributions of principal on the Class A-6 Certificates on such Payment Date) is reduced to zero or (c) the Payment Date on which the Class A-1ARM Principal Balance (after giving effect to the distributions of principal on the Class A-1 ARM Certificates on such Payment
Date) is reduced to zero.

     "Class A-6 Distribution Amount" means, as to any Payment Date, that portion
      -----------------------------
of the Class A Distribution Amount to be distributed to the Class A-6 Certificateholders pursuant to Section 8.04(b) on such Payment Date.

     "Class A-6 Lockout Percentage" means, as to any Payment Date occurring
      ----------------------------
during the periods set forth below, the percentage designated as such as follows:

          Period (dates inclusive)  Class A-6 Lockout Percentage
          ------------------------
     June 1997 through May 2000                                 0%
     June 2000 through May 2002                                20%
     June 2002 through May 2003                                80%
     June 2003 through May 2004                               100%
     June 2004 and thereafter                                 300%

     "Class A-6 Lockout Remittance Amount" means, as to any Payment Date, an
      -----------------------------------
amount equal to the lesser of:

          (a) the product of (1) the Class A-6 Lockout Percentage, and (2) the product of (A) a fraction, the numerator of which is the Class A-6 Principal Balance immediately preceding such Payment Date and the denominator of which is the Class A Principal Balance immediately preceding such Payment Date, and (B) the Senior Percentage of the Formula Principal Distribution Amount for such Payment Date, and

          (b) the Class A-6 Principal Balance immediately preceding such Payment Date.

     "Class A-6 Pass-Through Rate" means 7.12% per annum, computed on the basis
      ---------------------------
of a 360-day year of twelve 30-day months.

     "Class A-6 Principal Balance" means, as to any Payment Date, the Original
      ---------------------------
Class A-6 Principal Balance less all amounts previously distributed to Holders of Class A-6 Certificates in respect of principal.

     "Class B Certificates" means the Class B-1 and Class B-2 Certificates,
      --------------------
collectively.

     "Class B Cross-over Date"  means the earlier of:
      -----------------------

                                      1-9

          (a)  the Class M-2 Cross-over Date, and

          (b) the first Payment Date on or after the Payment Date occurring in June 2000 on which the fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Payment Date and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Payment Date, is equal to or greater than 10.0%.

     "Class B Percentage" means 100% minus the Senior Percentage.
      ------------------

     "Class B Principal Balance" means, as to any Payment Date, the sum of the
      -------------------------
Class B-1 Principal Balance and the Class B-2 Principal Balance.

     "Class B Principal Balance Test" means, to be considered "satisfied" for
      ------------------------------
any Payment Date, that the fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Payment Date and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Payment Date, is equal to or greater than 10.0%.

     "Class B Principal Distribution Test" means, as to any Payment Date, each
      -----------------------------------
of the Average Sixty-Day Delinquency Ratio Test, the Average Thirty-Day Delinquency Ratio Test, the Class B Principal Balance Test, the Cumulative Realized Losses Test and the Current Realized Losses Test.

     "Class B-1 Certificate" means any one of the Class B-1 Certificates
      ---------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit C and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

     "Class B-1 Cross-over Date" means the Payment Date on which the Class B-1
      -------------------------
Principal Balance (after giving effect to the distributions of principal on the Class B-1 Certificates on such Payment Date) is reduced to zero.

     "Class B-1 Distribution Amount" means, as to any Payment Date, the lesser
      -----------------------------
of (a) the Amount Available less the sum of the Class A Distribution Amount, the Class M-1 Distribution Amount and the Class M-2 Distribution Amount, and (b) the Class B-1 Formula Distribution Amount; provided that after the Class B-1 Cross-
                                       --------
over Date the Class B-1 Distribution Amount shall be zero.

     "Class B-1 Formula Distribution Amount" means, as to any Payment Date, an
      -------------------------------------
amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding June 15,
1997) at the Class B-1 Pass-Through Rate on the excess of the Class B-1 Principal Balance over the Class B-1 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date on the basis of a 360-day year of twelve 30-day months, (b) any Unpaid Class B-1 Interest Shortfall, and (c) if such Payment Date is on or prior to the

                                     1-10

Class B-1 Cross-over Date, the Class B Percentage of the Formula Principal Distribution Amount; provided, however, that on the Class M-2 Cross-over Date,
                     --------  -------
the balance of any amounts that would have been distributable on such date pursuant to clause (c) of the definition of the term "Class M-2 Formula Distribution Amount" (assuming a sufficient Amount Available) but for the operation of the second proviso in such definition shall instead be included in clause (c) of this definition; and provided, further, that the aggregate of all
                                   --------  -------
amounts distributed pursuant to clause (c) of this definition shall not exceed the Original Class B-1 Principal Balance.

     "Class B-1 Formula Interest Distribution Amount" means, as to any Payment
      ----------------------------------------------
Date, the sum of (a) the amount specified in clause (a) of the definition of the term "Class B-1 Formula Distribution Amount" and (b) the Unpaid Class B-1 Interest Shortfall, if any.

     "Class B-1 Formula Liquidation Loss Interest Distribution Amount" means, as
      ---------------------------------------------------------------
to any Payment Date, the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding June 15, 1997) at the Class B-1 Pass-Through Rate on the Class B-1 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date on the basis of a 360-day year of twelve 30-day months, and (b) the Unpaid Class B-1 Liquidation Loss Interest Shortfall, if any.

     "Class B-1 Interest Deficiency Amount" means, as to any Payment Date, the
      ------------------------------------
amount, if any, by which (a) the Class B-1 Formula Interest Distribution Amount exceeds (b) the amount available for distribution to the Class B-1 Certificateholders pursuant to Sections 8.04(b)(6)(i) and (ii) on such Payment Date.

     "Class B-1 Interest Shortfall" means, as to any Payment Date, the amount,
      ----------------------------
if any,  by which (a) the Class B-1 Formula Interest Distribution Amount exceeds
(b) the sum of (1) the amount distributed to Class B-1 Certificateholders on such Payment Date pursuant to Sections 8.04(b)(6)(i) and (ii), and (2) the amount distributed to Class B-1 Certificateholders on such Payment Date pursuant to Section 8.04(c).

     "Class B-1 Liquidation Loss Interest Shortfall" means, as to any Payment
      ---------------------------------------------
Date, the amount, if any, by which (a) the Class B-1 Formula Liquidation Loss Interest Distribution Amount exceeds (b) the amount distributed to Class B-1 Certificateholders on such Payment Date pursuant to Section 8.04(b)(8)(iii).

     "Class B-1 Liquidation Loss Principal Amount" means, as to any Payment
      -------------------------------------------
Date, the lesser of (a) the excess, if any, of the Aggregate Liquidation Loss Principal Amount over the Class B-2 Principal Balance, and (b) the Class B-1 Principal Balance.

                                     1-11

     "Class B-1 Pass-Through Rate" means a floating rate (determined monthly as
      ---------------------------
of each Payment Date) equal to the Weighted Average Loan Rate, but in no event greater than 7.84% per annum, in either case computed on the basis of a 360-day year of twelve 30-day months.

     "Class B-1 Principal Balance" means, as to any Payment Date, the Original
      ---------------------------
Class B-1 Principal Balance less all amounts previously distributed to Holders of Class B-1 Certificates in respect of principal.

     "Class B-2 Certificate" means any one of the Class B-2 Certificates
      ---------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit C and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

     "Class B-2 Distribution Amount" means, as to any Payment Date, the lesser
      -----------------------------
of (a) the Class B-2 Remaining Amount Available, and (b) the Class B-2 Formula Distribution Amount.

     "Class B-2 Formula Distribution Amount" means, as to any Payment Date, an
      -------------------------------------
amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding June 15,
1997) at the Class B-2 Pass-Through Rate on the excess of the Class B-2 Principal Balance over the Class B-2 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date on the basis of a 360-day year of twelve 30-day months, (b) any Unpaid Class B-2 Interest Shortfall, and (c) if such Payment Date is after the Class B-1 Cross-over Date, the Class B Percentage of the Formula Principal Distribution Amount; provided, however, that on the
                                              --------  -------
Class B-1 Cross-over Date, the balance of any amounts that would have been distributable on such date pursuant to clause (c) of the definition of the term "Class B-1 Formula Distribution Amount" (assuming a sufficient Amount Available) but for the operation of the second proviso in such definition shall instead be included in clause (c) of this definition; and provided, further, that the
                                               --------  -------
aggregate of all amounts distributed pursuant to clause (c) of this definition shall not exceed the Original Class B-2 Principal Balance.

     "Class B-2 Formula Interest Distribution Amount" means, as to any Payment
      ----------------------------------------------
Date, the sum of (a) the amount specified in clause (a) of the definition of the term "Class B-2 Formula Distribution Amount" and (b) the Unpaid Class B-2 Interest Shortfall, if any.

     "Class B-2 Formula Liquidation Loss Interest Distribution Amount" means, as
      ---------------------------------------------------------------
to any Payment Date, the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding June 15, 1997) at the Class B-2 Pass-Through Rate on the Class B-2 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date on the basis of a 360-day year of twelve 30-day months, and (b) the Unpaid Class B-2 Liquidation Loss Interest Shortfall, if any.

                                     1-12

     "Class B-2 Guarantee Fee" means, as of any Payment Date, the lesser of (a)
      -----------------------
one-twelfth of the product of 3.00% and the Pool Scheduled Principal Balance for the immediately preceding Payment Date, or (b), the Amount Available less the amounts payable under Sections 8.04(b)(1)-(14).

     "Class B-2 Guaranty Payment" means, as to any Payment Date, the amount, if
      --------------------------
any, by which (a) the sum of the Class B-2 Total Formula Distribution Amount and the Class B-2 Liquidation Loss Principal Amount exceeds (b) the Class B-2 Total Distribution Amount.

     "Class B-2 Interest Shortfall" means, as to any Payment Date, the amount,
      ----------------------------
if any, by which (a) the Class B-2 Formula Interest Distribution Amount exceeds
(b) the sum of the amount distributed to Class B-2 Certificateholders on such Payment Date pursuant to Sections 8.04(b)(7)(i) and (ii) and any Class B-2 Guaranty Payment.

     "Class B-2 Limited Guaranty" means the limited guaranty of the Company
      --------------------------
provided pursuant to Section 8.03.

     "Class B-2 Liquidation Loss Interest Shortfall" means, as to any Payment
      ---------------------------------------------
Date, the amount, if any, by which the Class B-2 Formula Liquidation Loss Interest Distribution Amount exceeds (a) the sum of (1) the Class B-2 Total Formula Distribution Amount and (2) the Class B-2 Liquidation Loss Principal Amount less (b) the sum of (1) the Class B-2 Total Distribution Amount, (2) any Class B-2 Guaranty Payment and (3) any Class B-2 Interest Shortfall.

     "Class B-2 Liquidation Loss Principal Amount" means, as to any Payment
      -------------------------------------------
Date, the lesser of the Aggregate Liquidation Loss Principal Amount and the Class B-2 Principal Balance.

     "Class B-2 Pass-Through Rate" means a floating rate (determined monthly as
      ---------------------------
of each Payment Date) equal to the Weighted Average Loan Rate, but in no event greater than 8.00% per annum, in either case computed on the basis of a 360-day year of twelve 30-day months.

     "Class B-2 Principal Balance" means, as to any Payment Date, the Original
      ---------------------------
Class B-2 Principal Balance less all amounts previously distributed to Holders of Class B-2 Certificates in respect of principal.

     "Class B-2 Total Formula Distribution Amount" means, as to any Payment
      -------------------------------------------
Date, the sum of the Class B-2 Formula Distribution Amount and the Class B-2 Formula Liquidation Loss Interest Distribution Amount.

     "Class B-2 Total Distribution Amount" means, as to any Payment Date, the
      -----------------------------------
sum of the Class B-2 Distribution Amount and amounts distributed on such Payment Date pursuant to Section 8.04(b)(8)(iv).

                                     1-13

     "Class C Certificate" means a certificate for Home Equity Loans, Series
      -------------------
1997-B, bearing the designation Class C, executed and delivered by the Trustee substantially in the form of Exhibit I, and evidencing an interest designated as a "residual interest" in the Trust for purposes of the REMIC Provisions.

     "Class C Certificateholder" means the person in whose name a Class C
      -------------------------
Certificate is registered on the Certificate Register.

     "Class C Distribution Amount"  means, as to any Payment Date, the amounts,
      ---------------------------
if any, distributable in respect of the Class C Certificate pursuant to Section 8.04(b).

     "Class M Certificates" means the Class M-1 and Class M-2 Certificates,
      --------------------
collectively.

     "Class M Principal Balance" means, as to any Payment Date, the sum of the
      -------------------------
Class M-1 Principal Balance and the Class M-2 Principal Balance.

     "Class M-1 Certificate" means any one of the Class M-1 Certificates
      ---------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit B and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

     "Class M-1 Cross-over Date" means the Payment Date on which the Class M-1
      -------------------------
Principal Balance (after giving effect to the distributions of principal on the Class M-1 Certificates on such Payment Date) is reduced to zero.

     "Class M-1 Distribution Amount" means, as to any Payment Date, the lesser
      -----------------------------
of (a) the Amount Available less the Class A Distribution Amount and (b) the Class M-1 Formula Distribution Amount; provided that after the Class M-1 Cross-
                                       --------
over Date the Class M-1 Distribution Amount shall be zero.

     "Class M-1 Formula Distribution Amount" means, as to any Payment Date, an
      -------------------------------------
amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding June 15,
1997) at the Class M-1 Pass-Through Rate on the excess of the Class M-1 Principal Balance over the Class M-1 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date on the basis of a 360-day year of twelve 30-day months, (b) any Unpaid Class M-1 Interest Shortfall and (c) if such Payment Date is after the Class A-6 Cross-over Date, but on or prior to the Class M-1 Cross-over date, the Senior Percentage of the Formula Principal Distribution Amount; provided, however, that on the Class A-6 Cross-over date,
                     --------  -------
the balance of any amounts that would have been distributable on such date pursuant to clause (c) of the definition of the term "Class A Formula Distribution Amount" (assuming a sufficient Amount Available) but for the operation of the proviso in such definition shall instead be included in clause
(c) of this definition; and provided, further, that the
                            --------  -------

                                     1-14
aggregate of all amounts distributed for all Payment Dates pursuant to clause
(c) of this definition shall not exceed the Original Class M-1 Principal
Balance.

     "Class M-1 Formula Interest Distribution Amount" means, as to any Payment
      ----------------------------------------------
Date, the sum of (a) the amount specified in clause (a) of the definition of the term "Class M-1 Formula Distribution Amount" and (b) the Unpaid Class M-1 Interest Shortfall, if any.

     "Class M-1 Formula Liquidation Loss Interest Distribution Amount" means, as
      ---------------------------------------------------------------
to any Payment Date, the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding June 15, 1997) at the Class M-1 Pass-Through Rate on the Class M-1 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date on the basis of a 360-day year of twelve 30-day months, and (b) the Unpaid Class M-1 Liquidation Loss Interest Shortfall, if any.

     "Class M-1 Interest Deficiency Amount" means, as to any Payment Date, the
      ------------------------------------
amount, if any, by which (a) the Class M-1 Formula Interest Distribution Amount exceeds (b) the amount available for distribution to the Class M-1 Certificateholders pursuant to Sections 8.04(b)(4)(i) and (ii) on such Payment Date.

     "Class M-1 Interest Shortfall" means, as to any Payment Date, the amount,
      ----------------------------
if any,  by which (a) the Class M-1 Formula Interest Distribution Amount exceeds
(b) the sum of (1) the amount distributed to Class M-1 Certificateholders on such Payment Date pursuant to Sections 8.04(b)(4)(i) and (ii), and (2) the amount distributed to Class M-1 Certificateholders on such Payment Date pursuant to Section 8.04(c).

     "Class M-1 Liquidation Loss Interest Shortfall" means, as to any Payment
      ---------------------------------------------
Date, the amount, if any, by which (a) the Class M-1 Formula Liquidation Loss Interest Distribution Amount exceeds (b) any amount distributed to Class M-1 Certificateholders on such Payment Date pursuant to Section 8.04(b)(8)(i).

     "Class M-1 Liquidation Loss Principal Amount" means, as of any Payment
      -------------------------------------------
Date, the lesser of (a) the excess, if any, of the Aggregate Liquidation Loss Principal Amount over the aggregate of the Class M-2 Principal Balance and the Class B Principal Balance, and (b) the Class M-1 Principal Balance.

     "Class M-1 Pass-Through Rate" means 7.65% per annum, computed on the basis
      ---------------------------
of a 360-day year of twelve 30-day months.

     "Class M-1 Principal Balance" means, as to any Payment Date, the Original
      ---------------------------
Class M-1 Principal Balance less all amounts previously distributed to Holders of Class M-1 Certificates in respect of principal.

                                     1-15

      "Class M-2 Certificate" means any one of the Class M-2 Certificates
      ---------------------
executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit B and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

     "Class M-2 Cross-over Date" means the Payment Date on which the Class M-2
      -------------------------
Principal Balance (after giving effect to the distributions of principal on the Class M-2 Certificates on such Payment Date) is reduced to zero.

     "Class M-2 Distribution Amount" means, as to any Payment Date, the lesser
      -----------------------------
of (a) the Amount Available less the Class A Distribution Amount and the Class M-1 Distribution Amount and (b) the Class M-2 Formula Distribution Amount; provided that after the Class M-2 Cross-over Date the Class M-2 Distribution
--------
Amount shall be zero.

     "Class M-2 Formula Distribution Amount" means, as to any Payment Date, an
      -------------------------------------
amount equal to the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding June 15,
1997) at the Class M-2 Pass-Through Rate on the excess of the Class M-2 Principal Balance over the Class M-2 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date on the basis of a 360-day year of twelve 30-day months, (b) any Unpaid Class M-2 Interest Shortfall and (c) if such Payment Date is after the Class M-1 Cross-over Date, but on or prior to the Class M-2 Cross-over date, the Senior Percentage of the Formula Principal Distribution Amount; provided, however, that on the Class M-1 Cross-over Date,
                     --------  -------
the balance of any amounts that would have been distributable on such date pursuant to clause (c) of the definition of the term "Class M-1 Formula Distribution Amount" (assuming a sufficient Amount Available) but for the operation of the proviso in such definition shall instead be included in clause
(c) of this definition; and provided, further, that the aggregate of all amounts
                            --------  -------
distributed for all Payment Dates pursuant to clause (c) of this definition shall not exceed the Original Class M-2 Principal Balance.

     "Class M-2 Formula Interest Distribution Amount" means, as to any Payment
      ----------------------------------------------
Date, the sum of (a) the amount specified in clause (a) of the definition of the term "Class M-2 Formula Distribution Amount" and (b) the Unpaid Class M-2 Interest Shortfall, if any.

     "Class M-2 Formula Liquidation Loss Interest Distribution Amount" means, as
      ---------------------------------------------------------------
to any Payment Date, the sum of (a) one month's interest (or, as to the first Payment Date, interest from and including the Closing Date to but excluding June 15, 1997) at the Class M-2 Pass-Through Rate on the Class M-2 Liquidation Loss Principal Amount, to be calculated immediately prior to such Payment Date on the basis of a 360-day year of twelve 30-day months, and (b) the Unpaid Class M-2 Liquidation Loss Interest Shortfall, if any.

                                     1-16

     "Class M-2 Interest Deficiency Amount" means, as to any Payment Date, the
      ------------------------------------
amount, if any, by which (a) the Class M-2 Formula Interest Distribution Amount exceeds (b) the amount available for distribution to the Class M-2 Certificateholders pursuant to Sections 8.04(b)(5)(i) and (ii) on such Payment Date.

     "Class M-2 Interest Shortfall" means, as to any Payment Date, the amount,
      ----------------------------
if any, by which (a) the Class M-2 Formula Interest Distribution Amount, exceeds (b) the sum of (1) the amount distributed to Class M-2 Certificateholders on such Payment Date pursuant to Sections 8.04(b)(5)(i) and
(ii), and (2) the amount distributed to Class M-2 Certificateholders on such Payment Date pursuant to Section 8.04(c).

     "Class M-2 Liquidation Loss Interest Shortfall" means, as to any Payment
      ---------------------------------------------
Date, the amount, if any, by which the Class M-2 Formula Liquidation Loss Interest Distribution Amount exceeds any amount distributed to Class M-2 Certificateholders on such Payment Date pursuant to Section 8.04(b)(8)(iv).

     "Class M-2 Liquidation Loss Principal Amount" means the lesser of (a) the
      -------------------------------------------
excess, if any, of the Aggregate Liquidation Loss Principal Amount over the Class B Principal Balance, and (b) the Class M-2 Principal Balance.

     "Class M-2 Pass-Through Rate" means a floating rate (determined monthly as
      ---------------------------
of each Payment Date) equal to the Weighted Average Loan Rate, but in no event greater than 7.80% per annum, in either case computed on the basis of a 360-day year of twelve 30-day months.

     "Class M-2 Principal Balance" means, as to any Payment Date, the Original
      ---------------------------
Class M-2 Principal Balance less all amounts previously distributed to Holders of Class M-2 Certificates in respect of principal.

     "Class Principal Balance" means any of the Class A-1 ARM, Class A-1, Class
      -----------------------
A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class B-1 or Class B-2 Principal Balances.

     "Closing Date" means May 29, 1997.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Computer Tape" means the computer tape generated by the Company which
      -------------
provides information relating to the Loans and which was used by the Company in selecting the Loans, and includes the master file and the history file.

     "Corporate Trust Office" means the office of the Trustee at which at any
      ----------------------
particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in Section 12.09.

                                     1-17

     "Counsel for the Company" means Dorsey & Whitney LLP, or other legal
      -----------------------
counsel for the Company.

     "Cumulative Realized Loss Ratio" means, for any Payment Date, a fraction,
      ------------------------------
expressed as a percentage, the numerator of which is the Cumulative Realized Losses for that Payment Date, and the denominator of which is the Cut-Off Date Pool Principal Balance.

     "Cumulative Realized Losses" means, as to any Payment Date, the sum of the
      --------------------------
Realized Losses for that Payment Date and each preceding Payment Date since the Cut-off Date.

     "Cumulative Realized Losses Test" means, to be considered "satisfied" for
      -------------------------------
any Payment Date, that the Cumulative Realized Loss Ratio as of such Payment Date is less than or equal to 7.5%.

     "Current Realized Loss Ratio" means, as to any Payment Date, a fraction,
      ---------------------------
expressed as a percentage, the numerator of which is the aggregate Realized Losses for such Payment Date and each of the two immediately preceding Payment Dates, multiplied by four, and the denominator of which is the arithmetic average of the Pool Scheduled Principal Balance as of the third preceding Payment Date and the Pool Scheduled Principal Balance as of such Payment Date.

     "Current Realized Losses Test" means, to be considered "satisfied" for any
      ----------------------------
Payment Date, that the Current Realized Loss Ratio for such Payment Date is less than or equal to 2.0%.

     "Custodian" means at any time an Eligible Institution, or a financial
      ---------
institution organized under the laws of the United States or any State, which is not an Affiliate of the Company, which is subject to supervision and examination by Federal or State authorities and whose commercial paper or unsecured long-term debt (or, in the case of a member of a bank holding company system, the commercial paper or unsecured long-term debt of such bank holding company) has been rated A-1 by S&P and F-1 by Fitch in the case of commercial paper, or BBB+ or higher by both S&P and Fitch in the case of unsecured long-term debt, as is acting at such time as Custodian of the Loan Files pursuant to Section 4.01.

     "Cut-off Date" means May 1, 1997 (or the date of origination of the Loan,
      ------------
if later).

     "Cut-off Date Pool Principal Balance"  means, with respect to all Loans,
      -----------------------------------
the aggregate of the Cut-off Date Principal Balances of all Loans.

                                     1-18

     "Cut-off Date Principal Balance" means, as to any Loan, the unpaid
      ------------------------------
principal balance of the Loans on the Cut-off Date after giving effect to all installments of principal received prior thereto.

     "Defaulted Loan" means a Loan with respect to which the Servicer commenced
      --------------
foreclosure proceedings, made a sale of such Loan to a third party for foreclosure or enforcement.

     "Definitive Certificates" has the meaning assigned in Section 9.02(e).
      -----------------------

     "Delinquent Payment" means, as to any Loan, with respect to any Due Period,
      ------------------
any payment or portion of a payment that was originally scheduled to be made during such Due Period under such Loan (after giving effect to any reduction in the principal amount deemed owed on such Loan by the Obligor, as described in
Section 6.01(b)) and was not received or applied during such Due Period and deposited in the Certificate Account, whether or not any payment extension has been granted by the Servicer; provided, however, that with respect to any
                              -----------------
Liquidated Loan, the payment scheduled to be made in the Due Period in which such Loan became a Liquidated Loan shall not be deemed a Delinquent Payment.

     "Depository" means the initial Depository, The Depository Trust Company,
      ----------
the nominee of which is Cede & Co., as the registered Holder of (i) one Class A-1 ARM Certificate evidencing $36,462,000 in Original Class A-1 ARM Principal Balance, (ii) one Class A-1 Certificate evidencing $27,998,000 in Original Class A-1 Principal Balance, (iii) one Class A-2 Certificate evidencing $36,641,000 in Original Class A-2 Principal Balance, (iv) one Class A-3 Certificate evidencing $62,724,000 in Original Class A-3 Principal Balance, (v) one Class A-4 Certificate evidencing $20,556,000 in Original Class A-4 Principal Balance, (vi) one Class A-5 Certificate evidencing $56,200,000 in Original Class A-5 Principal Balance, (vii) one Class A-6 Certificate evidencing $40,682,000 in Original Class A-6 Principal Balance, (viii) one Class M-1 Certificate evidencing $17,988,000 Original Class M-1 Principal Balance, (ix) one Class M-2 Certificate evidencing $11,447,000 in Original Class M-2 Principal Balance, (x) one Class B-1 Certificate evidencing $11,447,000 in Original Class B-1 Principal Balance, and (xi) one Class B-2 Certificate evidencing $4,906,721 in Original Class B-2 Principal Balance and any permitted successor depository. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     "Depository Participant" means a broker, dealer, bank or other financial
      ----------------------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Determination Date" means the second Business Day preceding each Payment
      ------------------
Date during the term of this Agreement.

     "Due Period" means a calendar month during the term of this Agreement.
      ----------

                                     1-19

     "Electronic Ledger" means the electronic master record of conditional sales
      -----------------
contracts and promissory notes of the Company.

     "Eligible Account"  means, at any time, an account which is any of the
      ----------------
following: (i) an account maintained with an Eligible Institution; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or
(iv) an account that will not cause S&P or Fitch to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by S&P and Fitch.

     "Eligible Institution" means any depository institution (which may be the
      --------------------
Trustee or an Affiliate of the Trustee) organized under the laws of the United States or any State, the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation, which is subject to supervision and examination by Federal or State authorities and whose short-term deposits have been rated A-1 by S&P and F-1 by Fitch (if rated by Fitch) or whose unsecured long-term debt has been rated in one of the two highest rating categories by both S&P and Fitch (if rated by Fitch).

     "Eligible Investments" has the meaning assigned in Section 5.05(b).
      --------------------

     "Eligible Servicer" means the Trustee or a Person qualified to act as
      -----------------
servicer of the Loans under applicable Federal and State laws and regulations, which is a Title I approved lender under FHA regulations and which services not less than an aggregate of $100,000,000 in outstanding principal amount of FHA-insured home improvement contracts and promissory notes, manufactured housing conditional sales contracts and installment loan agreements and home equity loans.

     "Eligible Substitute Loan" means, as to any Replaced Loan for which such
      ------------------------
Eligible Substitute Loan is being substituted pursuant to Section 3.05(b), a Loan that (a) as of the date of its substitution, satisfies all of the representations and warranties (which, except when expressly stated to be as of origination, shall be deemed to be determined as of the date of its substitution rather than as of the Cut-off Date or the Closing Date) in Section 3.02 and does not cause any of the representations and warranties in Section 3.03, after giving effect to such substitution, to be incorrect, (b) after giving effect to the scheduled payment due in the month of such substitution, has a Scheduled Principal Balance that is not greater than the Scheduled Principal Balance of such Replaced Loan, (c) has a Loan Rate that is at least equal to the Loan Rate of such Replaced Loan, (d) has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Loan, and (e) if an Adjustable Rate Loan, bears interest at a Loan Interest Rate that
(i) is

                                     1-20
subject to adjustment based on the same index as the Replaced Loan, (ii) is calculated by adding a specified percentage amount (the "gross margin") to the index that is no less than the gross margin on the Replaced Loan, and (iii) is subject to a minimum rate of interest no less than the minimum rate of interest on the Replaced Loan and a maximum rate of interest no more than 1.0% greater than the rate of interest on the Replaced Loan.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Errors and Omissions Protection Policy" means the employee errors and
      --------------------------------------
omissions policy maintained by the Servicer or any similar replacement policy covering errors and omissions by the Servicer's employees, and meeting the requirements of Section 5.09, all as such policy relates to Loans comprising a portion of the corpus of the Trust.

     "Event of Termination" has the meaning assigned in Section 7.01.
      --------------------

     "Excess Proceeds" means an amount equal to the excess, if any, of (a) the
      ---------------
Original Certificate Principal Balance over (b) the Cut-Off Date Pool Principal Balance.

     "Excess Proceeds Account" means a separate trust account created and
      -----------------------
maintained pursuant to Section 8.07 in the name of the Trust in an Eligible Institution.

     "Expense Adjusted Mortgage Rate" means, with respect to any Adjustable Rate
      ------------------------------
Loan, the then applicable mortgage rate thereon, minus the Expense Fee Rate.

     "Fidelity Bond" means the fidelity bond maintained by the Servicer or any
      -------------
similar replacement bond, meeting the requirements of Section 5.09, as such bond relates to Loans comprising a portion of the corpus of the Trust.

     "Final Payment Date" means the Payment Date on which the final distribution
      ------------------
in respect of Certificates will be made pursuant to Section 12.04.

     "Fitch" means Fitch Investors Service, L.P., or any successor thereto;
      -----
provided that, if Fitch no longer has a rating outstanding on any Class of the
--------
Certificates, then references herein to "Fitch" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Fitch shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Formula Principal Distribution Amount" means, as to any Payment Date, the
      -------------------------------------
sum of:

                                     1-21

          (a) all scheduled payments of principal due on each outstanding Loan during the prior Due Period as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Partial Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period); plus

          (b) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the prior Due Period; plus

          (c) the aggregate Scheduled Principal Balance of all Loans that became Liquidated Loans during the prior Due Period; plus

          (d) the aggregate Scheduled Principal Balance of all Loans repurchased, and all amounts deposited in lieu of the repurchase of any Loan, during the prior Due Period pursuant to Section 3.05(a) or, in the event of a substitution of a Loan in accordance with Section 3.05(b), any amount required to be deposited by the Company in the Certificate Account during the Due Period pursuant to Section 3.05(b)(vi); plus

          (e) any amount described in clauses (a) through (d) above that was not previously distributed because of an insufficient amount of funds available in the Certificate Account if (1) the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance has been reduced to zero, or (2) such amount was not covered by a Class B-2 Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance; plus

          (f) with respect to the Payment Date in June 1997, an amount equal to that portion of the balance of the Excess Proceeds Account attributable to Excess Proceeds and any investment earnings allocable thereto in accordance with Section 8.07; minus

          (g) the Class A-1 ARM Formula Principal Distribution Amount.

     "GNMA" means the Government National Mortgage Association, or any successor
      ----
thereto.

     "HUD" means the United States Department of Housing and Urban Development,
      ---
or any successor thereto.

     "Independent" means, when used with respect to any specified Person, any
      -----------
Person who (i) is in fact independent of the Company and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or the Servicer or in an Affiliate of either, and (iii) is not connected with the Company or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is

                                     1-22
provided herein that any Independent Person's opinion or certificate shall be furnished to the Trustee, such opinion or certificate shall state that the signatory has read this definition and is Independent within the meaning set forth herein.

     "Interest Reset Period" means, with respect to any Payment Date, the period
      ---------------------
from and including the prior Payment Date (or, with respect to the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

     "LIBOR" means, with respect to any Interest Reset Period, the offered rate,
      -----
as established by the Calculation Agent, for United States dollar deposits for one month that appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date for such Interest Reset Period. If on any LIBOR Determination Date the offered rate does not appear on Telerate Page 3750, the Calculation Agent will request each of the reference banks (which shall be major banks that are engaged in transactions in the London interbank market selected by the Calculation Agent) to provide the Trustee with its offered quotation for United States dollar deposits for one month to prime banks in the London interbank market as of 11:00 A.M., London time, on such date. If at least two reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, of all such quotations. If on such date fewer than two of the reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, of the offered per annum rates that one or more leading banks in The City of New York selected by the Calculation Agent are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for United States dollar deposits for one month; provided, however, that if such banks are not quoting as described above, LIBOR for such date will be LIBOR applicable to the Interest Reset Period immediately preceding such Interest Reset Period; and provided further, that if the result of the foregoing
                           ----------------
would be for three consecutive Payment Dates to base LIBOR on the rate applicable in the immediately preceding Interest Reset Period, for such third consecutive Payment Date the Calculation Agent shall instead select an alternative comparable index (over which the Calculation Agent has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

     "LIBOR Business Day" as used herein means a day that is both a Business Day
      ------------------
and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

     "LIBOR Determination Date" means the second LIBOR Business Day prior to the
      ------------------------
first day of the related Interest Reset Period.

     "Liquidated Loan" means with respect to any Due Period, either
      ---------------

                                     1-23

          (1) a Defaulted Loan as to which the Servicer has received from the Obligor, or a third party purchaser of the Loan, all amounts which the Servicer reasonably and in good faith expects to recover from or on account of such Loan, or

          (2) a Loan (a) upon which all or a portion of the first payment of interest due by the Obligor was added to principal, and (b) on which the Obligor failed to pay the full amount of principal due on the Loan, as computed by the Servicer;

provided, however, that any Loan which the Company is obligated to repurchase
-----------------
pursuant to Section 3.05, and did so repurchase or substitute therefor an Eligible Substitute Loan in accordance with Section 3.05, shall be deemed not to be a Liquidated Loan; and provided further, that with respect to Due Periods
                          ----------------
beginning on or after April 2026, a Liquidated Loan also means any Loan as to which the Servicer has commenced foreclosure proceedings or made a sale of the Loan to a third party for foreclosure or enforcement.

     "Liquidation Expenses" means out-of-pocket expenses (exclusive of any
      --------------------
overhead expenses) which are incurred by the Servicer in connection with the liquidation of any defaulted Loan, including, without limitation, legal fees and expenses, and any related and unreimbursed expenditures for property taxes, property preservation or restoration of the property to marketable condition.

     "Liquidation Proceeds" means cash (including insurance proceeds) received
      --------------------
in connection with the liquidation of defaulted Loans, whether through repossession, foreclosure sale or otherwise.

     "List of Loans" means the list identifying each Loan constituting part of
      -------------
the corpus of the Trust, which list (a) identifies each Loan and (b) sets forth as to each Loan (i) the Cut-off Date Principal Balance, (ii) the amount of monthly payments due from the Obligor, (iii) the Loan Interest Rate and (iv) the maturity date, and which is attached to this Agreement as Exhibit L-1, in the case of the Home Equity Loans other than the Adjustable Rate Loans, or Exhibit L-2, in the case of the Adjustable Rate Loans.

     "Loan File" means, as to each Loan, (a) the original copy of the Loan which
      ---------
is comprised of the related contract and/or promissory note, (b) the original or a copy of the mortgage, deed of trust or security deed or similar evidence of a lien on the related improved property and evidence of due recording of such mortgage, deed of trust or security deed, if available, (c) if such Loan was originated by a contractor rather than the Company, the original or a copy of an assignment of the mortgage, deed of trust or security deed by the contractor to the Company and (d) a sale control document.

                                     1-24

     "Loan Interest Rate" means, as to any Loan, the annual rate of interest
      ------------------
specified in the Loan.

     "Loans" means the home equity loans described in the List of Fixed Rate
      -----
Loans attached hereto as Exhibit L-1 and the Adjustable Rate Loans described in the List of Loans attached hereto as Exhibit L-2 and constituting part of the corpus of the Trust, which Loans are to be assigned and conveyed by the Company to the Trust, and includes, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments which are received pursuant thereto on or after the Cut-off Date, but excluding any rights to receive payments which are received pursuant thereto prior to the Cut-off Date.

     "Monthly Report" has the meaning assigned in Section 6.01.
      --------------

     "Monthly Servicing Fee" means, as of any Payment Date, one-twelfth of the
      ---------------------
product of .75% and the Pool Scheduled Principal Balance with respect to the preceding Payment Date.

     "Net Liquidation Loss" means, as to a Liquidated Loan, the difference
      --------------------
between (a) the Repurchase Price of such Loan, and (b) the Net Liquidation Proceeds with respect to such Liquidated Loan, where such difference is a positive number.

     "Net Liquidation Proceeds" means, as to a Liquidated Loan, the proceeds
      ------------------------
received, or, for Loans which become Liquidated Loans pursuant to the last proviso in the definition of "Liquidated Loan," the estimated proceeds to be received, as of the last day of the Due Period in which such Loan became a Liquidated Loan, from the Obligor, from a third party purchaser of the Loan, from insurance, or otherwise, net of Liquidation Expenses.

     "NRSRO" means any nationally recognized statistical rating organization.
      -----

     "Obligor" means the person who owes payments under a Loan.
      -------

     "Officer's Certificate" means a certificate signed by the Chairman of the
      ---------------------
Board, President or any Vice President of the Company and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may, except as
      ------------------
expressly provided herein, be salaried counsel for the Company or the Servicer, as applicable, acceptable to the Trustee and the Company.

     "Original Certificate Principal Balance" means $357,051,721.
      --------------------------------------

     "Original Class A-1 ARM Principal Balance" means $36,462,000.
      ----------------------------------------

     "Original Class A-1 Principal Balance" means $27,998,000.
      ------------------------------------

                                     1-25

     "Original Class A-2 Principal Balance" means $86,641,000.
      ------------------------------------

     "Original Class A-3 Principal Balance" means $62,724,000.
      ------------------------------------

     "Original Class A-4 Principal Balance" means $20,556,000.
      ------------------------------------

     "Original Class A-5 Principal Balance" means $56,200,000.
      ------------------------------------

     "Original Class A-6 Principal Balance" means $40,682,000.
      ------------------------------------

     "Original Class B-1 Principal Balance" means $11,447,000.
      ------------------------------------

     "Original Class B-2 Principal Balance" means $4,906,721.
      ------------------------------------

     "Original Class M-1 Principal Balance" means $17,988,000.
      ------------------------------------

     "Original Class M-2 Principal Balance" means $11,447,000.
      ------------------------------------

     "Partial Principal Prepayment" means (a) any Principal Prepayment other
      ----------------------------
than a Principal Prepayment in Full and (b) any cash amount deposited in the Certificate Account pursuant to the proviso in Section 3.05(a) or pursuant to
Section 3.05(b).

     "Pass-Through Margin" means 0.23% per annum on each Payment Date on which
      -------------------
the Pool Scheduled Principal Balance of all Loans is 10% or more of the Cut-off Date Pool Principal Balance of all Loans, and 0.46% per annum on each Payment Date on which the Pool Scheduled Principal Balance of all Loans is less than 10% of the Cut-off Date Pool Principal Balance of all Loans.

     "Paying Agent" has the meaning assigned in Section 8.01(c).
      ------------

     "Payment Date" means the fifteenth day of each calendar month during the
      ------------
term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, commencing June 15, 1997.

     "Percentage Interest" means, as to any Certificate or the Class C
      -------------------
Certificate, the percentage interest evidenced thereby in distributions made on the related Class, such percentage interest being equal to: (I) (i) as to any Certificate, the percentage (carried to eight places) obtained from dividing the denomination of such Certificate by (a) in the case of a Class A-1 ARM Certificate, the Original Class A-1 ARM Principal Balance, (b) in the case of a Class A-1 Certificate, the Original Class A-1 Principal Balance, (c) in the case of a Class A-2 Certificate, the Original Class A-2 Principal Balance, (d) in the case of a Class A-3 Certificate, the Original Class A-3 Principal Balance, (e) in the case of a Class A-4 Certificate, the Original Class A-4 Principal Balance, (f) in the case of a Class A-5 Certificate, the Original Class A-5 Principal Balance, (g) in the case of a Class A-6 Certificate, the Original Class A-6

                                     1-26

Principal Balance, (h) in the case of a Class M-1 Certificate, the Class M-1 Principal Balance, (i)in the case of a Class M-2 Certificate, the Original Class M-2 Principal Balance, (j) in the case of a Class B-1 Certificate, the Original Class B-1 Principal Balance, and (k) in the case of a Class B-2 Certificate, the Original Class B-2 Principal Balance; and (II) as to any Class C Certificate, the percentage specified on the face of such Certificate. The aggregate Percentage Interests for each Class of Certificates and the Class C Certificate shall equal 100%.

     "Permitted Transferee" means, in the case of a transfer of the Class C
      --------------------
Certificate, a Person that is not a Plan or a Disqualified Organization, except as permitted by Sections 9.02(b)(2) and (3), respectively.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Plan" has the meaning assigned in Section 9.02(b)(2).
      ----

     "Pool Factor" means, at any time, the percentage derived from a fraction,
      -----------
the numerator of which is the Certificate Principal Balance at such time and the denominator of which is the Original Certificate Principal Balance.

     "Pool Scheduled Principal Balance" means, with respect to all Loans, as of
      --------------------------------
any Payment Date, the aggregate Scheduled Principal Balance of all Loans that were outstanding during the immediately preceding Due Period.

     "Principal Prepayment" means a payment or other recovery of principal on a
      --------------------
Loan (exclusive of Liquidation Proceeds) which is received in advance of its scheduled due date and applied upon receipt (or, in the case of a partial prepayment, upon the next scheduled payment date on such Loan) to reduce the outstanding principal amount due on such Loan prior to the date or dates on which such principal amount is due.

     "Principal Prepayment in Full" means any Principal Prepayment of the entire
      ----------------------------
principal balance of a Loan.

     "Realized Losses" means, as to any Payment Date, the aggregate Net
      ---------------
Liquidation Losses for all Loans that became Liquidated Loans during the immediately preceding Due Period.

     "Record Date" means, with respect to any Payment Date, the Business Day
      -----------
immediately preceding such Payment Date.

     "REMIC" means a "real estate mortgage investment conduit" as defined in
      -----
Section 860D of the Code.

                                     1-27

     "REMIC Provisions" means the provisions of the federal income tax law
      ----------------
relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and any temporary, proposed or final regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     "Replaced Loan" has the meaning assigned in Section 3.05(b).
      -------------

     "Repurchase Price" means, with respect to a Loan to be repurchased pursuant
      ----------------
to Section 3.05 or which becomes a Liquidated Loan, an amount equal to (a) the remaining principal amount outstanding on such Loan (without giving effect to any Advances paid by the Servicer or the Trustee, as applicable, with respect to such Loan pursuant to Section 8.02), plus (b) interest at the Weighted Average Pass-Through Rate on such Loan from the end of the Due Period with respect to which the Obligor last made a scheduled payment (without giving effect to any Advances paid by the Servicer or the Trustee, as applicable, with respect to such Loan pursuant to Section 8.02) through the date of such repurchase or liquidation.

     "Responsible Officer" means, with respect to the Trustee, the chairman and
      -------------------
any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies,
      ---
Inc., or any successor thereto; provided that, if S&P no longer has a rating
                                --------
outstanding on any Class of the Certificates, then references herein to "S&P" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of S&P shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

     "Scheduled Principal Balance"  means, with respect to any Loan and any
      ---------------------------
Payment Date or the Cut-off Date, the principal balance of such Loan as of the due date in the Due Period immediately preceding such Payment Date or as of the due date immediately preceding the Cut-off Date (or as of the Cut-off Date if the Cut-off Date is the date of origination of such Loan), as the case may be, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and to the payment of principal due

                                     1-28
on such due date and irrespective of any delinquency in payment by, or extension granted to, the related Obligor; provided that the Scheduled Principal Balance of any Loan as of the Cut-off Date shall give effect to payments of principal received prior to the Cut-off Date.

     "Senior Percentage" means, with respect to the Certificates:
      -----------------

               (a) as to any Payment Date prior to the Class B Cross-over Date, 100%;

               (b) as to any Payment Date on or after the Class B Cross-over Date but on or prior to the Class M-2 Cross-over Date, and on which any Class B Principal Distribution Test is not satisfied, 100%;

               (c) as to any Payment Date on or after the Class B Cross-over date but on or prior to the Class M-2 Cross-over date, and on which each Class B Principal Distribution Test is satisfied, a fraction, expressed as a percentage, the numerator of which is the sum of the Class A Principal Balance (excluding the Class A-1 ARM Principal Balance) and the Class M Principal Balance as of such Payment Date, and the denominator of which is the Pool Scheduled Principal Balance as of the immediately preceding Payment Date less the Scheduled Principal Balance of the Adjustable Rate Loans as of the immediately preceding Payment Date; and

               (d) as to any Payment Date after the Class M-2 Cross-over date, 0%.

     "Service Transfer" has the meaning assigned in Section 7.02.
      ----------------

     "Servicer" means the Company until any Service Transfer hereunder and
      --------
thereafter means the new servicer appointed pursuant to Article VII.

     "Servicing Officer" means any officer of the Servicer involved in, or
      -----------------
responsible for, the administration and servicing of Loans whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Trustee by the Company, as the same may be amended from time to time.

     "Sixty-Day Delinquency Ratio" means, as to any Payment Date, a fraction,
      ---------------------------
expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Loans that were delinquent 60 days or more as of the end of the prior Due Period (including Loans in respect of which the related real estate has been foreclosed upon but is still in inventory), and the denominator of which is the Pool Scheduled Principal Balance as of such Payment Date.

                                     1-29

     "Step-up Rate Loan" means any Loan bearing interest during an initial
      -----------------
period or periods at a fixed rate or fixed rates that are lower than the fixed rate borne thereafter.

     "Telerate Page 3750" means the display page so designated on the Dow Jones
      ------------------
Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor by the Calculation Agent, for the purpose of displaying London interbank offered rates of major banks).

     "Thirty-Day Delinquency Ratio" means, as to any Payment Date, a fraction,
      ----------------------------
expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Loans that were delinquent 30 days or more as of the end of the prior Due Period (including Loans in respect of which the related real estate has been foreclosed upon but is still in inventory), and the denominator of which is the Pool Scheduled Principal Balance as of such Payment Date.

     "Trust" means the trust created by this Agreement, the corpus of which
      -----
consists of (i) all the rights, benefits and obligations arising from and in connection with the Loans, including all interest and principal received on or with respect to the Loans (other than principal and interest received on the Loans before the Cut-off Date), (ii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Loan for the benefit of the creditor of such Loan, (iii) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Loans, (iv) all documents contained in the Loan Files, (v) all proceeds and products of the foregoing, (vi) the Class B-2 Limited Guaranty, (vii) the remittances, deposits and payments made into the Certificate Account and amounts in the Certificate Account (including all proceeds of investments thereof), and
(viii) deposits made into the Excess Proceeds Account (including all proceeds of investments thereof).

     "Trustee Advance" has the meaning assigned in Section 11.16.
      ---------------

     "Underwriters" means Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner &
      ------------
Smith Incorporated and Salomon Brothers Inc.

     "Unpaid Class A Interest Shortfall"  means, as to each Class of Class A
      ---------------------------------
Certificates and any Payment Date, the amount, if any, of the Class A Interest Shortfall applicable to such Class for the prior Payment Date, plus one month's interest thereon (to the

                                     1-30
extent payment thereof is legally permissible) at the related Pass-Through Rate, computed on the basis of a 360-day year of twelve 30-day months, except with respect to the Class A-1 ARM Certificates, as to which interest is computed on the basis of actual days elapsed in a year of 360 days.

     "Unpaid Class B-1 Interest Shortfall"  means, with respect to the Class B-1
      -----------------------------------
Certificates and any Payment Date, the amount, if any, of the Class B-1 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class B-1 Pass-Through Rate, computed on the basis of a 360-day year of twelve 30-day months.

     "Unpaid Class B-1 Liquidation Loss Interest Shortfall" means, with respect
      ----------------------------------------------------
to the Class B-1 Certificates and any Payment Date, the amount, if any, of the Class B-1 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class B-1 Pass-Through Rate, computed on the basis of a 360-day year of twelve 30-day months.

     "Unpaid Class B-2 Interest Shortfall"  means, with respect to the Class B-2
      -----------------------------------
Certificates and any Payment Date, the amount, if any, of the Class B-2 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class B-2 Pass-Through Rate, computed on the basis of a 360-day year of twelve 30-day months.

     "Unpaid Class B-2 Liquidation Loss Interest Shortfall"  means, with respect
      ----------------------------------------------------
to the Class B-2 Certificates and any Payment Date, the amount, if any, of the Class B-2 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class B-2 Pass-Through Rate, computed on the basis of a 360-day year of twelve 30-day months.

     "Unpaid Class M-1 Interest Shortfall"  means, with respect to the Class M-1
      -----------------------------------
Certificates and any Payment Date, the amount, if any, of the Class M-1 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class M-1 Pass-Through Rate, computed on the basis of a 360-day year of twelve 30-day months.

     "Unpaid Class M-1 Liquidation Loss Interest Shortfall"  means, with respect
      ----------------------------------------------------
to the Class M-1 Certificates and any Payment Date, the amount, if any, of the Class M-1 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class M-1 Pass-Through Rate, computed on the basis of a 360-day year of twelve 30-day months.

     "Unpaid Class M-2 Interest Shortfall"  means, with respect to the Class M-2
      -----------------------------------
Certificates and any Payment Date, the amount, if any, of the Class M-2 Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class M-2 Pass-Through Rate, computed on the basis of a 360-day year of twelve 30-day months.

     "Unpaid Class M-2 Liquidation Loss Interest Shortfall"  means, with respect
      ----------------------------------------------------
to the Class M-2 Certificates and any Payment Date, the amount, if any, of the Class M-2 Liquidation Loss Interest Shortfall for the prior Payment Date, plus one month's interest thereon (to the extent payment thereof is legally permissible) at the Class M-

                                     1-31

2 Pass-Through Rate, computed on the basis of a 360-day year of twelve 30-day months.

     "Weighted Average Loan Rate" means, as to any Payment Date, the weighted
      --------------------------
average (determined by Scheduled Principal Balance) of the Loan Rates for all Loans that were outstanding during the immediately preceding month.

    "  Weighted Average Pass-Through Rate" means, as to any Payment Date, the
       ----------------------------------
weighted average (expressed as a percentage and rounded to four decimal places) of the Class A-1 ARM, A-1, A-2, A-3, A-4, A-5, A-6, M-1, M-2, B-1 and B-2 Pass-
Through Rates, weighted on the basis of the respective Class A-1, A-2, A-3, A-4, A-5, A-6, M-1, M-2, B-1 and B-2 Principal Balance immediately prior to such Payment Date.

                                     1-32

                                  ARTICLE II

                   ESTABLISHMENT OF TRUST; TRANSFER OF LOANS
                   -----------------------------------------

     SECTION 2.01.  Closing.
                    -------

     a. There is hereby created, by the Company as settlor, a separate trust which shall be known as Home Equity Loan Trust 1997-B. By the execution and delivery of this Agreement, the Company has agreed that it will elect or will cause an election to be made to treat the pool of assets comprising the Trust, excluding the Excess Proceeds Account, as a REMIC. The Trust shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders and the Class C Certificateholder.

     b. The Company hereby transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust, by execution of an assignment substantially in the form of Exhibit D hereto, (i) all the right, title and interest of the Company in and to the Loans (other than payments due on the Loans before the Cut-off Date, and other than payments received on the Loans before the Cut-off Date), (ii) all rights the Company may have against the originating contractor or lender with respect to Loans originated by a contractor or lender other than the Company, (iii) all rights under hazard insurance, if applicable, on the properties described in the Loans, (iv) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Loans, (v) all documents contained in the Loan Files, (vi)all rights under any title insurance policies, if applicable, on any of the properties securing the Loans and (vii)all proceeds and products of the foregoing.

     c. Although the parties intend that the conveyance of the Company's right, title and interest in and to the Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan, if such conveyances are deemed to be a loan, the parties intend that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. If the conveyance is deemed to be a loan, the parties further intend and agree that the Company shall be deemed to have granted to the Trustee, and the Company does hereby grant to the Trustee, a perfected first-priority security interest in the items designated in Section 2.01(b)(i) through 2.01(b)(vii) above, and that this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person under any Certificate, or the Class C Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

     SECTION 2.02.  Conditions to the Closing.
                    -------------------------

                                      2-1

     On or before the Closing Date, the Company shall deliver or cause to be delivered the following documents to the Trustee:

          a. The List of Loans, certified by the Chairman of the Board, President or any Vice President of the Company.

          b. A certificate of an officer of the Company substantially in the form of Exhibit E hereto.

          c. An Opinion of Counsel for the Company substantially in the form of Exhibit F hereto.

          d. A letter from KPMG Peat Marwick LLP or another nationally recognized accounting firm, stating that such firm has reviewed the Loans on a statistical sampling basis and, based on such sampling, concluding that the Loans conform in all material respects to the List of Loans, to a confidence level of 97.5%, with an error rate not in excess of 1.8%, specifying those Loans which do not so conform.

          e. Copies of resolutions of the board of directors of the Company or of the executive committee of the board of directors of the Company approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the secretary or an assistant secretary of the Company.

          f. Officially certified recent evidence of due incorporation and good standing of the Company under the laws of the State of Delaware.

          g.   An Officer's Certificate listing the Servicer's Servicing
     Officers.

          h. Evidence of continued coverage of the Company under the Errors and Omissions Protection Policy.

          i. Evidence of deposit in the Certificate Account of all funds received with respect to the Loans from the Cut-off Date to the Closing Date, other than amounts due before the Cut-off Date, together with an Officer's Certificate to the effect that such amount is correct.

          j. An Officer's Certificate confirming that the Company's internal audit department has reviewed the original or a copy of each Loan and each Loan File, that each Loan and Loan File conforms in all material respects with the List of Loans and that each Loan File is complete.

          k. Assignments in recordable form to the Trustee of the mortgages, deeds of trust and security deeds relating to the Loans.

                                      2-2

          l. Evidence of deposit by the Company in the Excess Proceeds Account of an amount equal to the sum of the Excess Proceeds.

     SECTION 2.03.  Acceptance by Trustee.
                    ---------------------

     a. On the Closing Date, if the conditions set forth in Section 2.02 have been satisfied, the Trustee shall deliver a certificate to the Company substantially in the form of Exhibit G hereto acknowledging conveyance of the Loans and Loan Files to the Trustee and declaring that the Trustee, directly or through a Custodian, will hold all Loans that have been delivered in trust, upon the trusts herein set forth, for the use and benefit of all Certificateholders and the Class C Certificateholder, and shall issue, to or upon the order of the Company, the Certificates and the Class C Certificate representing, in the aggregate, ownership of the entire beneficial interest in the Trust.

     b. The Trustee or a Custodian shall review each Loan File, as described in Exhibit G, within 60 days of the Closing Date or the receipt by it of the Loan File, whichever is later. If, in its review of the Loan Files as described in Exhibit G, the Trustee or a Custodian discovers a breach of the representations or warranties set forth in Sections 3.02, 3.03 or 3.04 of this Agreement, or in the Officer's Certificate delivered pursuant to Section 2.02(j) of this Agreement, the Trustee or Custodian, as the case may be, shall notify the Company and the Company shall cure such breach or repurchase or replace such Loan pursuant to Section 3.05.

     SECTION 2.04.  REMIC Provisions.
                    ----------------

     a. The Company, as Servicer, and the Class C Certificateholder, by acceptance thereof, each agrees that, in accordance with the requirements of Section860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide that the Trust elects to be treated as a REMIC for such taxable year and all subsequent taxable years, and the Trustee shall sign such return. In furtherance of the foregoing, the Trustee (at the direction of the Company or the Servicer), the Company and the Servicer shall take, or refrain from taking, all such action as is necessary to maintain the status of the Trust as a REMIC under the REMIC Provisions of the Code, including, but not limited to, the taking of such action as is necessary to cure any inadvertent termination of REMIC status.

     b. The Certificates are being issued in eleven classes and are hereby designated by the Company as constituting the "regular interests" in the Trust for purposes of Section 860G(a)(1) of the Code. The following terms of the Certificates are irrevocably established as of the Closing Date: the Class A-1 ARM Pass-Through Rate is a floating rate defined in Section 1.02, the Class A-1 Pass-Through Rate is 6.02% per annum, the Class A-2 Pass-Through Rate is 6.28% per annum, the Class A-3 Pass-Through Rate is 6.61% per annum, the Class A-4 Pass-Through Rate is 6.81% per annum, the Class A-5 Pass-Through Rate is 7.15% per annum, the Class A-6 Pass-Through Rate is 7.12% per annum, the Class M-1 Pass-Through Rate is

                                      2-3

7.65% per annum, the Class M-2 Pass-Through Rate is 7.80% per annum, the Class B-1 Pass-Through Rate is 7.84% per annum, the Class B-2 Pass-Through Rate is 8.00% per annum, the initial aggregate principal balance of the Class A-1 ARM Certificates is $36,462,000,the initial aggregate principal balance of the Class A-1 Certificates is $27,998,000, the initial aggregate principal balance of the Class A-2 Certificates is $36,641,000, the initial aggregate principal balance of the Class A-3 Certificates is $62,724,000, the initial aggregate principal balance of the Class A-4 Certificates is $20,556,000, the initial aggregate principal balance of the Class A-5 Certificates is $20,556,000, the initial aggregate principal balance of the Class A-6 Certificates is $40,682,000, the initial aggregate principal balance of the Class M-1 Certificates is $17,988,000, the initial aggregate principal balance of the Class M-2 Certificates is $11,447,000, the initial aggregate principal balance of the Class B-1 Certificates is $11,447,000, the initial aggregate principal balance of the Class B-2 Certificates is $4,906,721, and the latest possible maturity date with respect to the Certificates, is in April 2027 , with respect to the Class A-1 ARM Certificates is in April 2027 (calculated using a prepayment assumption of 0% and assuming no defaults or delinquencies on the Loans). The Class C Certificate is being issued in a single class and is hereby designated by the Company as constituting the sole class of "residual interests" in the Trust for purposes of Section 860G(a)(2) of the Code.

     c. The Closing Date, which is the day on which the Trust will issue all of its regular and residual interests, is hereby designated as the "startup day" of the REMIC constituted by the Trust within the meaning of Section 860G(a)(9) of the Code.

     d. After the Closing Date, neither the Trustee, the Company nor any Servicer shall (i) accept any contribution of assets to the Trust, (ii) dispose of any portion of the Trust other than as provided in Sections 3.05, 3.06 and 8.06, (iii) engage in any "prohibited transaction," as defined in Sections 860F(a)(2) and (5) of the Code, (iv) accept any contribution after the Closing Date that is subject to the tax imposed by Section 860G(d) of the Code or (v) engage in any activity or enter into any agreement that would result in the receipt by the Trust of any "net income from foreclosure property" as defined in
Section 860G(c)(2) of the Code, unless, prior to any such action set forth in clauses (i), (ii), (iii), (iv) or (v), the Trustee shall have received an unqualified Opinion of Counsel, which opinion shall not be an expense of the Trust, stating that such action will not, directly or indirectly, (A) adversely affect the status of the Trust as a REMIC or the status of the Certificates as "regular interests" therein or of the Class C Certificate as the sole class of "residual interests" therein, in each case for federal income tax purposes, (B) affect the distributions payable hereunder to the Certificateholders or the Class C Certificateholder or (C) result in the imposition of any lien, charge or encumbrance upon the Trust.

     e. Upon the acquisition of any real property (including interests in real property), or any personal property incident thereto, in connection with the default of a Loan, the Servicer and the Trustee (at the direction of the Servicer) shall take, or cause to be taken, such action as is necessary to sell or otherwise dispose of such

                                      2-4
property within such period as is then required by the Code in order for such property to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, unless the Servicer and the Trustee receive an Opinion of Counsel to the effect that the holding by the Trust of such property subsequent to the period then permitted by the Code will not result in the imposition of any taxes on "prohibited transactions" of the Trust, as defined in
Section 860F of the Code, or cause the Trust to fail to qualify as a REMIC at any time that the Certificates or Class C Certificate are outstanding. The Servicer shall manage, conserve, protect and operate such real property, or any personal property incident thereto, so that such property will not fail to qualify as "foreclosure property," as defined in Section 860G(a)(8) of the Code, and that the management, conservation, protection and operation of such property will not result in the receipt by the Trust of any income attributable to any asset which is neither a gualified mortgage nor a permitted investment, within the meaning of the REMIC Provisions.

                                      2-5

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     The Company makes the following representations and warranties, effective as of the Closing Date, on which the Trustee will rely in accepting the Loans in trust and issuing the Certificates and the Class C Certificate on behalf of the Trust. The repurchase or substitution and indemnification obligations of the Company set forth in Section 3.05 constitute the sole remedies available to the Trust, the Certificateholders or the Class C Certificateholder for a breach of a representation or warranty of the Company set forth in Section 3.02, 3.03 or
3.04 of this Agreement or in the Officer's Certificate delivered pursuant to
Section 2.02(j) of this Agreement.

     SECTION 3.01.  Representations and Warranties Regarding the Company.
                    ----------------------------------------------------

     The Company represents and warrants to the Certificateholders and the Class C Certificateholder that:

          a.   Organization and Good Standing. The Company is a corporation duly
               ------------------------------
     organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Company.

          b.   Authorization; Binding Obligations. The Company has the power and
               ----------------------------------
     authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and to cause the Trust to be created. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          c.   No Consent Required.  The Company is not required to obtain the
               -------------------
     consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

                                      3-1

          d.   No Violations.  The execution, delivery and performance of this
               -------------
     Agreement by the Company will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Company, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Company is a party or by which the Company may be bound.

          e.   Litigation. No litigation or administrative proceeding of or
               ----------
     before any court, tribunal or governmental body is currently pending, or to the knowledge of the Company threatened, against the Company or any of its properties or with respect to this Agreement, the Certificates or the Class C Certificate which, if adversely determined, would in the opinion of the Company have a material adverse effect on the transactions contemplated by this Agreement.

          f.   Licensing. The Company is duly licensed in each state in which
               ---------
     Loans were originated to the extent the Company is required to be licensed by applicable law in connection with the origination and servicing of the Loans.

     SECTION 3.02.  Representations and Warranties Regarding Each Loan.
                    --------------------------------------------------

     The Company represents and warrants to the Certificateholders and the Class C Certificateholder as to each Loan:

          a.   List of Loans. The information set forth in the List of Loans is
               -------------
     true and correct as of its date.

          b.   Payments. As of the Cut-off Date, the most recent scheduled
               --------
     payment due under the Loan was made by or on behalf of the Obligor or was not delinquent for more than 59 days. If the Company deferred the first payment on the Loan, the deferment has expired.

          c.   Costs Paid and No Waivers.  The terms of the Loan have not been
               -------------------------
     waived, altered or modified in any respect, except by instruments or documents identified in the Loan File. All costs, fees and expenses incurred in making, closing and perfecting the lien of the Loan have been paid. The subject real property has not been released from the lien of such Loan.

          d.   Binding Obligation.  The Loan is the legal, valid and binding
               ------------------
     obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

          e.   No Defenses.  The Loan is not subject to any right of rescission,
               -----------
     setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Loan or the exercise of any right

                                      3-2
     thereunder will not render the Loan unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

          f.   Insurance Coverage.  The Company has been named as an additional
               ------------------
     insured party under any hazard insurance on the property described in the Loan, to the extent required by the Company's underwriting guidelines. If upon origination of the Loan, the property securing the Loan was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and if flood insurance was required by federal regulation and such flood insurance has been made available in the locale where the Mortgaged Property is located), the property is covered by a flood insurance policy of the nature and in an amount which is consistent with the servicing standard set forth in Section 5.02.

          g.   Lawful Assignment. The Loan was not originated in and is not
               -----------------
     subject to the laws of any jurisdiction whose laws would make the transfer of the Loan under this Agreement or pursuant to transfers of the Certificates or Class C Certificate unlawful or render the Loan unenforceable. The Company has duly executed a valid blanket assignment of the Loans transferred to the Trust, and has transferred all its right, title and interest in such Loans, including all rights the Company may have against the originating contractor or lender with respect to Loans originated by a contractor or lender rather than the Company, to the Trust. The blanket assignment, any and all documents executed by the Company pursuant to Section 2.01(b) hereof, and this Agreement each constitute the legal, valid and binding obligation of the Company enforceable in accordance with their respective terms.

          h.   Compliance with Law.  At the date of origination of the Loan, all
               -------------------
     requirements of any federal and state laws, rules and regulations applicable to the Loan, including, without limitation, usury and truth in lending laws, and the Company shall for at least the period of this Agreement, maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements.

          i.   Loan in Force. The Loan has not been satisfied or subordinated in
               -------------
     whole or in part or rescinded, and the real estate securing such Loan has not been released from the lien of such Loan in whole or in part.

          j.   Valid Lien. The Loan has been duly executed and delivered by the
               ----------
     Obligor, and the lien created thereby has been duly recorded, or has been delivered to the appropriate governmental authority for recording and will be duly recorded within 180 days, and constitutes a valid and perfected first, second, third or fourth priority lien on the real estate described in such Loan.

                                      3-3

          k.   Capacity of Parties. The signature(s) of the Obligor(s) on the
               -------------------
     Loan are genuine and all parties to the Loan had full legal capacity to execute the Loan.

          l.   Good Title. The Company is the sole owner of the Loan and has the
               ----------
     authority to sell, transfer and assign such Loan to the Trust under the terms of this Agreement. There has been no assignment, sale or hypothecation of the Loan by the Company except the usual past hypothecation of the Loan in connection with the Company's normal banking transactions in the conduct of its business, which hypothecation terminates upon sale of the Loan to the Trust. The Company has good and marketable title to the Loan, free and clear of any encumbrance, equity, loan, pledge, charge, claim, lien or encumbrance of any type and has full right to transfer the Loan to the Trust.

          m.   No Defaults. As of the Cut-off Date, there was no default,
               -----------
     breach, violation or event permitting acceleration existing under the Loan and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Loan (except payment delinquencies permitted by clause (b) above). The Company has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause (b) above.

          n.   Equal Installments.  Except for the Step-up Rate Loans and the
               ------------------
     Adjustable Rate Loans included among the Loans, has a fixed Loan Interest Rate and provides for monthly payments (except, in the case of a Balloon Loan, for the final monthly payment of such loan) which fully amortize the loan over its term.

          o.   Enforceability.  Each Loan contains customary and enforceable
               --------------
     provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the lien provided thereby.

          p.   One Original. There is only one original executed Loan, which
               ------------
     Loan has been delivered to the Trustee or its Custodian on or before the Closing Date.

          q.   Genuine Documents. All documents submitted are genuine, and all
               -----------------
     other representations as to each Loan, including the List of Loans delivered to the Trustee, are true and correct. Any copies of documents provided by the Company are accurate and complete (except that, with respect to each Loan that was originated by a contractor or lender rather than the Company, the Company makes such representation and warranty only to the best of the Company's knowledge).

                                      3-4

          r.   Origination. Each Loan was originated by a home equity lender in
               -----------
     the ordinary course of such lender's business or was originated by the Company directly.

          s.   Underwriting Guidelines. Each Loan was originated or purchased in
               -----------------------
     accordance with the Company's then-current underwriting guidelines.

          t.   Good Repair. The property described in the Loan is, to the best
               -----------
     of the Company's knowledge, free of damage and in good repair.

          u.   Qualified Mortgage. The Loan represents a "qualified mortgage"
               ------------------
     within the meaning of the REMIC Provisions. The Company represents and warrants that, either as of the date of origination (within the meaning of the REMIC Provisions) or the Closing Date, the fair market value of the property securing each Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Loan.

          v.   Interest Rate and Payment Amount Adjustments. With respect to
               --------------------------------------------
     each Loan which does not provide for a fixed interest rate over the life of the Loan, the Loan interest rate and monthly payment have been adjusted in accordance with the terms of the Loan. All required notices of interest rate and payment amount adjustments have been sent to the Obligor on a timely basis and the computations of such adjustments were properly calculated. All Loan interest rate adjustments have been made in strict compliance with state and federal law and the terms of the related Loan.

          w.   Adjustable Rate Loans. If an Adjustable Rate Loan, it is covered
               ---------------------
     by an American Land Title Association lender's title insurance policy, with an adjustable rate mortgage endorsement, such endorsement substantially in the form of ALTA Form 6.0 or 6.1. The applicable terms of the Adjustable Rate Loan pertaining to adjustments of the Loan Rate and the monthly payment and payment adjustments in connection therewith are enforceable and will not affect the priority of the lien of the related mortgage. The Loan Rate and monthly payment on the Adjustable Rate Loan have been timely and appropriately adjusted, if such adjustment is required, and the respective Obligor timely and appropriately advised.

     SECTION 3.03.  Representations and Warranties Regarding the Loans in the
                    ---------------------------------------------------------
Aggregate.
---------

     The Company represents and warrants to the Certificateholders and the Class C Certificateholder that:

          a.   Amounts. The Cut-off Date Pool Principal Balance equals at least
               -------
     the Original Certificate Principal Balance and the Cut-off Date Pool

                                      3-5

     Principal Balance, plus the Excess Proceeds, if any, with respect to Certificates, equals at least the Original Certificate Principal Balance. The aggregate of the Cut-off Date Principal Balances of the Loans equals $327,051,721.


          b.   Characteristics.  The Loans have the following characteristics:
               ---------------
     100% of the Loans are secured by a mortgage, deed of trust or security deed on the related real estate; (ii) no Loan has a remaining maturity of more than 360 months; (iii) the final scheduled payment date on the Loan with the latest maturity is in June 2027; (iv) no Loan was originated before March 1994; and (v) no Loan has a Loan Interest Rate less than 6.00%. Of the Loans that are Adjustable Rate Loans, (i) none was originated before April 1996; (ii) the Loan Interest Rate on each is subject to annual or semiannual adjustment, after an initial six-month or twenty-four month period, to equal the sum of (A) the per annum rate equal to the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of major banks, as published in The Wall Street Journal, plus (B) a fixed percentage amount specified in the related Adjustable Rate Loan (the "gross margin"), provided that the Loan Rate will not increase or decrease on any adjustment date by more than 2% per annum and will not exceed a maximum rate specified in the related Adjustable Rate Loan; and (iii) the gross margin is not less than 3.50% and does not exceed 14.4%.

          c.   Geographic Concentrations. By Cut-off Date Principal Balance,
               -------------------------
     8.65% of the Loans (other than Adjustable Rate Loans) are secured by property located in North Carolina, 8.12% in Georgia, 7.64% in Ohio, 5.86% in Florida, 5.82% in Michigan, 5.78% in Pennsylvania, 5.78% in Illinois, 5.68% in Virginia, 5.64% in Maryland and 5.47% in Alabama. No other state represents more than 5% of the Cut-off Date Pool Principal Balance. No more than 1% of the Loans by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code.

          By Cut-off Date Principal Balance, 11.28% of the Adjustable Rate Loans are secured by property located in Texas, 9.71% in Michigan, 9.49% in California, 7.15% in Georgia, 6.49% in Colorado and 6.19% in Ohio. No other state represents more than 5% of the Cut-off Date Pool Principal Balance.

          d.   Marking Records.  By the Closing Date, the Company has caused the
               ---------------
     portions of the Electronic Ledger relating to the Loans to be clearly and unambiguously marked to indicate that such Loans constitute part of the Trust and are owned by the Trust in accordance with the terms of the Trust created hereunder.

          e.   No Adverse Selection.  No adverse selection procedures have been
               --------------------
     employed in selecting the Loans.

                                      3-6

          f.   Contractor/Lender Concentration.  No more than 8% of the Loans,
               -------------------------------
     by Cut-off Date Principal Balance, were originated by any one contractor or lender (other than the Company).

     SECTION 3.04.  Representations and Warranties Regarding the Loan Files.
                    -------------------------------------------------------

     The Company represents and warrants to the Certificateholders and the Class C Certificateholder that:

          a.   Possession.  Immediately prior to the Closing Date, the Company
               ----------
     will have possession of each original Loan and the related Loan File, and there are and there will be no custodial agreements or servicing contracts in effect materially and adversely affecting the rights of the Company to make, or cause to be made, any delivery required hereunder.

          b.   Bulk Transfer Laws.  The transfer, assignment and conveyance of
               ------------------
     the Loans and the Loan Files by the Company pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     SECTION 3.05.  Repurchases of Loans for Breach of Representations and
                    ------------------------------------------------------
Warranties.
----------

     a. Subject to Section 3.06, the Company shall repurchase a Loan, at its Repurchase Price, not later than 90 days after the day on which the Company, the Servicer or the Trustee first discovers or should have discovered a breach of a representation or warranty of the Company set forth in Sections 3.02, 3.03 or
3.04 of this Agreement or in the Officer's Certificate delivered pursuant to
Section 2.02(j) of this Agreement that materially adversely affects the Trust's, the Certificateholders' or the Class C Certificateholder's interest in such Loan and which breach has not been cured; provided, however, that (i) in the event
                                     --------  -------
that a party other than the Company first becomes aware of such breach, such discovering party shall notify the Company in writing within 5 Business Days of the date of such discovery and (ii) with respect to any Loan incorrectly described on the List of Loans with respect to Cut-off Date Principal Balance, which the Company would otherwise be required to repurchase pursuant to this Section, the Company may, in lieu of repurchasing such Loan, deposit in the Certificate Account within 90 days from the date of such discovery cash in an amount sufficient to cure such deficiency or discrepancy. Any such cash so deposited shall be distributed to Certificateholders and the Class C Certificateholder on the immediately following Payment Date as a collection of principal or interest on such Loan, according to the nature of the deficiency or discrepancy. Notwithstanding any other provision of this Agreement, the obligation of the Company under this Section shall not terminate upon a Service Transfer pursuant to Article VII.

                                      3-7

     b. On or prior to the date that is the second anniversary of the Closing Date, the Company may, at its election, substitute an Eligible Substitute Loan for a Loan that it is obligated to repurchase pursuant to Section 3.05(a) (such Loan being referred to as the "Replaced Loan") upon satisfaction of the following conditions:

          (i) the Company shall have conveyed to the Trustee the Loan to be substituted for the Replaced Loan and the Loan File related to such Loan and the Company shall have marked the Electronic Ledger indicating that such Loan constitutes part of the Trust;

          (ii) the Loan to be substituted is an Eligible Substitute Loan and the Company delivers an Officers' Certificate, substantially in the form of Exhibit J-2 hereto, to the Trustee certifying that such Loan is an Eligible Substitute Loan;

          (iii) the Company shall have delivered to the Trustee evidence of filing of a UCC-1 financing statement executed by the Company as debtor, naming the Trustee as secured party and filed in Minnesota, listing such Loan to be substituted as collateral;

          (iv) the Company shall have delivered to the Trustee an executed assignment to the Trustee on behalf of the Trust in recordable form for the mortgage securing such Loan to be substituted;

          (v) the Company shall have delivered to the Trustee an Opinion of Counsel (a) to the effect that the substitution of such Loan for such Replaced Loan will not cause the Trust to fail to qualify as a REMIC at any time under then applicable REMIC Provisions or cause any "prohibited transaction" that will result in the imposition of a tax under such REMIC Provisions and (b) to the effect of paragraph 9 of Exhibit F hereto; and

          (vi) if the Scheduled Principal Balance of such Replaced Loan is greater than the Scheduled Principal Balance of the Loan to be substituted, the Company shall have deposited in the Certificate Account the amount of such excess and shall have included in the Officers' Certificate required by clause (ii) above a certification that such deposit has been made.

     Upon satisfaction of such conditions, the Trustee shall add such Loan to be substituted to, and delete such Replaced Loan from, the List of Loans. Such substitution shall be effected prior to the first Determination Date that occurs more than 90 days after the Company becomes aware, or should have become aware, or receives written notice from the Trustee, of the breach referred to in
Section 3.05(a). Promptly after any such substitution of a Loan, the Company shall give written notice of such substitution to S&P and Fitch.

                                      3-8

     c. If the Company is required to repurchase a Loan under Section 3.05(a) or has elected to substitute an Eligible Substitute Loan for a Loan under
Section 3.05(b), and if the reason for such repurchase or substitution is that the Company has failed to deliver to the Trustee the Loan File for the Loan to be repurchased or substituted for (except in the case of a failure to deliver evidence of the lien on the related improved property and evidence of due recording of such mortgage, deed of trust or security deed, if available), then, notwithstanding the time periods set out in Sections 3.05(a) and 3.05(b), the Company shall either (i) repurchase such Loan, at its respective Repurchase Price, within 30 days of the Closing Date, or (ii) substitute an Eligible Substitute Loan for the Loan within 90 days of the Closing Date.

     d. The Company shall defend and indemnify the Trustee, the Certificateholders, and the Class C Certificateholder against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of any such representation and warranty.

     SECTION 3.06.  No Repurchase Under Certain Circumstances.
                    -----------------------------------------

     Notwithstanding any provision of this Agreement to the contrary, no repurchase or substitution pursuant to Section 3.05 shall be made unless the Company (at its own expense) obtains for the Trustee an Opinion of Counsel addressed to the Trustee that any such repurchase or substitution would not, under the REMIC Provisions, (i) cause the Trust to fail to qualify as a REMIC while any regular interest in the REMIC is outstanding, (ii) result in a tax on prohibited transactions within the meaning of Section 860F(a)(2) of the Code or
(iii) constitute a contribution after the startup day subject to tax under
Section 860G(d) of the Code. The Company diligently shall attempt to obtain such Opinion of Counsel. In the case of a repurchase or deposit pursuant to
Section 3.05(a) or 3.05(b), the Company shall, notwithstanding the absence of such opinion as to the imposition of any tax as the result of such purchase or deposit, the Company shall repurchase such Loan or make such deposit and shall guarantee the payment of such tax by paying to the Trustee the amount of such tax not later than five Business Days before such tax shall be due and payable to the extent that amounts previously paid over to and then held by the Trustee pursuant to Section 6.06 hereof are insufficient to pay such tax and all other taxes chargeable under Section 6.06. Pursuant to Section 6.06, the Servicer is hereby directed to withhold, and shall withhold and pay over to the Trustee, an amount sufficient to pay such tax and any other taxes imposed on "prohibited transactions" under Section 860F(a)(i) of the Code or imposed on "contributions after startup date" under Section 860G(d) of the Code from amounts otherwise distributable to the Class C Certificateholder. The Servicer shall give notice to the Trustee at the time of such repurchase of the amounts due from the Company pursuant to the guarantee of the Company described above and give notice as to who should receive such payment.

                                      3-9

     The Trustee shall have no obligation to pay any such amounts pursuant to this Section other than from moneys provided to it by the Company or from moneys held in the funds and accounts created under this Agreement. The Trustee shall be deemed conclusively to have complied with this Section if it follows the directions of the Company.

     In the event any tax that is guaranteed by the Company pursuant to this
Section 3.06 is refunded to the Trust or otherwise is determined not to be payable, the Company shall be repaid the amount of such refund or that portion of any guarantee payment made by the Company that is not applied to the payment of such tax.

                                     3-10

                                  ARTICLE IV

          PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS
          -----------------------------------------------------------

     SECTION 4.01.  Transfer of Loans.
                    -----------------

     a. On or prior to the Closing Date, the Company shall deliver the Loan Files to the Trustee. The Trustee shall maintain the Loan Files at its office or with a duly appointed Custodian, who shall act as the agent of the Trustee on behalf of the Certificateholders. The Trustee may release a Loan File to the Servicer pursuant to Section 5.07. The Company has filed a form UCC-1 financing statement regarding the sale of the Loans to the Trustee, and shall file continuation statements in respect of such UCC-1 financing statement as if such financing statement were necessary to perfect such sale. The Company shall take any other actions necessary to maintain the perfection of the sale of the Loans to the Trustee.

     b. If at any time during the term of this Agreement the Company does not have a long-term senior debt rating of A- or higher from both S&P and Fitch (if rated by Fitch), (i) the Company shall within 30 days execute and deliver to the Trustee (if it has not previously done so) endorsements of each Loan and assignments in recordable form of each mortgage, deed of trust or security deed securing a Loan, and (ii) the Trustee, at the Company's expense, shall within 60 days file in the appropriate recording offices the assignments to the Trustee on behalf of the Trust of each mortgage, deed of trust or security deed securing a Loan; provided, however, that such execution and filing of the assignments with
      --------  -------
respect to the Loans shall not be required if the Trustee receives written confirmation from both S&P and Fitch that the ratings of the Certificates would not be reduced or withdrawn by the failure to execute and file such assignments.

     SECTION 4.02.  Costs and Expenses.
                    ------------------

     The Servicer agrees to pay all reasonable costs and disbursements in connection with the vesting (including the perfection and the maintenance of perfection, as against all third parties) in the Trust of all right, title and interest in and to the Loans (including, without limitation, the mortgage or deed of trust on the related real estate granted thereby).

                                      4-1

                                   ARTICLE V

                              SERVICING OF LOANS
                              ------------------

     SECTION 5.01.  Responsibility for Loan Administration.
                    --------------------------------------

     The Servicer will have the sole obligation to manage, administer, service and make collections on the Loans and perform or cause to be performed all Contractual and customary undertakings of the holder of the Loans to the Obligor. The Company, if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of the Company, for so long as such subsidiary remains, directly or indirectly, a wholly owned subsidiary of the Company. Notwithstanding any such delegation the Company shall retain all of the rights and obligations of the Servicer hereunder. The Trustee, at the request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Company is hereby appointed the Servicer until such time as any Service Transfer shall be effected under Article VII.

     The Servicer shall, with respect to each Loan which does not provide for a fixed interest rate over the life of the Loan, make adjustments to the interest rate and the payments due on such Loan in compliance with applicable regulatory adjustable mortgage loan requirements and the terms of the Loan. The Servicer shall establish procedures to monitor the interest rate adjustment dates and the interest rate in order to assure that it correctly calculates any applicable interest rate change, and it will comply with those procedures. The Servicer shall execute and deliver all appropriate notices required by the applicable adjustable mortgage loan laws and regulations and the Loans regarding such interest rate adjustments and payment adjustments.

     SECTION 5.02.  Standard of Care.
                    ----------------

     In managing, administering, servicing and making collections on the Loans pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with the highest degree of skill and care that the Servicer exercises with respect to similar contracts (including manufactured housing contracts) serviced by the Servicer; provided, however, that such degree of
                                     --------  -------
skill and care shall be at least as favorable as the degree of skill and care generally applied by prudent servicers of home equity loans for prudent institutional investors.

     SECTION 5.03.  Records.
                    -------

     The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Trustee to determine the status of each Loan.

                                      5-1

     SECTION 5.04.  Inspection.
                    ----------

     a. At all times during the term hereof, the Servicer shall afford the Trustee and its authorized agents reasonable access during normal business hours to the Servicer's records relating to the Loans, which have not previously been provided to the Trust, and will cause its personnel to assist in any examination of such records by the Trustee. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Trustee may make, the Trustee may, using generally accepted audit procedures, verify the status of each Loan and review the Electronic Ledger and records relating thereto for conformity to Monthly Reports prepared pursuant to Article VI and compliance with the standards represented to exist as to each Loan in this Agreement.

     b. At all times during the term hereof, the Servicer shall keep available a copy of the List of Loans at its principal executive office for inspection by Certificateholders.

     c. A Certificateholder holding Certificates representing in the aggregate at least 5% of the Certificate Principal Balance shall have the rights of inspection afforded to the Trustee pursuant to this Section 5.04.

     SECTION 5.05.  Certificate Account.
                    -------------------

     a. On or before the Closing Date, the Company shall establish the Certificate Account on behalf of the Trust, which shall be an Eligible Account. The Servicer shall pay into the Certificate Account, as promptly as practicable (not later than the next Business Day) following receipt thereof, all amounts received with respect to the Loans, other than extension fees and assumption fees, which fees shall be retained by the Servicer as compensation for servicing the Loans, and other than Liquidation Expenses permitted by Section 5.08. All amounts paid into the Certificate Account under this Agreement shall be held in trust for the Trustee, the Certificateholders and the Class C Certificateholder until payment of any such amounts is authorized under this Agreement. Only the Trustee may withdraw funds from the Certificate Account.

     b. If the Servicer so directs, the institution maintaining the Certificate Account shall, in the name of the Trustee in its capacity as such, invest the amounts in the Certificate Account in Eligible Investments that mature not later than one Business Day prior to the next succeeding Payment Date. Any investment of funds in the Certificate Account shall be made in Eligible Investments held by a financial institution in accordance with the following requirements: (1) all Eligible Investments shall be held in an account with such financial institution in the name of the Trustee, and the agreement governing such account shall be governed by the laws of the State of Minnesota, (2) with respect to securities held in such account,

                                      5-2
such securities shall be (i) certificated securities (as such term is used in N.Y. U.C.C. (S) 8-313(d)(i)), securities deemed to be certificated securities under applicable regulations of the United States government, or uncertificated securities issued by an issuer organized under the laws of the State of New York or the State of Delaware, (ii) either (A) in the possession of such institution,
(B) in the possession of a clearing corporation (as such term is used in Minn. Stat. (S) 336.8-313(g)) in the State of New York, registered in the name of such clearing corporation or its nominee, not endorsed for collection or surrender or any other purpose not involving transfer, not containing any evidence of a right or interest inconsistent with the Trustee's security interest therein, and held by such clearing corporation in an account of such institution, (C) held in an account of such institution with the Federal Reserve Bank of New York or the Federal Reserve Bank of Minneapolis, or (D) in the case of uncertificated securities, issued in the name of such institution, and (iii) identified, by book entry or otherwise, as held for the account of, or pledged to, the Trustee on the records of such institution, and such institution shall have sent the Trustee a confirmation thereof, and (3) with respect to repurchase obligations held in such account, such repurchase obligations shall be identified by such institution, by book entry or otherwise, as held for the account of, or pledged to, the Trustee on the records of such institution, and the related securities shall be held in accordance with the requirements of clause (2) above. Once such funds are invested, such institution shall not change the investment of such funds. All income and gain from such investments shall be added to the Certificate Account and distributed on such Payment Date pursuant to Sections 8.04(b) and (d). Losses, if any, realized on amounts in the Certificate Account invested pursuant to this paragraph shall first be credited against undistributed investment earnings on amounts in the Certificate Account invested pursuant to this paragraph, and shall thereafter be deemed to reduce the amount on deposit in the Certificate Account and otherwise available for distribution to Certificateholders and the Class C Certificateholder pursuant to Section
8.01. The Company, the Servicer and the Trustee shall in no way be liable for losses on amounts invested in accordance with the provisions hereof. Funds in the Certificate Account not so invested must be insured to the extent permitted by law by the Federal Deposit Insurance Corporation. "Eligible Investments" are
                                                       --------------------
any of the following:

          (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Trustee or any Affiliate of the Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, the

                                      5-3
     commercial paper or other short-term debt obligations of such depository institution or trust company are rated at least at least A-1 by S&P and F-1 by Fitch (if rated by Fitch) and (B) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

          (iii) shares of an investment company registered under the Investment Company Act of 1940, whose shares are registered under the Securities Act of 1933 and have a rating of AAA by both S&P and Fitch, and whose only investments are in securities described in clauses (i) and (ii) above;

          (iv) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(A) above;

          (v) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a credit rating of at least AA from both S&P and Fitch (if rated by Fitch) at the time of such investment; provided,
                                                                   --------
     however, that securities issued by any particular corporation will not be
     -------
     Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the corpus of the Trust to exceed 10% of amounts held in the Certificate Account; and

          (vi) commercial paper having a rating of at least A-1+ from S&P and at least F-1+ from Fitch (if rated by Fitch) at the time of such investment.

     The Trustee may trade with itself or an Affiliate in the purchase or sale of such Eligible Investments.

     c. If at any time the Trustee receives notice (from S&P, Fitch, the Servicer or otherwise) that the Certificate Account has ceased to be an Eligible Account, the Trustee shall, as soon as practicable but in no event later than five Business Days of the Trustee's receipt of such notice, transfer the Certificate Account and all funds and Eligible Investments therein to an Eligible Account. Following any such transfer, the Trustee shall notify S&P, Fitch and the Servicer of the location of the Certificate Account.

     SECTION 5.06.  Enforcement.
                    -----------

     a. The Servicer shall, consistent with customary servicing procedures, act with respect to the Loans in such manner as will maximize the receipt of principal

                                      5-4
and interest on such Loans and Liquidation Proceeds with respect to Liquidated Loans.

     b. In accordance with the standard of care specified in Paragraph 5.02, the Servicer may, in its own name, if possible, or as agent for the Trust, commence proceedings for the foreclosure of any subject real estate, or may take such other steps that in the Servicer's reasonable judgment will maximize Liquidation Proceeds with respect to the Loan, including, for example, the sale of the Loan to a third party for foreclosure or enforcement and, in the case of any default on a related prior mortgage loan, the advancing of funds to correct such default and the advancing of funds to pay off a related prior mortgage loan, which advances are Liquidation Expenses that will be reimbursed to the Servicer out of related Liquidation Proceeds before the related Net Liquidation Proceeds are paid to Certificateholders and the Class C Certificateholder. The Servicer shall also deposit in the Certificate Account any Net Liquidation Proceeds received in connection with any Loan which became a Liquidated Loan in a prior Due Period.

     c. The Servicer may sue to enforce or collect upon Loans, in its own name, if possible, or as agent for the Trust. If the Servicer elects to commence a legal proceeding to enforce a Loan, the act of commencement shall be deemed to be an automatic assignment of the Loan to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Loan on the ground that it is not a real party in interest or a holder entitled to enforce the Loan, the Trustee on behalf of the Trust shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Loan, including bringing suit in its name or the names of the Certificateholders and the Class C Certificateholder.

     d. The Servicer may grant to the Obligor on any Loan any rebate, refund or adjustment out of the Certificate Account that the Servicer in good faith believes is required because of prepayment in full of the Loan. The Servicer will not permit any rescission or cancellation of any Loan.

     e. The Servicer shall enforce any due-on-sale clause in a Loan if such enforcement is called for under its then current servicing policies for obligations similar to the Loans, provided that such enforcement is permitted by applicable law and will not adversely affect any applicable insurance policy.
If an assumption of a Loan is permitted by the Servicer, upon conveyance of the related property the Servicer shall use its best efforts to obtain an assumption agreement in connection therewith.

     f. Any provision of this Agreement to the contrary notwithstanding, the Servicer shall not agree to the modification or waiver of any provision of a Loan if such modification or waiver would both (i) be treated as a taxable exchange under the REMIC Provisions and (ii) cause the Trust to fail to qualify as a REMIC or cause

                                      5-5
the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

     SECTION 5.07.  Trustee to Cooperate.
                    --------------------

     a. Upon payment in full on any Loan, the Servicer will notify the Trustee and the Company (if the Company is not the Servicer) on the next succeeding Payment Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Certificate Account pursuant to Section 5.05 have been so deposited) and shall request delivery of the Loan and Loan File to the Servicer. Upon receipt of such delivery and request, the Trustee shall promptly release or cause to be released such Loan and Loan File to the Servicer. Upon receipt of such Loan and Loan File, each of the Company (if different from the Servicer) and the Servicer is authorized to execute an instrument in satisfaction of such Loan and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate any lien on the related real estate. The Servicer shall determine when a Loan has been paid in full; provided that, to
                                                            --------
the extent that insufficient payments are received on a Loan credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds, without any right of reimbursement therefor (except from additional amounts recovered from the related Obligor or otherwise in respect of such Loan), and deposited in the Certificate Account.

     b. From time to time as appropriate for servicing and foreclosing, the Trustee shall, upon written request of a Servicing Officer and delivery to the Trustee of a receipt signed by such Servicing Officer, cause the original Loan and the related Loan File to be released to the Servicer and shall execute such documents as the Servicer shall deem necessary to the prosecution of any such proceedings. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' rights and remedies with respect to Loans.

     c. The Servicer's receipt of a Loan and/or Loan File shall obligate the Servicer to return the original Loan and the related Loan File to the Trustee when its need by the Servicer has ceased unless the Loan shall be liquidated or repurchased or replaced as described in Section 3.05 or 8.06.

     SECTION 5.08.  Costs and Expenses.
                    ------------------

     Except as provided in Sections 8.04(b) and (d) for the reimbursement of Advances, all costs and expenses incurred by the Servicer in carrying out its duties hereunder (including payment of the Trustee's fees pursuant to Section 11.06, fees and expenses of accountants and payments of all fees and expenses incurred in connection with the enforcement of Loans (including enforcement of Loans and

                                      5-6
foreclosures upon real estate securing any such Loans) and all other fees and expenses not expressly stated hereunder to be for the account of the Trust) shall be paid by the Servicer and the Servicer shall not (except as otherwise provided in Section 8.04(b)(10) or Section 8.04(d)(10), as applicable) be entitled to reimbursement hereunder, except that the Servicer shall be reimbursed out of the Liquidation Proceeds of a Liquidated Loan for customary out-of-pocket Liquidation Expenses incurred by it. The Servicer shall not incur such Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses will increase the Net Liquidation Proceeds on the related Loan.

     If the Servicer fails to make a timely interest rate or monthly payment adjustment on a Loan which does not provide for a fixed interest rate over the life of the Loan, the Servicer shall use its own funds to satisfy any shortage in the Obligor's remittance so long as such shortage shall continue; any such amount paid by the Servicer shall be reimbursable to it from any subsequent amounts collected on account of the related Contract with respect to such adjustments.

     SECTION 5.09.  Maintenance of Insurance.
                    ------------------------

     The Servicer shall at all times keep in force a policy or policies of insurance covering errors and omissions for failure to maintain insurance as required by this Agreement, and a fidelity bond. Such policy or policies and such fidelity bond shall be in such form and amount as is generally customary among persons who service a portfolio of home equity loans having an aggregate principal amount of $10,000,000 or more, and which are generally regarded as servicers acceptable to institutional investors. The Servicer shall cause to be maintained with respect to the real property securing a Loan hazard insurance (excluding flood insurance coverage) if such Loan is secured by a first priority mortgage, deed of trust or security deed or the initial principal balance of such conventional Loan exceeds $30,000.

     SECTION 5.10.  Merger or Consolidation of Servicer.
                    -----------------------------------

Any Person into which the Servicer may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party shall be the successor of the Servicer hereunder, provided such Person shall be an Eligible Servicer,
                        --------
without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall promptly notify S&P and Fitch in the event it is a party to any merger, conversion or consolidation.

                                      5-7

                                  ARTICLE VI

                            REPORTS AND TAX MATTERS
                            -----------------------

     SECTION 6.01.  Monthly Reports.
                    ---------------

     a. No later than one Business Day following each Determination Date, the Servicer shall deliver to the Trustee, S&P and Fitch a Monthly Report,
                                                       --------------
substantially in the form of Exhibit M hereto.

     b. If the applicable Monthly Report indicates that there is a Class M-1 Interest Deficiency Amount, a Class M-2 Interest Deficiency Amount and/or a Class B-1 Interest Deficiency Amount, the Servicer shall promptly notify the Trustee, by telephone, of the aggregate amount of such Class M-1 Interest Deficiency Amount, Class M-2 Interest Deficiency Amount and Class B-1 Interest Deficiency Amount. The Trustee must promptly determine the total amount of funds in the Certificate Account on the Determination Date (or the most recent date practicable), and promptly notify the Servicer, by telephone, of such amount.
If the Servicer determines that the total amount of funds in the Certificate Account so reported by the Trustee (after giving effect to the withdrawal of the Amount Available and any Class B-2 Guaranty Payment for the related Payment
Date) will be sufficient to pay in full any Class M-1 Interest Deficiency Amount, Class M-2 Interest Deficiency Amount and Class B-1 Interest Deficiency Amount, the Servicer shall so indicate on the Monthly Report. If the Servicer determines that the total amount of funds in the Certificate Account so reported by the Trustee (after giving effect to the withdrawal of the Amount Available and any Class B-2 Guaranty Payment for the related Payment Date) will not be sufficient to pay in full any Class M-1 Interest Deficiency Amount, Class M-2 Interest Deficiency Amount and Class B-1 Interest Deficiency Amount, the Servicer shall promptly notify the Trustee, by telephone, of the remaining deficiency. On the day two Business Days prior to the related Payment Date, the Trustee shall determine the total amount of funds in the Certificate Account available to pay such remaining deficiency in accordance with Section 8.04(c) and shall promptly notify the Servicer of such amount. If the total amount of funds in the Certificate Account available in accordance with Section 8.04(c) is not sufficient to pay the remaining deficiency, the Trustee shall promptly notify the Servicer, and shall reflect such deficiency in the reports delivered to Certificateholders pursuant to Section 6.05.

     SECTION 6.02.  Officer's Certificate.
                    ---------------------

     Each Monthly Report pursuant to Section 6.01 shall be accompanied by a certificate of a Servicing Officer substantially in the form of Exhibit H, certifying the accuracy of the Monthly Report and that no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred, or if such event has occurred and is continuing, specifying the event and its status.

                                      6-1

     SECTION 6.03.  Other Data.
                    ----------

     In addition, the Company and (if different from the Company) the Servicer shall, on request of the Trustee, S&P or Fitch, furnish the Trustee, S&P and/or Fitch such underlying data as may be reasonably requested.

     SECTION 6.04.  Annual Report of Accountants.
                    ----------------------------

     On or before May 1 of each year, commencing May 1, 1998, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to issue to the Servicer a report that such firm has examined selected documents, records and management's assertions relating to loans serviced by the Servicer and stating that, on the basis of such examination, such servicing has been conducted in compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers, or any successor uniform program, except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted attestation standards requires it to report.

     SECTION 6.05.  Statements to Certificateholders and the Class C
                    ------------------------------------------------
Certificateholder.
-----------------

     a. The Servicer shall prepare and furnish to the Trustee the statements specified below relating to the Class A Certificates, the Class M Certificates and the Class B Certificates on or before the third Business Day next preceding each Payment Date.

     b. Concurrently with each distribution to Certificateholders, the Trustee shall, so long as it has received the Monthly Report from the Servicer, forward or cause to be forwarded by mail to each Holder of a Class A Certificate and (if the Company is not the Servicer) the Company a statement setting forth the following:

          (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, separately identifying any Unpaid Class A Interest Shortfall included in such distribution and any remaining Unpaid Class A Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, and (B) that portion of any such distribution to Class A-6 Certificateholders constituting Class A-6 Lockout Remittance Amount;

                                     6-2

          (iii) the amount, if any, by which the Class A Formula Distribution Amount for such Payment Date exceeds the Class A Distribution Amount for such Payment Date;

          (iv) the Class A-1 ARM Principal Balance, the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance, the Class A-5 Principal Balance and the Class A-6 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Pool Scheduled Principal Balance for such Payment Date, and of that amount the aggregate Scheduled Principal Balance of the Adjustable Rate Loans;

          (vi) the Senior Percentage and the Class A-6 Lockout Percentage for such Payment Date;

          (vii)  the Pool Factor;

          (viii) the number and aggregate principal balances of the Loans, identifying separately the Adjustable Rate Loans, delinquent (a) 30-59 days and (b) 60 or more days;

          (ix) the Class B Principal Balance Test (as set forth in Exhibit M hereto)

          (x) the Class B Principal Distribution Test (as set forth in Exhibit M hereto);

          (xi) the Class M-1 Interest Deficiency Amount, if any, for such Payment Date;

          (xii) the Class M-2 Interest Deficiency Amount, if any, for such Payment Date;

          (xiii) the Class B-1 Interest Deficiency Amount, if any, for such Payment Date; and

          (xiv) the number of Liquidated Loans, identifying such Loans (including those which are Adjustable Rate Loans) and the Net Liquidation Loss on such Loans.

     The Trustee and the Servicer shall, if any Certificateholder, Class C Certificateholder or Underwriter inquires by telephone, provide the information contained in the most recent Monthly Report.

                                      6-3

     In the case of information furnished pursuant to clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class A Certificate with a 1% Percentage Interest or per $1,000 denomination of Class A Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class A Certificate a statement containing the information with respect to interest accrued and principal paid on its Class A Certificates during such calendar year. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     c. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class M-1 Certificate a copy of the monthly statement forwarded to the Holders of Class A Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class M-1 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class M-1 Certificates allocable to interest, separately identifying any Unpaid Class M-1 Interest Shortfall included in such distribution and any remaining Unpaid Class M-1 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class M-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

          (iii) the amount, if any, by which the Class M-1 Formula Distribution Amount for such Payment Date exceeds the Amount Available less the Class A Distribution Amount for such Payment Date;

          (iv) the Class M-1 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class M-1 Liquidation Loss Interest Shortfall after giving effect to any distribution on such Payment Date pursuant to Section 8.04(b)(8)(i);

          (vi)  the Senior Percentage for such Payment Date;

          (vii) the Pool Scheduled Principal Balance for such Payment Date, and of that amount the aggregate Scheduled Principal Balance of the Adjustable Rate Loans;

                                      6-4

          (viii) the Pool Factor;

          (ix) the number and aggregate principal balances of the Loans, identifying separately the Adjustable Rate Loans, delinquent (a) 30-59 days and (b) 60 or more days;

          (x) the Class B Principal Balance Test (as set forth in Exhibit M hereto);

          (xi) the Class B Principal Distribution Test (as set forth in Exhibit M hereto); and

          (xii) the number of Liquidated Loans, identifying such Loans (including those which are Adjustable Rate Loans) and the Net Liquidation Loss on such Loans.

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class M-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class M-1 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class M-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class M-1 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     d. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class M-2 Certificate a copy of the monthly statements forwarded to the Holders of Class A and Class M-1 Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class M-2 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class M-2 Certificates allocable to interest, separately identifying any Unpaid Class M-2 Interest Shortfall included in such distribution and any remaining Unpaid Class M-2 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class M-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

                                      6-5

          (iii) the amount, if any, by which the Class M-2 Formula Distribution Amount for such Payment Date exceeds the Amount Available less the sum of the Class A Distribution Amount and the Class M-1 Distribution Amount for such Payment Date;

          (iv) the Class M-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class M-2 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to Section 8.04(b)(8)(ii);

          (vi)   the Senior Percentage for such Payment Date;

          (vii) the Pool Scheduled Principal Balance for such Payment Date, and of that amount the aggregate Scheduled Principal Balance of the Adjustable Rate Loans;

          (viii) the Pool Factor;

          (ix) the number and aggregate principal balances of the Loans, identifying separately the Adjustable Rate Loans, delinquent (a) 30-59 days and (b) 60 or more days;

          (x) the Class B Principal Balance Test (as set forth in Exhibit M hereto);

          (xi) the Class B Principal Distribution Test (as set forth in Exhibit M hereto); and

          (xii) the number of Liquidated Loans, identifying such Loans (including those which are Adjustable Rate Loans) and the Net Liquidation Loss on such Loans.

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class M-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class M-2 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class M-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class M-2 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable

                                      6-6
information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     e. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class B-1 Certificate a copy of the monthly statements forwarded to the Holders of Class A and Class M Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class B-1 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class B-1 Certificates allocable to interest, separately identifying any Unpaid Class B-1 Interest Shortfall included in such distribution and any remaining Unpaid Class B-1 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class B-1 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

          (iii) the amount, if any, by which the Class B-1 Formula Distribution Amount for such Payment Date exceeds the Amount Available less the sum of the Class A Distribution Amount, the Class M-1 Distribution Amount and the Class M-2 Distribution Amount for such Payment Date;

          (iv) the Class B-1 Principal Balance after giving effect to the distribution of principal on such Payment Date;

          (v) the Unpaid Class B-1 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to Section 8.04(b)(8)(iii);

          (vi)   the Class B Percentage for such Payment Date;

          (vii) the Pool Scheduled Principal Balance for such Payment Date, and of that amount the aggregate Scheduled Principal Balance of the Adjustable Rate Loans;

          (viii) the Pool Factor;

          (ix) the number and aggregate principal balances of the Loans, identifying separately the Adjustable Rate Loans, delinquent (a) 30-59 days and (b) 60 or more days;

          (x) the Class B Principal Balance Test (as set forth in Exhibit M hereto);

                                      6-7

          (xi) the Class B Principal Distribution Test (as set forth in Exhibit M hereto); and

          (xii) the number of Liquidated Loans, identifying such Loans (including those which are Adjustable Rate Loans) and the Net Liquidation Loss on such Loans.

     In the case of the information in clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount per Class B-1 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class B-1 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class B-1 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class B-1 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

     f. On each Payment Date, the Trustee shall forward or cause to be forwarded by mail to each Holder of a Class B-2 Certificate a copy of the monthly statements forwarded to the Holders of Class A, Class M and Class B-1 Certificates on such Payment Date. The Servicer shall also furnish to the Trustee, which shall forward such information to the Class B-2 Certificateholders as part of their monthly statement, the following information:

          (i) the amount of such distribution to Holders of Class B-2 Certificates allocable to interest, separately identifying any Unpaid Class B-2 Interest Shortfall included in such distribution and any remaining Unpaid Class B-2 Interest Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Holders of Class B-2 Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

          (iii) the amount, if any, by which the sum of the Class B-2 Formula Distribution Amount and the Class B-2 Liquidation Loss Principal Amount, if any, for such Payment Date exceeds the Class B-2 Distribution Amount for such Payment Date;

          (iv) the Class B-2 Principal Balance after giving effect to the distribution of principal on such Payment Date;

                                      6-8

          (v) the Unpaid Class B-2 Liquidation Loss Interest Shortfall, after giving effect to any distribution on such Payment Date pursuant to Section 8.04(b)(8)(iv);

          (vi)   the Class B Percentage for such Payment Date;

          (vii) the Pool Scheduled Principal Balance for such Payment Date, and of that amount the aggregate Scheduled Principal Balance of the Adjustable Rate Loans;

          (viii) the Pool Factor;

          (ix) the Class B-2 Liquidation Loss Principal Amount, if any, for such Payment Date;

          (x)    the Class B-2 Guaranty Payment, if any, for such Payment Date;

          (xi) the number and aggregate principal balances of the Loans, identifying separately the Adjustable Rate Loans, delinquent (a) 30-59 days and (b) 60 or more days;

          (xii) the Class B Principal Balance Test (as set forth in Exhibit M hereto);

          (xiii) the Class B Principal Distribution Tests (as set forth in Exhibit M hereto); and

          (xiv) the number of Liquidated Loans, identifying such Loans (including those which are Adjustable Rate Loans) and the Net Liquidation Loss on such Loans.

     In the case of the information in clauses (i) through (iv) and (ix) above, the amounts shall be expressed as a dollar amount per Class B-2 Certificate with a 1% Percentage Interest or per $1,000 denomination of Class B-2 Certificate.

     Within 75 days after the end of each calendar year, the Certificate Registrar shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Class B-2 Certificate a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class B-2 Certificate. Such obligation of the Certificate Registrar shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Certificate Registrar pursuant to any requirements of the Code as from time to time in force.

                                      6-9

     g. Copies of all reports and statements provided to the Trustee for the Certificateholders shall also be provided to S&P, Fitch and the Class C Certificateholder.

     SECTION 6.06.  Payment of Taxes.
                    ----------------

     The Servicer shall be responsible for and agrees to prepare, make and timely file all federal, state, local or other tax returns, information statements and other returns and documents of every kind and nature whatsoever required to be made or filed by or on behalf of the Trust pursuant to the Code and other applicable tax laws and regulations. Each such return, statement and document shall, to the extent required by the Code or other applicable law and at the request of the Servicer, be signed on behalf of the Trust by the Trustee. The Trustee shall have no responsibility whatsoever for the accuracy or completeness of any such return, statement or document. The Servicer agrees to indemnify the Trustee and hold it harmless for, from, against and in respect to any and all liability, loss, damage and expense which may be incurred by the Trustee based upon or as a result of the Trustee's execution of any and all such tax returns, statements and documents. The Servicer, if and for so long as it is a Class C Certificateholder, shall be designated the "tax matters person" on behalf of the Trust in the same manner as a partnership may designate a "tax matters partner," as such term is defined in Section 6231(a)(7) of the Code. To the extent permitted by the REMIC Provisions, any subsequent holder of the Class C Certificate, by acceptance thereof, irrevocably designates and appoints the Servicer as its agent to perform the responsibilities of the "tax matters person" on behalf of the Trust if, and during such time as, the Servicer is not the holder of the Class C Certificate. The Servicer may, at its expense, retain such outside assistance as it deems necessary in the performance of its obligations under this paragraph. The Servicer shall provide to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

     Each of the Holders of the Certificates or the Class C Certificate, by acceptance thereof, agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust. The Servicer, as tax matters person or as agent for the tax matters person, shall represent the Trust in connection with all examinations of the Trust's affairs by tax authorities, including resulting administrative and judicial proceedings. Each of the holders of the Certificates and Class C Certificate, by acceptance thereof, agrees to cooperate with the Servicer in such matters and to do or refrain from doing any or all things reasonably required by the Servicer to conduct such proceedings, provided that no such action shall be required by the Servicer of
             --------
any Certificateholder that would entail unnecessary or unreasonable expenses for such Certificateholder in the performance of such action.

     The Class C Certificateholder shall pay, on behalf of the Trust, any foreign, federal, state or local income, property, excise, sales, receipts or any other similar or

                                     6-10
related taxes or charges which may be imposed upon the Trust as a REMIC or otherwise and shall, to the extent provided in Section 10.06, be entitled to be reimbursed out of the Certificate Account or, if such tax or charge results from a failure by the Trustee, the Company or any Servicer to comply with the provisions of Section 2.04 or 3.06, or a failure by any Servicer to comply with the provisions of Section 6.06, the Trustee, the Company or such Servicer, as the case may be, shall indemnify the Class C Certificateholder for the payment of any such tax or charge. The Trustee shall be entitled to withhold from amounts otherwise distributable to the Class C Certificateholder any taxes or charges payable by the Class C Certificateholder hereunder.

     In the event the Class C Certificate is transferred to a "disqualified organization," within the meaning of Section 860E(e)(5) of the Code, pursuant to
Section 860D(a)(6)(B) of the Code the Company shall provide to the Internal Revenue Service and the persons specified in Sections 860(E)(e)(5) and (6) of the Code all information necessary for the application of Section 860E(e) and any other applicable provision of the Code with respect to the transfer of the Class C Certificate to such a disqualified organization including, without limitation, a computation showing the present value of the total anticipated excess inclusions with respect to such Class C Certificate for periods after the transfer as defined in the REMIC Provisions. In addition, to the extent required by the REMIC Provisions, the Company shall, upon the written request of persons designated in Section 860E(e)(5) of the Code, furnish to such requesting party and the Internal Revenue Service information sufficient to compute the present value of anticipated excess inclusions within 60 days of the receipt of such written request.

                                     6-11

                                  ARTICLE VII

                               SERVICE TRANSFER
                               ----------------

     SECTION 7.01.  Events of Termination.
                    ---------------------

     "Event of Termination" means the occurrence of any of the following:
      --------------------

          a. Any failure by the Servicer to make any payment or deposit required to be made hereunder (including an Advance) and the continuance of such failure for a period of four Business Days;

          b. Failure on the Servicer's part to observe or perform in any material respect any covenant or agreement in this Agreement (other than a covenant or agreement which is elsewhere in this Section specifically dealt with) which continues unremedied for 30 days;

          c. Any assignment by the Servicer of its duties or rights hereunder except as specifically permitted hereunder, or any attempt to make such an assignment;

          d. A court having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer, as the case may be, or for any substantial liquidation of its affairs;

          e. The Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing;

          f.   The failure of the Servicer to be an Eligible Servicer; or

          g. If the Company is the Servicer, the Company's servicing rights under its master seller-servicer agreement with GNMA are terminated by GNMA.

                                      7-1

     SECTION 7.02.  Transfer.
                    --------

     a. If an Event of Termination has occurred and is continuing, either the Trustee or Certificateholders, in the aggregate, representing 25% or more of the Certificate Principal Balance, by notice in writing to the Servicer (and to the Trustee if given by the Certificateholders) may terminate all (but not less than all) of the Servicer's management, administrative, servicing and collection functions (such termination being herein called a "Service Transfer"). On
                                                   ----------------
receipt of such notice (or, if later, on a date designated therein), all authority and power of the Servicer under this Agreement, whether with respect to the Loans, the Loan Files or otherwise (except with respect to the Certificate Account, the transfer of which shall be governed by Section 7.06), shall pass to and be vested in the Trustee pursuant to and under this Section 7.02; and, without limitation, the Trustee is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Trustee shall cause all assignments of mortgages, deeds of trust or security deeds securing the Loans to be duly recorded. Each of the Company and the Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Certificate Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Loans. The Servicer shall transfer to the new servicer (i) the Servicer's records relating to the Loans in such electronic form as the new servicer may reasonably request and (ii) any Loan Files in the Servicer's possession.

     SECTION  7.03.  Trustee to Act; Appointment of Successor.
                     ----------------------------------------

     On and after the time the Servicer receives a notice of termination pursuant to Section 7.02, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; provided, however, that (i) the Trustee will not assume any obligations of the
--------  -------
Company pursuant to Section 3.05, and (ii) the Trustee shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by the Servicer of any of its obligations contained herein or in any related document or agreement. As compensation therefor, the Trustee shall be entitled to receive reasonable compensation out of the Monthly Servicing Fee. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an Eligible Servicer as the successor to the Servicer

                                      7-2
hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree; provided, however, that no such monthly compensation
                       --------  -------
shall, without the written consent of 100% of the Certificateholders, exceed the Monthly Servicing Fee. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     SECTION  7.04.  Notification to Certificateholders and the Class C
                     --------------------------------------------------
Certificateholder.
-----------------

     a. Promptly following the occurrence of any Event of Termination, the Servicer shall give written notice thereof to the Trustee, to S&P, to Fitch, to the Certificateholders and to the Class C Certificateholder at their respective addresses appearing on the Certificate Register.

     b. Within 10 days following any termination or appointment of a successor to the Servicer pursuant to this Article VII, the Trustee shall give written notice thereof to S&P, to Fitch and to Certificateholders and the Class C Certificateholder at their respective addresses appearing on the Certificate Register.

     SECTION 7.05.  Effect of Transfer.
                    ------------------

     a. After the Service Transfer, the Trustee or new Servicer shall notify Obligors to make payments directly to the new Servicer that are due under the Loans after the effective date of the Service Transfer.

     b. After the Service Transfer, the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Loans and the new Servicer shall have all of such obligations, except that the replaced Servicer will transmit or cause to be transmitted
------
directly to the new Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the new Servicer to collect them) received as payments upon or otherwise in connection with the Loans.

     c. A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer and the Company pursuant to Article X and Sections 3.05, 11.06 and 11.12(f)) other than those relating to the management, administration, servicing or collection of the Loans after the Service Transfer.

     SECTION 7.06.  Transfer of Certificate Account.
                    -------------------------------

                                      7-3

     Notwithstanding the provisions of Section 7.02, if the Certificate Account shall be maintained with the Servicer and an Event of Termination shall occur and be continuing, the Servicer shall, after five days' written notice from the Trustee, or in any event within ten days after the occurrence of the Event of Termination, establish a new account or accounts in trust for the Certificateholders and the Class C Certificateholder conforming with the requirements of this Agreement at the corporate trust department of the Trustee or with an institution other than the Servicer and promptly cause the Trustee to transfer all funds in the Certificate Account to such new account, which shall thereafter be deemed the Certificate Account for the purposes hereof.

                                      7-4

                                 ARTICLE VIII

                                   PAYMENTS
                                   --------

     SECTION 8.01.  Monthly Payments.
                    ----------------

     a. Subject to the terms of this Article VIII, each holder of a Certificate or Class C Certificate as of a Record Date shall be paid on the next succeeding Payment Date by check mailed to such Certificateholder or Class C Certificateholder at the address for such Certificateholder or Class C Certificateholder appearing on the Certificate Register (or, if such Certificateholder holds Certificates of a Class with an aggregate Percentage Interest of at least 5% of such Class and so requests, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment
Date), the sum equal to such Certificateholder's or Class C Certificateholder's Percentage Interest of the Class A-1 ARM Distribution Amount, the Class A-1 Distribution Amount, the Class A-2 Distribution Amount, the Class A-3 Distribution Amount, the Class A-4 Distribution Amount, the Class A-5 Distribution Amount, the Class A-6 Distribution Amount, the Class M-1 Distribution Amount plus any amounts distributable pursuant to Sections 8.04(b)(8)(i) and 8.04(c), the Class M-2 Distribution Amount plus any amounts distributable pursuant to Sections 8.04(b)(8)(ii) and 8.04(c), the Class B-1 Distribution Amount plus any amounts distributable pursuant to Sections 8.04(b)(8)(iii) and 8.04(c), the Class B-2 Distribution Amount plus any amounts distributable pursuant to Section 8.04(b)(8)(iv), any Class B-2 Guaranty Payment or the Class C Distribution Amount, as applicable. Final payment of any Certificate or the Class C Certificate shall be made only upon presentation of such Certificate or the Class C Certificate at the office or agency of the Paying Agent.

     b. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Book-Entry Certificates. Neither the Trustee, the Certificate Registrar nor the Company shall have any responsibility therefor except as otherwise provided by applicable law. To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the form of the Certificates as set forth in Exhibits A through C hereto, and the Class C Certificate as set forth in Exhibit I hereto.

     c. The Trustee shall either act as the paying agent or appoint an Eligible Institution to be the paying agent (in either such case, the "Paying
                                                                       ------
Agent") to make
-----

                                      8-1
the payments to the Certificateholders and the Class C Certificateholder required hereunder. The Trustee's corporate trust operations department, with an office at 180 East 5th Street, Third Floor, St. Paul, Minnesota 55101,
Attention: Kathi Mohammadzadah, shall initially act as Paying Agent. The Trustee shall require the Paying Agent (if other than the Trustee) to agree in writing that all amounts held by the Paying Agent for payment hereunder will be held in trust for the benefit of the Certificateholders and the Class C Certificateholder and that it will notify the Trustee of any failure by the Servicer to make funds available to the Paying Agent for the payment of amounts due on the Certificates and the Class C Certificate.

     SECTION 8.02.  Advances.
                    --------

     a. Not later than one Business Day following the Determination Date, the Servicer shall advance all Delinquent Payments for the immediately preceding Due Period by depositing the aggregate amount of such Delinquent Payments in the Certificate Account; provided, however, that the Servicer shall be obligated to
                     -----------------
advance Delinquent Payments only to the extent that the Servicer, in its sole discretion, expects to be able to recover such advances from funds subsequently available therefor in the Certificate Account in accordance with Section 8.04(b). If the Servicer fails to advance all Delinquent Payments required under this Section 8.02, the Trustee shall be obligated to advance such Delinquent Payments pursuant to Section 11.16.

     b. The Servicer shall be entitled to reimbursement of an Advance from subsequent funds available therefor in the Certificate Account in accordance with Section 8.04(b).

     c. No later than the third Business Day prior to the Payment Date in April 2027, the Servicer, if other than the Company, will notify the Company of the amount, if any, equal to the lesser of (a) the Scheduled Principal Balance of the Adjustable Rate Loans on that Payment Date or (b) the amount by which the Class A-1 ARM Principal Balance on that Payment Date exceeds the sum of the amounts described in clauses (i) through (v) of the definition of the Class A-1 ARM Formula Principal Distribution Amount on that Payment Date. The Company shall advance such lesser amount by deposit to the Certificate Account not later than the Business Day preceding the April 2027 Payment Date. The Company shall be entitled to reimbursement of such advance from subsequent funds available therefor in the Certificate Account in accordance with Section 8.04(b).

     SECTION 8.03.  Class B-2 Limited Guaranty.
                    --------------------------

     a. No later than the third Business Day prior to each Payment Date, the Servicer (if other than the Company) shall notify the Company of the amount of the Class B-2 Guaranty Payment (if any) for such Payment Date. Not later than the Business Day preceding each Payment Date, the Company shall deposit the Class B-2 Guaranty Payment, if any, for such Payment Date into the Certificate Account. Any

                                      8-2

Class B-2 Guaranty Payment shall be distributable to Class B-2
Certificateholders pursuant to Section 8.01.

     b. The obligations of the Company under this Section 8.03 shall not terminate upon or otherwise be affected by a Service Transfer pursuant to
Article VII of this Agreement.

     c. The obligation of the Company to provide the Class B-2 Limited Guaranty under this Agreement shall terminate on the Final Payment Date.

     d. The obligation of the Company to make the Class B-2 Guaranty Payments described in subsection (1) above shall be unconditional and irrevocable. The Company acknowledges that its obligation to make the Class B-2 Guaranty Payments described in subsection (1) above shall be deemed a guaranty by the Company of indebtedness of the Trust for money borrowed from the Class B-2 Certificateholders.

     e. If the Company fails to make a Class B-2 Guaranty Payment in whole or in part, the Company shall promptly notify the Trustee, and the Trustee shall promptly notify S&P and Fitch.

     f. In consideration of providing the Class B-2 Limited Guaranty, the Company shall be entitled to the Class B-2 Guarantee Fee payable in accordance with Section 8.04(b)(14).

     SECTION 8.04.  Permitted Withdrawals from the Certificate Account;
                    ---------------------------------------------------
Payments.
--------

     a. The Trustee shall, from time to time as provided herein, make withdrawals from the Certificate Account of amounts deposited in said account pursuant to Section 5.05 that are attributable to the Loans for the following purposes:

          (i) to make payments in the amounts and in the manner provided for in Section 8.04(b);

          (ii) to pay to the Company with respect to each Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 3.05, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Scheduled Principal Balance or Repurchase Price is determined;

          (iii) to reimburse the Servicer out of Liquidation Proceeds for Liquidation Expenses incurred by it and not otherwise reimbursed, to the extent such reimbursement is permitted pursuant to Section 5.08;

                                      8-3

          (iv) to withdraw any amount deposited in the Certificate Account that was not required to be deposited therein; or

          (v) to make any rebates or adjustments deemed necessary by the Servicer pursuant to Section 5.06(d).

     Since, in connection with withdrawals pursuant to clause (iii), the Company's entitlement thereto is limited to collections or other recoveries on the related Loan, the Servicer shall keep and maintain separate accounting, on a Loan by Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such clause.

     b. On each Payment Date, the Trustee shall apply the Amount Available (as determined on the immediately preceding Determination Date) in the Certificate Account to make payment in the following order of priority:

          1. if neither the Company nor a wholly owned subsidiary of the Company is the Servicer, to pay the Monthly Servicing Fee and any other compensation owed to the Servicer pursuant to Section 7.03;

          2. to pay the Class A Formula Interest Distribution Amount as follows (and in the following order of priority):

          (i) the amount in clause (a)(1) of the definition of Class A Formula Distribution Amount to the Class A-1 ARM Certificateholders; the amount in clause (a)(2) of the definition of Class A Formula Distribution to the Class A-1 Certificateholders; the amount in clause (a)(3) of the definition of Class A Formula Distribution Amount to the Class A-2 Certificateholders; the amount in clause (a)(4) of the definition of Class A Formula Distribution Amount to the Class A-3 Certificateholders; the amount in clause (a)(5) of the definition of Class A Formula Distribution Amount to the Class A-4 Certificateholders; the amount in clause (a)(6) of the definition of Class A Formula Distribution Amount to the Class A-5 Certificateholders; and the amount in clause (a)(7) of the definition of Class A Formula Distribution Amount to the Class A-6 Certificateholders; or, if the Amount Available is less than the amount necessary to pay all Class A Formula Interest Distribution Amounts, pro rata to each Class of Class A Certificates in accordance with their respective entitlements to interest; and

          (ii) to each Class of Class A Certificates the amount, if any, of the Unpaid Class A Interest Shortfall of such Class or, if the remaining Amount Available is less than the amount necessary to pay all Unpaid Class A Interest Shortfalls, pro rata to each Class of Class A Certificates based on the Unpaid Class A Interest Shortfall of each such Class;

                                      8-4

          3. after payment of the amounts specified in clauses (1) and (2) above, to pay principal in respect of the Class A Certificates as follows:

          (i) if there is a Class A Liquidation Loss Principal Amount as to such Payment Date, the remaining Amount Available, pro rata to each Class of Class A Certificates based on the Class Principal Balance of each Class (but in no event shall such amount exceed the Class Principal Balance of any such Class); and

          (ii) if there is no Class A Liquidation Loss Principal Amount as to such Payment Date, and if such Payment Date is on or prior to the Class A-5 Cross-over Date, the remaining Amount Available up to the Senior Percentage of the Formula Principal Distribution Amount as follows:

               (A) if such Payment Date is on or prior to the Class A-6 Cross-over Date, as follows (provided that if, as to such Payment Date, the
                                 --------
          remaining Amount Available is less than the Senior Percentage of the Formula Principal Distribution Amount, the amounts to be distributed pursuant to the following clauses (I) and (II) shall be allocated pro rata based upon the respective portions of the Senior Percentage of the Formula Principal Distribution Amount that would have been distributed pursuant to such clauses had the remaining Amount Available been sufficient therefor):

                    (I) to the Class A-1 ARM Certificateholders, the Class A-1 ARM Formula Principal Distribution Amount;

                    (II) that portion, if any, of the Senior Percentage of the Formula Principal Distribution Amount equal to the Class A-6 Lockout Remittance Amount to the Class A-6 Certificateholders, but in no event more than is necessary to reduce the Class A-6 Principal Balance to zero; and

                    (III) the remainder of the Senior Percentage of the Formula
               Principal Distribution Amount, after taking into account any Class A-6 Lockout Remittance Amount, as follows:

                          (a) if such Payment Date is on or prior to the Class A-1 Cross-over Date, to the Class A-1 Certificateholders, but in no event more than is necessary to reduce the Class A-1 Principal Balance to zero;

                          (b) if such Payment Date is on or after the Class A-1 Cross-over Date, but on or prior to the Class A-2 Cross-over date, to the Class A-2 Certificateholders (reduced, if such Payment Date is on the Class A-1 Cross-

                                      8-5
                    over date, by that portion of the Senior Percentage of the Formula Principal Distribution Amount to be distributed to the Class A-1 Certificateholders on such date in accordance with clause (a) above), but in no event more than is necessary to reduce the Class A-2 Principal Balance to zero;

                          (c) if such Payment Date is on or after the Class A-2 Cross-over Date, but on or prior to the Class A-3 Cross-over date, to the Class A-3 Certificateholders (reduced, if such Payment Date is on the Class A-2 Cross-over date, by that portion of the Senior Percentage of the Formula Principal Distribution Amount to be distributed to the Class A-2 Certificateholders on such date in accordance with clause
                    (b) above), but in no event more than is necessary to reduce the Class A-3 Principal Balance to zero;

                          (d) if such Payment Date is on or after the Class A-3 Cross-over Date, but on or prior to the Class A-4 Cross-over date, to the Class A-4 Certificateholders (reduced, if such Payment Date is on the Class A-3 Cross-over date, by that portion of the Senior Percentage of the Formula Principal Distribution Amount to be distributed to the Class A-3 Certificateholders on such date in accordance with clause
                    (c) above), but in no event more than is necessary to reduce the Class A-4 Principal Balance to zero; and

                          (e) if such Payment Date is on or after the Class A-4 Cross-over Date, but on or prior to the Class A-5 Cross-over date, to the Class A-5 Certificateholders (reduced, if such Payment Date is on the Class A-4 Cross-over date, by that portion of the Senior Percentage of the Formula Principal Distribution Amount to be distributed to the Class A-4 Certificateholders on such date in accordance with clause
                    (d) above), but in no event more than is necessary (after taking into account any distribution to the Class A-5 Certificateholders pursuant to clause (I) above) to reduce the Class A-5 Principal Balance to zero; and

               (B) if such Payment Date is after the Class A-5 Cross-over Date, to the Class A-6 Certificateholders, but in no event more than is necessary to reduce the Class A-6 Principal Balance to zero;

                                      8-6

          (iii) if there is no Class A Liquidation Loss Principal Amount as to such Payment Date, and if such Payment Date is after the Class A-5 Cross-over date but on or before the Class A-6 Cross-over date, the remaining Amount Available up to the Class A Formula Principal Distribution Amount as follows:

                (A) if the remaining Amount Available is less than the Class A Formula Principal Distribution Amount, pro rata to the Class A-1 ARM Certificateholders and the Class A-6 Certificateholders based on the amounts that would have been distributed pursuant to clause (B), below, had the remaining Amount Available been equal to the Class A Formula Principal Distribution Amount.

               (B) if the remaining Amount Available is not less than the Class A Formula Principal Distribution Amount, then

                    (a) to the Class A-1 ARM Certificateholders, the Class A-1
               ARM Formula Principal Distribution Amount; and

                    (b) to the Class A-6 Certificateholders, the Senior
               Percentage of the Formula Principal Distribution Amount, but in no event more than is necessary to reduce the Class A6 Principal Balance to zero.

          4. after payment of the amounts specified in clauses (1) through (3) above, to the Class M-1 Certificateholders as follows (and in the following order of priority):

          (i) the amount in clause (a) of the definition of Class M-1 Formula Distribution Amount;

          (ii)  any Unpaid Class M-1 Interest Shortfall; and

          (iii) the amount in clause (c) of the definition of Class M-1 Formula Distribution Amount;

          5. after payment of the amounts specified in clauses (1) through (4) above, to the Class M-2 Certificateholders as follows (and in the following order of priority):

          (i) the amount in clause (a) of the definition of Class M-2 Formula Distribution Amount;

          (ii) any Unpaid Class M-2 Interest Shortfall; and

                                      8-7

          (iii) the amount in clause (c) of the definition of Class M-2 Formula Distribution Amount;

          6.    after payment of the amounts specified in clauses (1) through
(5) above, to the Class B-1 Certificateholders as follows (and in the following order of priority):

          (i) the amount in clause (a) of the definition of Class B-1 Formula Distribution Amount;

          (ii)  any Unpaid Class B-1 Interest Shortfall; and

          (iii) the amount in clause (c) of the definition of Class B-1 Formula Distribution Amount;

          7.    after payment of the amounts specified in clauses (1) through
(6) above, to the Class B-2 Certificateholders as follows (and in the following order of priority):

          (i) the amount in clause (a) of the definition of Class B-2 Formula Distribution Amount;

          (ii)  any Unpaid Class B-2 Interest Shortfall; and

          (iii) the amount in clause (c) of the definition of Class B-2 Formula Distribution Amount;

          8.    after payment of the amounts specified in clauses (1) through
(7) above, to the Class M and Class B Certificateholders as follows (and in the following order of priority):

          (i) to the Class M-1 Certificateholders, first an amount equal to the amount specified in clause (a) of the definition of the term "Class M-1 Formula Liquidation Loss Interest Distribution Amount" and then to any Unpaid Class M-1 Liquidation Loss Interest Shortfall;

          (ii) to the Class M-2 Certificateholders, first an amount equal to the amount specified in clause (a) of the definition of the term "Class M-2 Formula Liquidation Loss Interest Distribution Amount" and then to any Unpaid Class M-2 Liquidation Loss Interest Shortfall;

          (iii) to the Class B-1 Certificateholders, first an amount equal to the amount specified in clause (a) of the definition of the term "Class B-1 Formula Liquidation Loss Interest Distribution Amount" and then to any Unpaid Class B-1 Liquidation Loss Interest Shortfall; and

                                      8-8

          (iv) to the Class B-2 Certificateholders, first an amount equal to the amount specified in clause (a) of the definition of the term "Class B-2 Formula Liquidation Loss Interest Distribution Amount" and then to any Unpaid Class B-2 Liquidation Loss Interest Shortfall.

          9. if the Company or a wholly owned subsidiary of the Company is the Servicer, to pay the Servicer the Monthly Servicing Fee with respect to the Loans;

          10. to reimburse the Servicer or the Trustee, as applicable, for any unreimbursed Advances in respect of current or prior Payment Dates and to reimburse the Company for any unreimbursed Advances made pursuant to Section 8.02(c);

          11. to reimburse the Class C Certificateholder for expenses incurred by and reimbursable to it pursuant to Section 10.06;

          12. to reimburse the Company for any prior unreimbursed Class B-2 Guaranty Payments;

          13.  to pay the Class B-2 Guarantee Fee to the Company; and

          14. to pay the remainder, if any, of the Amount Available to the Class C Certificateholder.

     c. If the applicable Monthly Report indicates a Class M-1 Interest Deficiency Amount, a Class M-2 Interest Deficiency Amount and/or a Class B-1 Interest Deficiency Amount for such Payment Date, the Trustee shall, provided that there is no Class A Interest Shortfall for such Payment Date, withdraw from the Certificate Account (to the extent of funds on deposit therein two Business Days prior to such Payment Date, after taking into account the distribution of the Amount Available pursuant to Section 8.04(b) and any Class B-2 Guaranty Payment to be distributed on such Payment Date) an amount equal to the lesser of
(i) the excess of such funds, after giving effect to any payment required as of the next succeeding Payment Date under Section 8.04(b)(1), over the amount payable to Class A Certificateholders on the next succeeding Payment Date under clauses (a) and (b) of the definition of Class A Formula Distribution Amount and
(ii) the sum of the Class M-1 Interest Deficiency Amount, the Class M-2 Interest Deficiency Amount and the Class B-1 Interest Deficiency Amount, and distribute such amount, first, to the Class M-1 Certificateholders up to the amount of any Class M-1 Interest Deficiency Amount, then to the Class M-2 Certificateholders up to the amount of any Class M-2 Interest Deficiency Amount, and then to the Class B-1 Certificateholders up to the amount of any Class B-1 Interest Deficiency Amount.

     d. If the Trustee shall not have received the applicable Monthly Report by any Payment Date, the Trustee shall, in accordance with Section 8.04(b), distribute all

                                      8-9
funds then in the Certificate Account to Certificateholders and the Class C Certificateholders, to the extent of such funds, on such Payment Date.

     SECTION 8.05.  Reassignment of Repurchased and Replaced Loans.
                    ----------------------------------------------

     Upon receipt by the Trust, by deposit in the Certificate Account, of the Repurchase Price under Section 3.05(a), or upon receipt by the Trust of an Eligible Substitute Loan under Section 3.05(b) and receipt by the Trust, by deposit in the Certificate Account, of any additional amount under Section 3.05(b)(vii), and upon receipt of a certificate of a Servicing Officer in the form attached hereto as Exhibit J-1 or J-2, as applicable, the Trustee shall convey and assign to the Company all of the Certificateholders' and the Class C Certificateholder's right, title and interest in the repurchased Loan or Replaced Loan without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Trustee. Upon such deposit of the Repurchase Price or receipt of such Eligible Substitute Loan and related deposit of any additional amount under
Section 3.05(b)(vii), the Servicer shall be deemed to have released any claims to such Loan as a result of Advances with respect to such Loan.

     SECTION 8.06.  Servicer's Purchase Option.
                    --------------------------

     a. The Servicer shall, subject to subsection (b) hereof, have the option to purchase all of the Loans and all property acquired in respect of any Loan remaining in the Trust at a price equal to the greatest of:

          A. the sum of (x) 100% of the principal balance of each Loan (other than any Loan as to which title to the underlying property has been acquired and whose fair market value is included pursuant to clause (y) below), together with accrued and unpaid interest on each such Loan at the Weighted Average Pass-Through Rate, plus (y) the fair market value of such acquired property (as reasonably determined by the Servicer as of the close of business on the third Business Day preceding the date of such purchase),

          B. the aggregate fair market value (as reasonably determined by the Servicer as of the close of business on such third Business Day) of all of the assets of the Trust, and

          C. the Certificate Principal Balance as of the date of such purchase (less any amounts on deposit in the Certificate Account on such purchase date and representing payments of principal in respect of the Loans) plus an amount necessary to pay the Class A Formula Interest Distribution Amount, the Class M-1 Formula Interest Distribution Amount, the Class M-1 Formula Liquidation Loss Interest Distribution Amount, the Class M-2 Formula Interest Distribution Amount, the Class M-2 Formula Liquidation Loss Interest Distribution Amount, the Class B-1 Formula Interest Distribution Amount, the Class B-1 Formula Liquidation Loss Interest Distribution

                                     8-10

     Amount, the Class B-2 Formula Interest Distribution Amount and the Class B-2 Formula Liquidation Loss Interest Distribution Amount due on the Payment Date occurring in the calendar month following such purchase date (less any amounts on deposit in the Certificate Account on such purchase date and representing payments of interest in respect of the Loans at the Weighted Average Pass-Through Rate).

     b.   The purchase by the Servicer of all of the Loans pursuant to this
Section 8.06 shall be conditioned upon (1) the Pool Scheduled Principal Balance of all Loans, at the time of any such purchase, aggregating less than 10% of the Cut-off Date Pool Principal Balance of all Loans, (2) such purchase constituting a plan of complete liquidation in accordance with Section 860F of the Code, and
(3) the Servicer having provided the Trustee and the Depository (if any) with at least 30 days' written notice. If such option is exercised, the Servicer shall provide to the Trustee (at the Servicer's expense) the certification required by
Section 12.04, which certificate shall constitute a plan of complete liquidation within the meaning of Section 860F of the Code, and the Trustee shall promptly sign such certification and release to the Servicer the Loan Files pertaining to the Loans being purchased.

     SECTION 8.07. Excess Proceeds Account.
                   -----------------------

     a. On or before the Closing Date, the Trustee shall establish the Excess Proceeds Account on behalf of the Trust with an Eligible Institution, and shall deposit therein an amount equal to the Excess Proceeds received from the Company pursuant to Section 2.02(l). The Excess Proceeds Account shall be entitled "First Trust National Association as Trustee for the benefit of the Certificateholders, Home Equity Loan Trust 1997-B." On the Payment Date occurring in June 1997, the Trustee shall withdraw the amount on deposit in the Excess Proceeds Account (including any investment earnings thereon), and shall deposit such funds in the Certificate Account for distribution on such Payment Date in accordance with Section 8.04. After such date no further amounts shall be deposited in or withdrawn from the Excess Proceeds Account.

     b. The Excess Proceeds Account shall be part of the Trust but not part of the REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Excess Proceeds Account. Green Tree Finance Corp.--Two shall be the beneficial owner of the Excess Proceeds Account, subject to the foregoing power of the Trustee to transfer amounts in the Excess Proceeds Account to the Certificate Account. Funds in the Excess Proceeds Account shall, at the direction of the Servicer, be invested in Eligible Investments that mature no later than the Business Day prior to the Payment Date occurring in June 1997. All amounts earned on deposits in the Excess Proceeds Account shall be taxable to Green Tree Finance Corp.--Two.

                                     8-11

                                  ARTICLE IX

                 THE CERTIFICATES AND THE CLASS C CERTIFICATE
                 --------------------------------------------

     SECTION 9.01.  The Certificates and Class C Certificate.
                    ----------------------------------------

     The Class A, the Class M-1, the Class M-2, the Class B-1, the Class B-2 and the Class C Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, B, C and I, as applicable, and shall, on original issue, be executed by the Trustee on behalf of the Trust to or upon the order of the Company. The Certificates shall be evidenced by (i) one or more Class A-1 ARM Certificates representing $36,462,000 in Original Class A-1 Principal Balance,
(ii) one or more Class A-1 Certificates representing $27,998,000 in Original Class A-1 Principal Balance, (iii) one or more Class A-2 Certificates representing $36,641,000 in Original Class A-2 Principal Balance, (iv) one or more Class A-3 Certificates representing $62,724,000 in Original Class A-3 Principal Balance, (v) one or more Class A-4 Certificates representing $20,556,000 in Original Class A-4 Principal Balance, (vi) one or more Class A-5 Certificates representing $56,200,000 in Original Class A-5 Principal Balance,
(vii) one or more Class A-6 Certificates representing $40,682,000 in Original Class A-6 Principal Balance, (viii) one or more Class M-1 Certificates representing $17,988,000 in Original Class M-1 Principal Balance, (ix) one or more Class M-2 Certificates representing $11,447,000 in Original Class M-2 Principal Balance, (x) one or more Class B-1 Certificates representing $11,447,000 in Original Class B-1 Principal Balance, and (xi) one or more Class B-2 Certificates representing $4,906,721 in Original Class B-2 Principal Balance, beneficial ownership of such Classes of Certificates to be held through Book-Entry Certificates in minimum dollar denominations of $1,000. The Class C Certificate shall be evidenced by a single Class C Certificate issued on the Closing Date to the Company and shall represent 100% of the Percentage Interest of Class C.

     The Certificates and the Class C Certificate shall be executed by manual signature on behalf of the Trustee by a duly authorized Responsible Officer or authorized signatory. Certificates or the Class C Certificate bearing the signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificate or Class C Certificate, or did not hold such offices at the date of such Certificates or Class C Certificate. No Certificate or Class C Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate or Class C Certificate has been executed by manual signature in accordance with this Section, and such signature upon any Certificate or Class C Certificate shall be conclusive evidence, and the only evidence, that such Certificate or Class C Certificate has been duly executed and delivered hereunder. All Certificates and the Class C Certificate shall be dated the date of their execution, except for those Certificates and the Class C Certificate executed on the Closing Date, which shall be dated the Closing Date.

                                      9-1

     SECTION 9.02.  Registration of Transfer and Exchange of Certificates and
                    ---------------------------------------------------------
the Class C Certificate.
-----------------------

     a. The Trustee shall keep at the office or agency to be maintained in accordance with Section 12.02 a "Certificate Register" in which the Trustee
                                 --------------------
shall provide for the registration of Certificates and the Class C Certificate and of transfers and exchanges of Certificates and the Class C Certificate as herein provided. The Trustee initially appoints itself to be the "Certificate
                                                                   -----------
Registrar" and transfer agent for the purpose of registering Certificates and
---------
the Class C Certificate and transfers and exchanges of Certificates and the Class C Certificate as provided herein. The Trustee will give prompt written notice to Certificateholders, the Class C Certificateholder and the Servicer of any change in the Certificate Registrar.

     b. (1) Subject to clauses (2) and (3) below, no transfer of a Class C Certificate shall be made by the Company or any other Person unless such transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act"), as amended, and any applicable state securities laws or is
           ---
made in accordance with the Act and laws. In the event that any such transfer is to be made, (A) the Company may require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act and laws or is being made pursuant to the Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Company, and (B) the Trustee shall require the transferee to execute an investment letter substantially in the form of Exhibit K attached hereto, which investment letter shall not be an expense of the Trustee or the Company. The Class C Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (2) No transfer of a Class M-1, Class M-2, Class B-1 or Class B-2 Certificate or the Class C Certificate or any interest therein shall be made to any employee benefit plan, trust or account that is subject to ERISA, or that is described in Section 4975(e)(1) of the Code (each, a "Plan"), unless the
                                                      ----
prospective transferee of a Certificate or interest therein provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer, the Company or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. Unless such opinion is delivered, each person acquiring such a Certificate will be deemed to represent to the Trustee, the Company and the Servicer that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to Section 4975 of the Code.

          (3) Notwithstanding anything to the contrary contained herein, (A) neither the Class C Certificate, nor any interest therein, shall be transferred, sold or

                                      9-2
otherwise disposed of to a "disqualified organization," within the meaning of
Section 860E(e)(5) of the Code (a "Disqualified Organization"), including, but
                                   -------------------------
not limited to, (i) the United States, a state or political subdivision thereof, a foreign government, an international organization or an agency or instrumentality of any of the foregoing, (ii) an organization (other than a cooperative described in Section 521 of the Code) which is exempt from the taxes imposed by Chapter 1 of the Code and not subject to the tax imposed on unrelated business income by Section 511 of the Code, or (iii) a cooperative described in
Section 1381(a)(2)(C) of the Code, and (B) prior to any registration of any transfer, sale or other disposition of the Class C Certificate, the proposed transferee shall deliver to the Trustee, under penalties of perjury, an affidavit that such transferee is not a Disqualified Organization, with respect to which the Trustee shall have no actual knowledge that such affidavit is false, and the transferor and the proposed transferee shall each deliver for the Trustee an affidavit with respect to any other information reasonably required by the Trustee pursuant to the REMIC Provisions, including, without limitation, information regarding the transfer of noneconomic residual interests and transfers of any residual interest to or by a foreign person; provided, however,
                                                              --------  -------
that, upon the delivery to the Trustee of an Opinion of Counsel, in form and substance satisfactory to the Trustee and rendered by Independent counsel, to the effect that the beneficial ownership of the Class C Certificate by any Disqualified Organization will not result in the imposition of federal income tax upon the Trust or any Certificateholder or any other person or otherwise adversely affect the status of the Trust as a REMIC, the foregoing prohibition on transfers, sales and other dispositions, as well as the foregoing requirement to deliver a certificate prior to any registration thereof, shall, with respect to such Disqualified Organization, terminate. Notwithstanding any transfer, sale or other disposition of the Class C Certificate, or any interest therein, to a Disqualified Organization or the registration thereof in the Certificate Register, such transfer, sale or other disposition and any registration thereof, unless accompanied by the Opinion of Counsel described in the preceding sentence, shall be deemed to be void and of no legal force or effect whatsoever and such Disqualified Organization shall be deemed to not be the Class C Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on the Class C Certificate, and shall be deemed to have no interest whatsoever in the Class C Certificate. Each Class C Certificateholder, by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 9.02(b)(3).

          (4) Any transfer, sale or other disposition not in compliance with the provisions of this Section 9.02(b) shall be deemed to be void and of no legal force or effect whatsoever and such transferee shall be deemed to not be the Certificateholder or Class C Certificateholder, as applicable, for any purpose hereunder, including, but not limited to, the receipt of distributions on the Certificate or Class C Certificate, and shall be deemed to have no interest whatsoever in the Certificate or Class C Certificate.

          (5) The Trustee shall give notice to S&P and Fitch promptly following any transfer, sale or other disposition of the Class C Certificate.

                                      9-3

     c. At the option of a Certificateholder or the Class C Certificateholder, Certificates and the Class C Certificate may be exchanged for other Certificates or Class C Certificate of authorized denominations of a like aggregate original denomination, upon surrender of such Certificates or the Class C Certificate to be exchanged at such office. Whenever any Certificates or the Class C Certificate are so surrendered for exchange, the Trustee shall execute and deliver the Certificates or Class C Certificate which the Certificateholder or Class C Certificateholder making the exchange is entitled to receive. Every Certificate or Class C Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing.

     d. Except as provided in paragraph (e) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     e. If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities as Depository and (ii) the Trustee or the Company is unable to locate a qualified successor or (y) the Company at its sole option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence

                                      9-4
of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     f. On or prior to the Closing Date, there shall be delivered to the Depository one Class A-1 ARM Certificate, one Class A-1 Certificate, one Class A-2 Certificate, one Class A-3 Certificate, one Class A-4 Certificate, one Class A-5 Certificate, one Class A-6 Certificate, one Class M-1 Certificate, one Class M-2 Certificate, one Class B-1 Certificate and one Class B-2 Certificate each in registered form registered in the name of the Depository's nominee, Cede & Co., the total face amount of which represents 100% of the Original Class A-1 ARM Principal Balance, the Original Class A-1 Principal Balance, the Original Class A-2 Principal Balance, the Original Class A-3 Principal Balance, the Original Class A-4 Principal Balance, the Original Class A-5 Principal Balance, the Original Class A-6 Principal Balance, the Original Class M-1 Principal Balance, the Original Class M-2 Principal Balance, the Original Class B-1 Principal Balance and the Original Class B-2 Principal Balance, respectively. Each such Certificate registered in the name of the Depositary's nominee shall bear the following legend:

     "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     SECTION 9.03.  No Charge; Disposition of Void Certificates or Class C
                    ------------------------------------------------------
Certificate.
-----------

     No service charge shall be made to a Certificateholder or Class C Certificateholder for any transfer or exchange of Certificates or the Class C Certificate, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates or the Class C Certificate. All Certificates or the

                                      9-5

Class C Certificate surrendered for transfer and exchange shall be disposed of in a manner approved by the Trustee.

     SECTION 9.04.  Mutilated, Destroyed, Lost or Stolen Certificates or Class C
                    ------------------------------------------------------------
Certificate.
-----------

     If (a) any mutilated Certificate or Class C Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate or Class C Certificate, and (b) there is delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by each to save it harmless, then in the absence of notice to the Certificate Registrar or the Trustee that such Certificate or Class C Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate or Class C Certificate, a new Certificate or Class C Certificate of like tenor and original denomination. Upon the issuance of any new Certificate or Class C Certificate under this Section 9.04, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate or Class C Certificate issued pursuant to this Section 9.04 shall constitute complete and indefeasible evidence of ownership of the Percentage Interest, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate or Class C Certificate shall be found at any time.

     SECTION 9.05.  Persons Deemed Owners.
                    ---------------------

     Prior to due presentation of a Certificate or Class C Certificate for registration of transfer, the Servicer, the Company, the Trustee, the Paying Agent and the Certificate Registrar may treat the person in whose name any Certificate or Class C Certificate is registered as the owner of such Certificate or Class C Certificate for the purpose of receiving remittances pursuant to Section 8.01 and for all other purposes whatsoever, and none of the Servicer, the Company, the Trustee, the Certificate Registrar, the Paying Agent or any agent of the Servicer, the Company, the Trustee, the Paying Agent or the Certificate Registrar shall be affected by notice to the contrary.

     SECTION 9.06.  Access to List of Certificateholders' and Class C
                    -------------------------------------------------
Certificateholder's Names and Addresses.
---------------------------------------

     The Certificate Registrar will furnish to the Trustee and the Servicer, within five days after receipt by the Certificate Registrar of a request therefor from the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders and the Class C Certificateholder as of the most recent Record Date. If Holders of Certificates representing, in the aggregate, 25% or more of the Certificate Principal Balance apply in writing to the Trustee (hereinafter referred to as "Applicants"), and such application states that the
 ----------

                                      9-6

Applicants desire to communicate with other Certificateholders or the Class C Certificateholder with respect to their rights under this Agreement or under the Certificates or the Class C Certificate and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access during normal business hours to the most recent list of Certificateholders and the Class C Certificateholder held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such Applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such Applicants access to such list promptly upon receipt. Every Certificateholder and the Class C Certificateholder, by receiving and holding a Certificate or the Class C Certificate, agrees with the Certificate Registrar and the Trustee that none of the Company, the Certificate Registrar or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders or the Class C Certificateholder hereunder, regardless of the source from which such information was derived.

     SECTION 9.07.  Authenticating Agents.
                    ---------------------

     The Trustee may appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the execution and delivery of the Certificates or the Class C Certificate. For all purposes of this Agreement, the execution and delivery of Certificates or the Class C Certificate by the Authenticating Agent pursuant to this Section shall be deemed to be the execution and delivery of Certificates or the Class C Certificate "by the Trustee."

                                      9-7

                                   ARTICLE X

                                  INDEMNITIES
                                  -----------

     SECTION 10.01.  Real Estate.
                     -----------

     The Company will defend and indemnify the Trust, the Trustee (including the Custodian and any other agents of the Trustee) and the Certificateholders and the Class C Certificateholder against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use or ownership of any real estate related to a Loan by the Company or the Servicer or any Affiliate of either. Notwithstanding any other provision of this Agreement, the obligation of the Company under this Section shall not terminate upon a Service Transfer pursuant to Article VII, except that the obligation of the Company under this Section shall not relate to the actions of any subsequent Servicer after a Service Transfer.

     SECTION 10.02.  Liabilities to Obligors.
                     -----------------------

     No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Trust, the Certificateholders or the Class C Certificateholder under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Trust, the Certificateholders and the Class C Certificateholder expressly disclaim such assumption.

     SECTION 10.03.  Tax Indemnification.
                     -------------------

     The Company agrees to pay, and to indemnify, defend and hold harmless the Trust, the Trustee (including the Custodian and any other agents of the Trustee), the Certificateholders and the Class C Certificateholder from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Loans to the Trust, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Certificates and the Class C Certificate) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Company, the Servicer or the Trustee under this Agreement or imposed against the Trust, a Certificateholder, the Class C Certificateholder or otherwise.

     SECTION 10.04.  Servicer's Indemnities.
                     ----------------------

     The Servicer shall defend and indemnify the Trust, the Trustee (including the Custodian and any other agents of the Trustee), the Certificateholders and the Class C Certificateholder against any and all costs, expenses, losses, damages, claims

                                     10-1
and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken or omitted to be taken by the Servicer with respect to any Loan. This indemnity shall survive any Service Transfer (but the original Servicer's obligations under this Section 10.04 shall not relate to any actions of any subsequent Servicer after a Service Transfer) and any payment of the amount owing under, or any repurchase by the Company of, any such Loan.

     SECTION 10.05.  Operation of Indemnities.
                     ------------------------

     Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Company or the Servicer has made any indemnity payments to the Trustee pursuant to this Article and the Trustee thereafter collects any of such amounts from others, the Trust will repay such amounts collected to the Company or the Servicer, as the case may be, without interest.

     SECTION 10.06.  REMIC Tax Matters.
                     -----------------

     If the Class C Certificateholder, pursuant to Section 6.06, pays any taxes or charges imposed upon the Trust as a REMIC or otherwise, such taxes or charges, except to the extent set forth in the following proviso, shall be expenses and costs of the Trust and the Class C Certificateholder shall be entitled to be reimbursed therefor out of the Certificate Account as provided in
Section 8.04; provided, however, that any such taxes or charges shall not be
              -----------------
expenses or costs of the Trust, nor will the Class C Certificateholder be entitled to reimbursement therefor out of the Certificate Account, if and to the extent that such taxes or charges resulted from a failure (i) by the Company, the Trustee or any Servicer to comply with the provisions of Section 2.04, (ii) by any Servicer to comply with the provisions of Section 6.06, or (iii) by the Trustee to execute any tax returns pursuant to Section 11.11.

                                     10-2

                                  ARTICLE XI

                                  THE TRUSTEE
                                  -----------

     SECTION 11.01.  Duties of Trustee.
                     -----------------

     The Trustee, prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Termination has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform as to form to the requirements of this Agreement.

     Subject to Section 11.03, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:
                                                --------  -------

          a. Prior to the occurrence of an Event of Termination, and after the curing of all such Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          b. The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          c. The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders representing, in the aggregate, 25% or more of the Certificate Principal Balance relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or

                                     11-1
     exercising any trust or power conferred upon the Trustee, under this Agreement; and

          d. The Trustee shall not be charged with knowledge of any event referred to in Section 7.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such event or the Trustee receives written notice of such event from the Servicer or the Certificateholders representing, in the aggregate, 25% or more of the Certificate Principal Balance.

     None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company or the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement. The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 11.02.  Certain Matters Affecting the Trustee.
                     -------------------------------------

     Except as otherwise provided in Section 11.01:

          a. The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          b. The Trustee may consult with counsel and any opinion of any counsel for the Company or the Servicer shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Trustee hereunder in good faith and in accordance with such Opinion of Counsel;

          c. The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee
     --------  -------
     of the obligations, upon the

                                     11-2
     occurrence of an Event of Termination (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          d. Prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Certificateholders representing, in the aggregate, 25% or more of the Certificate Principal Balance; provided, however, that if the payment within a reasonable time to
              --------  -------
     the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand; and

          e. The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and shall not be liable for any acts or omissions of such agents, attorneys or custodians if appointed by it with due care hereunder.

     SECTION 11.03.  Trustee Not Liable for Certificates, the Class C
                     ------------------------------------------------
Certificate or Loans.
--------------------

     The Trustee assumes no responsibility for the correctness of the recitals contained herein, in the Certificates or in the Class C Certificate (other than the Trustee's execution thereof). The Trustee makes no representations as to the validity or sufficiency of this Agreement, of the Certificates or of the Class C Certificate (other than its execution thereof) or of any Loan, Loan File or related document. The Trustee shall not be accountable for the use or application by the Servicer or the Company of funds paid to the Company in consideration of conveyance of the Loans to the Trust by the Company or deposited in or withdrawn from the Certificate Account by the Servicer.

     SECTION 11.04.  Trustee May Own Certificates.
                     ----------------------------

     The Trustee in its individual or other capacity may become the owner or pledgee of Certificates representing less than all the beneficial interest in the Trust with the same rights as it would have if it were not Trustee.

                                     11-3

     SECTION 11.05.  Rights of Certificateholders to Direct Trustee and to Waive
                     -----------------------------------------------------------
Events of Termination.
---------------------

     Holders of Certificates representing, in the aggregate, 25% or more of the Certificate Principal Balance shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however,
                                                           --------  -------
that, subject to Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the
               -------- -------
right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificateholders. Holders of the Certificates representing, in the aggregate, 51% or more of the Certificate Principal Balance may on behalf of Certificateholders waive any past Event of Termination hereunder and its consequences, except a default in respect of a
                                            ------
covenant or provision hereof which under Section 12.08 cannot be modified or amended without the consent of all Certificateholders, and upon any such waiver, such Event of Termination shall cease to exist and shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Event of Termination or impair any right consequent thereon.

     SECTION 11.06.  The Servicer to Pay Trustee's Fees and Expenses.
                     -----------------------------------------------

     The Servicer agrees:

          a. to pay to the Trustee reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          b. except as otherwise expressly provided herein, to reimburse the Trustee, to the extent requested by the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          c. to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder, including the costs and expenses of

                                     11-4
     defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The covenants in this Section 11.06 shall be for the benefit of the Trustee in its capacities as Trustee, Paying Agent and Certificate Registrar hereunder, and shall survive the termination of this Agreement.

     SECTION 11.07.  Eligibility Requirements for Trustee.
                     ------------------------------------

     The Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any State and authorized under such laws to exercise corporate trust powers, and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000, provided that the Trustee's separate capital and surplus
                      --------
shall at all times be at least the amount required by Section 310(a)(2) of the Trust Indenture Act of 1939, as amended. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 11.07, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, the Trustee (or, if the Trustee is First Trust National Association, the parent company of First Trust National Association) shall at all times have a long-term deposit rating from S&P of at least BBB or as shall be otherwise acceptable to S&P and have a long-term deposit rating from Fitch of at least BBB or as shall be otherwise acceptable to Fitch. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.08.

     SECTION 11.08.  Resignation or Removal of Trustee.
                     ---------------------------------

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the Servicer and the Company and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.07 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its

                                     11-5
property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee. If the Company shall have removed the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.08 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.09.

     SECTION 11.09.  Successor Trustee.
                     -----------------

     Any successor Trustee appointed as provided in Section 11.08 shall execute, acknowledge and deliver to the Servicer, the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor Trustee the Loans and the Loan Files and any related documents and statements held by it hereunder; and, if the Loans are then held by a Custodian pursuant to a custodial agreement, the predecessor Trustee and the Custodian shall amend such custodial agreement to make the successor Trustee the successor to the predecessor Trustee thereunder; and the Servicer, the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section
11.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.07.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 11.09, the Servicer shall cause notice of the succession of such Trustee hereunder to be mailed to S&P, to Fitch and to each Certificateholder and the Class C Certificateholder at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     SECTION 11.10.  Merger or Consolidation of Trustee.
                     ----------------------------------

                                     11-6

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions
                   --------
of Section 11.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly notify S&P and Fitch in the event it is a party to any merger, conversion or consolidation.

     SECTION 11.11.  Tax Returns.
                     -----------

     Upon the Servicer's request, the Trustee will furnish the Servicer with all such information as the Servicer may reasonably require in connection with preparing all tax returns of the Trust and the Trustee shall execute such returns.

     SECTION 11.12.  Obligor Claims.
                     --------------

     In connection with any offset defenses, or affirmative claims for recovery, asserted in legal actions brought by Obligors under one or more Loans based upon provisions therein complying with, or upon other rights or remedies arising from, any legal requirements applicable to the Loans, including, without limitation, the Federal Trade Commission's Trade Regulation Rule Concerning Preservation of Consumers' Claims and Defenses (16 C.F.R. (S) 433) as amended from time to time:

          a. The Trustee is the holder of the Loans only as trustee on behalf of the Certificateholders and the Class C Certificateholder, and not as a principal or in any individual or personal capacity;

          b. The Trustee shall not be personally liable for or obligated to pay Obligors any affirmative claims asserted thereby, or responsible to Certificateholders or the Class C Certificateholder for any offset defense amounts applied against Loan payments, pursuant to such legal actions;

          c. The Trustee will pay, solely from available Trust monies, affirmative claims for recovery by Obligors only pursuant to final judicial orders or judgments, or judicially approved settlement agreements, resulting from such legal actions;

          d. The Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Obligors' legal actions to recover affirmative claims against Certificateholders and the Class C Certificateholder;

          e. The Trustee will cooperate with and assist Certificateholders and the Class C Certificateholder in their defense of legal actions by Obligors to

                                     11-7
     recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Trustee as a party to such legal actions and if the Trustee is satisfactorily indemnified for all liability, costs and expenses arising therefrom; and

          f. The Company hereby agrees to indemnify, hold harmless and defend the Trustee, Certificateholders and the Class C Certificateholder from and against any and all liability, loss, costs and expenses of the Trustee, Certificateholders and the Class C Certificateholder resulting from any affirmative claims for recovery asserted or collected by Obligors under the Loans. Notwithstanding any other provision of this Agreement, the obligation of the Company under this Section 11.12(f) shall not terminate upon a Service Transfer pursuant to Article VII.

     SECTION 11.13.  Appointment of Co-Trustee or Separate Trustee.
                     ---------------------------------------------

     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction having authority over the Trust, the Loans or the Obligors, the Company and Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.13, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.07 hereunder and no notice to Certificateholders or the Class C Certificateholder of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 11.09 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 11.13 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such co-trustee or separate trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such co-trustee or separate trustee at the direction of the Trustee.

                                     11-8

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then co-trustees and separate trustees, as effectively as if given to each of them. Every instrument appointing any co-trustee or separate trustee shall refer to this Agreement and the conditions of this Article XI. Each co-trustee and separate trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any co-trustee or separate trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 11.14.  [Reserved].
                      ---------

     SECTION 11.15.  Trustee and First Bank System, Inc.
                     ----------------------------------

     In the event the Trustee ceases to be a direct, wholly owned subsidiary of First Bank System, Inc., the Trustee shall promptly notify S&P and Fitch.

     SECTION 11.16  Trustee Advances.
                    ----------------

     a. If the Servicer fails to deposit into the Certificate Account Advances as required by Section 8.02, then the Trustee shall, subject to the provisions of paragraph (b) below, from its own funds, deposit into the Certificate Account the amount not so deposited by the Servicer on or before the Business Day preceding the related Payment Date (a "Trustee Advance").
                                       ---------------

     b. The Trustee shall not be required to make any Trustee Advance if and to the extent that it determines in good faith that the funds, if advanced, would not be recoverable by it from subsequent amounts available in the Certificate Account in accordance with Section 8.04(b).

     c. The Trustee shall be entitled to reimbursement of a Trustee Advance from funds subsequently available therefor in the Certificate Account in accordance with Section 8.04(b).

                                     11-9

                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

     SECTION 12.01.  Servicer Not to Resign; Delegation of Servicing Duties.
                     ------------------------------------------------------

     The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel for the Servicer to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 7.03.

     Notwithstanding the foregoing, the Company, if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of the Company, for so long as said subsidiary remains, directly or indirectly, a wholly owned subsidiary of the Company. Notwithstanding any such delegation, the Company shall retain all of the rights and obligations of the Servicer hereunder.

     SECTION 12.02.  Company Not to Engage in Certain Transactions with Respect
                     ----------------------------------------------------------
to the Trust.
------------

     The Company shall not:

          a. Provide credit to any Certificateholder for the purpose of enabling such Certificateholder to purchase Certificates;

          b.   Purchase any Certificates in an agency or trustee capacity; or

          c.   Loan any money to the Trust.

     SECTION 12.03.  Maintenance of Office or Agency.
                     -------------------------------

     The Trustee will maintain in Minneapolis or St. Paul, Minnesota, an office or agency where Certificates or the Class C Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates, the Class C Certificate and this Agreement may be served. On the date hereof the Trustee's office for such purposes is located at 180 East 5th Street, Second Floor, St. Paul, Minnesota 55101. The Trustee will give prompt written notice to the Company, the Servicer, the Certificateholders and the Class C Certificateholder of any change in the location of the Certificate Register or any such office or agency.

                                     12-1

     SECTION 12.04. Termination.
                    -----------

     a. The Trust created hereby and the respective obligations and responsibilities of the Company, the Servicer and the Trustee created hereby (other than the responsibility of the Trustee to make any final distributions to Certificateholders and the Class C Certificateholder as set forth below) shall terminate on the earlier of (a) the Payment Date on which the principal balance of all of the Loans is reduced to zero; or (b) the Payment Date occurring in the month following the Servicer's purchase of the Loans pursuant to Section 8.06; provided, that in no event shall the trust created hereby continue beyond the
--------
expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof, and provided, further, that the Servicer's and
                                      --------  -------
the Company's representations and warranties and indemnities by the Company and the Servicer shall survive termination. Any termination of the Trust must be conducted so as to qualify as a "qualified liquidation" of the REMIC within the meaning of Section 860 F of the Code.

     b. Notice of any termination, specifying the Final Payment Date (which shall be a date that would otherwise be a Payment Date) upon which all Certificateholders or the Class C Certificateholder may surrender their Certificates or the Class C Certificate to the Servicer for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon direction by the Servicer ten days prior to the date such notice is to be mailed) by letter to S&P, to Fitch and to Certificateholders and the Class C Certificateholder mailed no later than the fifth Business Day of the month of the Final Payment Date specifying (1) the Final Payment Date upon which final payment on the Certificates and the Class C Certificate will be made upon presentation and surrender of Certificates and the Class C Certificate at the office or agency of the Servicer therein designated; (2) the amount of any such final payment; and (3) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates and the Class C Certificate at the office or agency of the Servicer therein specified. Any notice of purchase of Loans by the Servicer pursuant to Section 8.06 shall constitute the adoption by the Trustee on behalf of the Certificateholders and the Class C Certificateholder of a plan of complete liquidation within the meaning of Section 860F of the Code on the date such notice is given when signed by the Trustee. Each such notice shall, to the extent required by the REMIC Provisions or other applicable law, be signed on behalf of the Trust by the Trustee. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to the Certificateholders and the Class C Certificateholder. In the event such notice is given in connection with the Servicer's election to purchase the Loans, the Servicer shall deposit in the Certificate Account on the Final Payment Date in immediately available funds an amount equal to the purchase price specified in
Section 8.06 and upon such deposit Certificateholders and the Class C Certificateholder will be entitled to the amount of such purchase price but not amounts in excess thereof, all as provided herein. Upon

                                     12-2
certification to the Trustee by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Servicer the Loan Files for the remaining Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

     c. Upon presentation and surrender of the Certificates and the Class C Certificate, the Trustee shall cause to be distributed from the Certificate Account, in the following order of priority, to Certificateholders and the Class C Certificateholder on the final Payment Date in proportion to their respective Percentage Interests: (1) to the extent the Amount Available is sufficient therefor, an amount equal to (i) as to Class A Certificates, the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance, the Class A-5 Principal Balance and the Class A-6 Principal Balance, together with any Unpaid Class A Interest Shortfall and one month's interest at the Class A-1 Pass-through Rate, the Class A-2 Pass-through Rate, the Class A-3 Pass-through Rate, the Class A-4 Pass-Through Rate, the Class A-5 Pass-Through Rate and the Class A-6 Pass-Through Rate on the Class A-l Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance, the Class A-5 Principal Balance and the Class A-6 Principal Balance, respectively, (ii) as to Class M-1 Certificates, the Class M-1 Principal Balance, together with any Unpaid Class M-1 Interest Shortfall and one month's interest at the Class M-1 Pass-through Rate on the Class M-1 Principal Balance, (iii) as to Class M-2 Certificates, the Class M-2 Principal Balance, together with any Unpaid Class M-2 Interest Shortfall and one month's interest at the Class M-2 Pass-through Rate on the Class M-2 Principal Balance, (iv) as to Class B-1 Certificates, the Class B-1 Principal Balance, together with any Unpaid Class B-1 Interest Shortfall and one month's interest at the Class B-1 Pass-through Rate on the Class B-1 Principal Balance, (v) as to Class B-2 Certificates, the Class B-2 Principal Balance, together with any Unpaid Class B-2 Interest Shortfall and one month's interest at the Class B-2 Pass-through Rate on the Class B-2 Principal Balance,
(vi) as to the Class M and Class B Certificates, the amounts specified in
Section 8.04(b)(8), in the order specified therein; and (3) as to the Class C Certificate, the amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (1) and (2) above; provided that, any Class B-2 Guaranty Payment
                           -------------
deposited in the Certificate Account shall be distributed only to the Class B-2 Certificateholders. The distribution on the Final Payment Date pursuant to this
Section 12.04 shall be in lieu of the distribution otherwise required to be made on such Payment Date in respect of each Class of Certificates and the Class C Certificate.

     d. In the event that all of the Certificateholders and the Class C Certificateholder do not surrender their Certificates and the Class C Certificate for cancellation within three months after the time specified in the above-mentioned written notice, the Company shall give a second written notice to the remaining Certificateholders and the Class C Certificateholder to surrender their Certificates and the Class C Certificate for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates

                                     12-3
and the Class C Certificate shall not have been surrendered for cancellation, the Company shall transfer to itself all amounts remaining on deposit in the Certificate Account, to hold in trust for Certificateholders and the Class C Certificateholder who have not surrendered their Certificates or the Class C Certificate, as the case may be, for cancellation, together with the final record list of Certificateholders and the Class C Certificateholder, and the Company shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and to contact the Class C Certificateholder concerning its surrender of its Class C Certificate, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     SECTION 12.05.  Acts of Certificateholders and the Class C
                     ------------------------------------------
Certificateholder.
-----------------

     a. Except as otherwise specifically provided herein, whenever Certificateholder approval, authorization, direction, notice, consent, waiver, or other action is required hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all Certificateholders if agreed to by Holders of Certificates representing, in the aggregate, 51% or more of the Certificate Principal Balance.

     b. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders or the Class C Certificateholder may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders or the Class C Certificateholder in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 11.01) conclusive in favor of the Trustee, the Servicer and the Company if made in the manner provided in this Section.

     c. The fact and date of the execution by any Certificateholder or the Class C Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

     d. The ownership of Certificates and the Class C Certificate shall be proved by the Certificate Register.

     e. Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder or the Class C Certificateholder shall bind every holder of every Certificate or the Class C Certificate, as applicable, issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Trustee, the Servicer or the Company

                                     12-4
in reliance thereon, whether or not notation of such action is made upon such Certificates or Class C Certificate.

     f. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

     SECTION 12.06.  Calculations.
                     ------------

     Except as otherwise provided in this Agreement, all interest rate and basis point calculations under this Agreement will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

     SECTION 12.07.  Assignment or Delegation by Company.
                     -----------------------------------

     Except as specifically authorized hereunder, and except for its obligations as Servicer which are dealt with under Article V and Article VII, the Company may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of Holders of Certificates representing, in the aggregate, 66-2/3% or more of the Certificate Principal Balance, and any attempt to do so without such consent shall be void. Notwithstanding the foregoing, the Company may not delegate its obligations under Section 8.03 hereof absent (a) the prior written consent of Holders of Certificates representing, in the aggregate, 66-2/3% or more of the Certificate Principal Balance, and the prior written confirmation of S&P and Fitch that the rating of the Certificates will not be lowered or withdrawn following such delegation, or (b) the prior written consent of all of the Certificateholders, and any attempt to do so without such consent shall be void.

     SECTION 12.08.  Amendment.
                     ---------

     a. This Agreement may be amended from time to time by the Company, the Servicer and the Trustee, without the consent of any of the Certificateholders or the Class C Certificateholder, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, as the case may be, to make such changes as are necessary to maintain the status of the Trust as a "real estate mortgage investment conduit" under the REMIC Provisions of the Code or to otherwise effectuate the benefits of such status to the Trust, the Certificateholders or the Class C Certificateholder, including, without limitation, to implement any provision permitted by law that would enable a REMIC to avoid the imposition of any tax, or to make any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided, however, that such
                                                    --------  -------
action shall not, as evidenced by an Opinion of Counsel for the Servicer, adversely affect in any material respect the interests of any Certificateholder.

     b.   [Reserved.]

                                     12-5

     c. This Agreement may also be amended from time to time by the Servicer, the Company and the Trustee, with the consent of Holders of Certificates representing, in the aggregate, 66-2/3% or more of the Certificate Principal Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of such Certificateholders; provided, however, that no such
                                              --------  -------
amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Loans or distributions which are required to be made on any Certificate, (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding, (c) result in the disqualification of the Trust as a REMIC under the Code, (d) adversely affect the status of the Trust as a REMIC or the status of the Certificates as "regular interests" therein or (e) cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code. This Agreement may not be amended without the consent of the Class C Certificateholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement which would modify in any manner the rights of the Class C Certificateholder.

     d. This Agreement shall not be amended under this Section without the consent of 100% of the Certificateholders and the Class C Certificateholder if such amendment would result in the disqualification of the Trust as a REMIC under the Code.

     e.   Concurrently with the solicitation of any consent pursuant to this
Section 12.08, the Trustee shall furnish written notification to S&P and Fitch. Promptly after the execution of any amendment or consent pursuant to this
Section 12.08, the Trustee shall furnish written notification of the substance of such amendment to S&P, Fitch, each Certificateholder and the Class C Certificateholder.

     f. It shall not be necessary for the consent of Certificateholders and the Class C Certificateholder under this Section 12.08 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders and the Class C Certificateholder shall be subject to such reasonable requirements as the Trustee may prescribe.

     g. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

                                     12-6

     h. In connection with any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel to the Servicer to the effect that such amendment is authorized or permitted by this Agreement.

     i.   Upon the execution of any amendment or consent pursuant to this
Section 12.08, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every Certificateholder or the Class C Certificateholder hereunder shall be bound thereby.

     j. In the absence of the consent described in subsection (d) of this Section, in connection with any amendment pursuant to this Section, the Trustee shall have received an unqualified Opinion of Counsel, the expense of which shall not be an expense of the Trust, stating that any such amendment (i) will not adversely affect the status of the Trust as a REMIC or the status of the Certificates as "regular interests" therein, and (ii) will not cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code.

     SECTION 12.09.  Notices.
                     -------

     All communications and notices pursuant hereto to the Servicer, the Company, the Trustee, S&P and Fitch shall be in writing and delivered or mailed to it at the appropriate following address:

     If to the Company or the Servicer:

          Green Tree Financial Corporation
          1100 Landmark Towers
          345 St. Peter Street
          St. Paul, Minnesota 55102-1639
          Attention:  Chief Financial Officer
          Telecopier Number:  (612) 293-5746

     If to the Trustee:

          First Trust National Association
          Corporate Trust Department
          180 East 5th Street
          Second Floor
          St. Paul, Minnesota 55101
          Attention:  Tammy Schultz-Fugh
          Telecopier Number:  (612) 244-0089

                                     12-7

     If to S&P:

          Standard & Poor's
          25 Broadway
          New York, NY  10004
          Attention:  _________________________

     If to Fitch:

          Fitch Investors Service, L.P.
          One State Street Plaza
          New York, NY  10004
          Attention:  _________________________

or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

     All communications and notices pursuant hereto to a Certificateholder or the Class C Certificateholder shall be in writing and delivered or mailed at the address shown in the Certificate Register.

     SECTION 12.10.  Merger and Integration.
                     ----------------------

     Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 12.11.  Headings.
                     --------

     The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 12.12.  Governing Law.
                     -------------

     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota.

                                     12-8

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized this ___________ day of May, 1997.

                                   GREEN TREE FINANCIAL CORPORATION


                                   By: ______________________________________
                                        Scott T. Young
                                        Vice President and Controller



Attest:

____________________________________
Joel H. Gottesman
Senior Vice President and Secretary



                                   FIRST TRUST NATIONAL ASSOCIATION
                                       not in its individual capacity but solely as Trustee


                                   By:_______________________________________
                                                    Trust Officer

Attest:

____________________________________

                                     12-9

STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF RAMSEY    )


     The foregoing instrument was acknowledged before me this ____ day of May,

1997, by _____________, of Green Tree Financial Corporation, a Delaware

corporation, on behalf of the corporation.

                                   _________________________________
[SEAL]                                Notary Public



STATE OF MINNESOTA  )
                    ) ss.
COUNTY OF  RAMSEY   )


          The foregoing instrument was acknowledged before me this ___ day of

May, 1997, by ________, of First Trust National Association, a national banking association, on behalf of the national banking association.


                                      ______________________________
[SEAL]                                Notary Public

                                     12-10

                                  EXHIBIT A-1
                                  -----------

                          FORM OF CLASS A CERTIFICATE
                          ---------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Class A-[1][2][3][4][5][6]                        No.
(Senior)

Cut-off Date:                                     Pass-Through Rate:  ___%
May 1, 1997:                                      Denomination:  $________

First Payment Date:                               Aggregate Denomination of
June 15, 1997                                     All Class A-[1][2][3][4][5][6]
                                                  Certificates:  $__________

Servicer:                                         Payment Date After Latest
Green Tree Financial Corporation                  Due Date:  __________
                                                  (or if such day is not a
                                                  Business Day, then the next
                                                  succeeding Business Day)

                                                  CUSIP:   ________

                                     A-1-1

                       CERTIFICATE FOR HOME EQUITY LOANS
              SERIES 1997-B, CLASS A-[1][2][3][4][5][6] (SENIOR)
              --------------------------------------------------


     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that ____________________ is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 1997-B, Class A- [1][2][3][4][5][6] issued by Home Equity Loan Trust 1997-B (the "Trust"), which includes among its assets a pool of home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments received on the Loans on and after May 1, 1997 (or the date of origination thereof, if later) (the "Cut-off Date"). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of May 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing June 15, 1997, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class A-[1][2][3][4][5][6] Certificates with an aggregate Percentage Interest of at least 5% of the Class A-[1][2][3][4][5][6] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class A-[1][2][3][4][5][6] Distribution Amount for such Payment Date. Distributions of interest and principal on the Class A-[1][2][3][4][5][6] Certificates will be made primarily from amounts available in respect of the Loans. The final scheduled Payment Date of this Certificate is ___________________________ or the next succeeding Business Day if such ___________________________ is not a Business Day.


     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the

                                     A-1-2

Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.]

     The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, Home Equity Loan Trust 1997-B has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  May _______, 1997           HOME EQUITY LOAN TRUST 1997-B


                                    A-1-3

                                    By: FIRST TRUST NATIONAL ASSOCIATION


                                    By:_________________________________
                                        Authorized Officer


                                     A-1-4

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Certificate for Home Equity Loans, Series 1997-B, and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                              By:_________________________________
                                           Signature


                                     A-1-5

                                  EXHIBIT A-2
                                  -----------

                       FORM OF CLASS A-1 ARM CERTIFICATE
                       ---------------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Class A-1 ARM                                      No.
(Senior)

Cut-off Date:                                      Pass-Through Rate:  ___%
May 1, 1997:                                       Denomination:  $_______


First Payment Date:                                Aggregate Denomination of
June 15, 1997                                      All Class A-1 ARM
                                                   Certificates:  $__________

Servicer:                                          Final Scheduled Payment
Green Tree Financial Corporation                   Date:
                 (or if such day is not a
                 Business Day, then the next
                 succeeding Business Day)

                 CUSIP:   __________


                                     A-2-1

                       CERTIFICATE FOR HOME EQUITY LOANS
                     SERIES 1997-A, CLASS A-1 ARM (SENIOR)
                     -------------------------------------


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

This certifies that ____________________ is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 1997-B, Class A-1 ARM issued by Home Equity Loan Trust 1997-B (the "Trust"), which includes among its assets pool of home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments received on the Loans on and after May 1, 1997 (or the date of origination thereof, if later) (the "Cut-off Date"). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of May 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing June 15, 1997, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class A-1 ARM Certificates with an aggregate Percentage Interest of at least 5% of the Class A-1 ARM Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment
Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class A-1 ARM Distribution Amount for such Payment Date. Distributions of interest and principal on the Class A-1 ARM Certificates will be made primarily from amounts available in respect of the Loans. The final scheduled Payment Date of this Certificate is ________ or the next succeeding Business Day if such March 15 is not a Business Day.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the

                                     A-2-2

Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.]

The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

IN WITNESS WHEREOF, Home Equity Loan Trust 1997-B has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  May _______, 1997            HOME EQUITY LOAN TRUST 1997-B



                             By:     FIRST TRUST NATIONAL ASSOCIATION

                                     A-2-3

                             By:     _________________________________________
                                      Authorized Officer

                                     A-2-4

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Certificate for Home Equity Loans, Series 1997-B, and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                       By:_____________________________
                                  Signature

                                     A-2-5

                                   EXHIBIT B
                                   ---------

                          FORM OF CLASS M CERTIFICATE
                          ---------------------------


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES [AND CLASS M-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Class M-[1][2]                           No.
(Subordinate)

Cut-off Date:                            Pass-Through Rate:  ___%
May 1, 1997                              Denomination:  $________


First Payment Date:                      Aggregate Denomination of
June 15, 1997                            all Class M-[1][2] Certificates:
                                         $________


Servicer:                                Payment Date After Latest
Green Tree Financial Corporation         Due Date:  _________________________
                                         (or if such day is not a Business
                                         Day, then the next succeeding
                                         Business Day)

                                         CUSIP:   ________

                       CERTIFICATE FOR HOME EQUITY LOANS
                  SERIES 1997-B, CLASS M-[1][2] (SUBORDINATE)
                  -------------------------------------------


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN
GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that ____________________ is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 1997-B, Class M- [1][2] issued by Home Equity Loan Trust 1997-B (the "Trust"), which includes among its assets a pool of home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments received on the Loans on and after May 1, 1997 (or the date of origination thereof, if later) (the "Cut-off Date"). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of May 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing June 15, 1997, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class M-[1][2] Certificates with an aggregate Percentage Interest of at least 5% of the Class M-[1][2] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class M-[1][2] Distribution Amount (plus the Class M-[1][2] Interest Deficiency Amount, if any) for such Payment Date. Distributions of interest and principal on the Class M-[1][2] Certificates will be made primarily from amounts available in respect of the Loans. The final scheduled Payment Date of this Certificate is ___________________________ or the next succeeding Business Day if such ___________________________ is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement, for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the

Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein by, on behalf of or with plan assets of any employee benefit plan, trust or account that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code (each, a "Plan") will be
                                                                 ----
registered unless the transferee, at its expense, delivers to the Trustee and the Servicer an opinion of counsel (satisfactory to the Trustee and the Servicer) that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer, the Company or the Trustee to be deemed to be a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Company and the Servicer that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to Section 4975 of the Code.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.]

     The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, Home Equity Loan Trust 1997-B has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  May __, 1997                 HOME EQUITY LOAN TRUST 1997-B


                                     By: FIRST TRUST NATIONAL ASSOCIATION


                                     By: ________________________________
                                          Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Certificate for Home Equity Loans, Series 1997-B, and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                           By:______________________________________
                                                 Signature

                                   EXHIBIT C
                                   ---------

                          FORM OF CLASS B CERTIFICATE
                          ---------------------------


     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, THE CLASS M CERTIFICATES [AND THE CLASS B-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Class B-[1][2]                           No.
(Subordinate)

Cut-off Date:                            Pass-Through Rate:  ___%
May 1, 1997                              Denomination: $________

First Payment Date:                      Aggregate Denomination of
June 15, 1997                            all Class B-[1][2] Certificates:
                                         $________

Servicer:                                Payment Date After Latest
Green Tree Financial Corporation         Due Date:  ________
                                         (or if such day is not a Business
                                         Day, then the next succeeding
                                         Business Day)

                                         CUSIP:   ________

                      CERTIFICATES FOR HOME EQUITY LOANS
                  SERIES 1997-B, CLASS B-[1][2] (SUBORDINATE)
                  -------------------------------------------


     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN GREEN TREE FINANCIAL CORPORATION OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

     This certifies that ____________________ is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 1997-B, Class B- [1][2], issued by Home Equity Loan Trust 1997-B (the "Trust"), which includes among its assets a pool of home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments received on the Loans on and after May 1, 1997 (or the date of origination thereof, if later) (the "Cut-off Date") and the Class B-2 Limited Guaranty. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of May 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing June 15, 1997, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class B-[1][2] Certificates with an aggregate Percentage Interest of at least 5% of the Class B-[1][2] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class B-[1][2] Distribution Amount [(plus the Class B-1 Interest Deficiency Amount, if any)][and any Class B-2 Guaranty Payment] for such Payment Date. Distributions of interest and principal on the Class B-[1][2] Certificates will be made primarily from amounts available in respect of the Loans. The final scheduled Payment Date of this Certificate is ___________________________ or the next succeeding Business Day if such
___________________________ is not a Business Day.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account [and the Class B-2 Limited Guaranty of the Company], to the extent available for distribution to the Certificateholder as provided in the Agreement, for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein by, on behalf of or with plan assets of any employee benefit plan, trust or account that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code (each, a "Plan") will be
                                                                 ----
registered unless the transferee, at its expense, delivers to the Trustee and the Servicer an opinion of counsel (satisfactory to the Trustee and the Servicer) that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer, the Company or the Trustee to be deemed to be a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Company and the Servicer that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to Section 4975 of the Code.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.]

     The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     IN WITNESS WHEREOF, Home Equity Loan Trust 1997-B has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  May __, 1997              HOME EQUITY LOAN TRUST 1997-B


                                  By: FIRST TRUST NATIONAL ASSOCIATION


                                  By: ___________________________________
                                       Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Certificate for Home Equity Loans, Series 1997-B, and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                            By: ______________________________________
                                                 Signature

                                   EXHIBIT D
                                   ---------

                              FORM OF ASSIGNMENT

     In accordance with the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1997, between the undersigned and First Trust National Association as Trustee (the "Trustee"), the undersigned does hereby transfer, convey and assign, set over and otherwise convey, without recourse, to Home Equity Loan Trust 1997-B, created by the Agreement, to be held in trust as provided in the Agreement, (i) all right, title and interest in the home equity loans (including, without limitation, all related mortgages and deeds of trust and any and all rights to receive payments received pursuant to the Loans on or after May 1, 1997 but excluding any payments received pursuant to the Loans prior to May 1, 1997) identified in the List of Loans delivered pursuant to
Section 2.02(a) of the Agreement, (ii) all rights under hazard insurance on the properties described in the Loans and, as to Loans pertaining to properties located in special flood areas designated by HUD, all rights under flood insurance policies as such insurance relates to the Loans, (iii) all rights under the Errors and Omissions Protection Policy (as defined in Section 1.02 of the Agreement), (iv) all documents contained in the Loan Files (as defined in
Section 1.02 of the Agreement), and (v) all proceeds and products of the foregoing.

     This Assignment is made pursuant to and upon the representation and warranties on the part of the undersigned contained in Article III of the Agreement and no others.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this _______ day May, 1997.

                                  GREEN TREE FINANCIAL CORPORATION


[Seal]                            By: ______________________________________
                                      [Name]
                                      [Title]

                                   EXHIBIT E
                                   ---------

                       GREEN TREE FINANCIAL CORPORATION

                            CERTIFICATE OF OFFICER

     The undersigned certifies that he is a [title] of Green Tree Financial Corporation, a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company in connection with the Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between the Company and First Trust National Association as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     (i) attached hereto as Exhibit I is a true and correct copy of the Certificate of Incorporation of the Company, together with all amendments thereto as in effect on the date hereof;

     (ii) attached hereto as Exhibit II is a true and correct copy of the Bylaws of the Company, as amended, as in effect on the date hereof;

     (iii) the representations and warranties of the Company contained in Sections 3.01 and 3.04 of the Agreement are true and correct on and as of the date hereof and, to the best of his knowledge, the representations and warranties of the Company contained in Sections 3.02 and 3.03 of the Agreement are true and correct on and as of the date hereof;

     (iv) no event with respect to the Company has occurred and is continuing which would constitute an Event of Termination or an event that with notice or lapse of time or both would become an Event of Termination under the Agreement; and

     (v) each of the agreements and conditions of the Company to be performed on or before the date hereof pursuant to the Agreement have been performed in all material respects.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this __ day of ________ 1997.


                                  _________________________________________
                                  [Name]
                                  [Title]

                                   EXHIBIT F
                                   ---------

                  FORM OF OPINION OF COUNSEL FOR THE COMPANY

     The opinion of Dorsey & Whitney LLP shall be to the effect that (capitalized terms have the meanings set forth in the Pooling and Servicing Agreement):

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power to execute, deliver and perform its obligations under the Pooling and Servicing Agreement (including the Class B-2 Limited Guaranty contained therein), the Certificates and the Class C Certificate.

     2. The Pooling and Servicing Agreement (including the Class B-2 Limited Guaranty contained therein) has been duly authorized by all requisite corporate action, duly executed and delivered by the Company, and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms. The Certificates have been duly authorized by all requisite corporate action and, when duly and validly executed by the Trustee in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

     3. No consent, approval, authorization or order of any state or federal court or governmental agency or body is required to be obtained by the Company for the consummation of the transactions contemplated by the Pooling and Servicing Agreement, except such as may be required under blue sky laws under any jurisdiction in connection with the offering of the Certificates by the Underwriters pursuant to the Underwriting Agreement.

     4. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as now in effect, and the Trust is not required to be registered as an investment company under the Investment Company Act of 1940.

     5. Neither the transfer of the Loans to the Trustee acting on behalf of the Trust, nor the assignment of the Company's lien on the related real estate which is the subject of a home equity loan, nor the issuance or sale of the Certificates and the Class C Certificate, nor the execution and delivery of the Pooling and Servicing Agreement, nor the consummation of any other of the transactions contemplated in the Pooling and Servicing Agreement, nor the fulfillment of the terms of the Certificates, the Class C Certificate or the Pooling and Servicing Agreement by the Company will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the Restated Certificate of Incorporation or Bylaws of the Company or of any indenture or other agreement or instrument known to us to which the Company is a party or by which it is bound, or result in a violation of, or contravene the terms of any statute, order or regulation, applicable to the Company, of any court, regulatory body, administrative agency or governmental body having jurisdiction over it.

     6. There are no actions or proceedings pending or, to the best of our knowledge, actions, proceedings or investigations pending or overtly threatened against the Company before any court, administrative agency or other tribunal
(A) asserting the invalidity of the Pooling and Servicing Agreement, the Certificates, the Class C Certificate, the hazard or flood insurance policies applicable to any Loans or the Errors and Omissions Protection Policy, (B) seeking to prevent the issuance of the Certificates or the Class C Certificate or the consummation of any of the transactions contemplated by the Pooling and Servicing Agreement, (C) which is likely materially and adversely to affect the performance by the Company of its obligations under, or the validity or enforceability of the Pooling and Servicing Agreement, the Certificates or the Class C Certificate, or (D) seeking adversely to affect the federal income tax attributes of the Certificates or the Class C Certificate described in the Prospectus and the Prospectus Supplement under the heading "Certain Federal Income Tax Consequences."

     7. The transfer of the Loans to the Trust in accordance with Section 2.01 of the Pooling and Servicing Agreement would not be avoidable as a preferential transfer under Section 547 of the United States Bankruptcy Code (11 U.S.C. (S)
547), as in effect on the date hereof, in the event that the Company became a debtor under the United States Bankruptcy Code.

     8. Pursuant to the Pooling and Servicing Agreement the Company has transferred to the Trustee acting on behalf of the Trust all of the Company's right, title and interest in the Loans, free and clear of any and all other assignments, encumbrances, options, rights, claims, liens or security interests (except tax or possessory liens) that may affect the right of the Trustee in and to such Loans, and has delivered the Loan Files to the Trustee or its custodian. No filing or other action, other than the filing of a financing statement on Form UCC-1 with the Secretary of State of the State of Minnesota identifying the Loans as collateral and naming the Company as debtor and the Trust as secured party, and the filing of continuation statements as required by Section 4.02 of the Pooling and Servicing Agreement, is necessary to perfect as against third parties the assignment of the Loans by the Company to the Trust. We have separately provided you with our opinion concerning whether such assignment could be recharacterized as a pledge rather than a sale in the event the Company became a debtor under the United States Bankruptcy Code. However, in the event such assignment were characterized as a pledge securing a loan from the Certificateholders to the Company, it is our opinion that the Trustee would be deemed to have a valid and perfected security interest in the Loans and the proceeds thereof, which security interest would be prior to any other security interest that may be perfected under the Uniform Commercial Code as in effect in the State of Minnesota and over any "lien creditor" (as defined in Minn. Stat.
(S)336.9-301(3)) who becomes such after the Closing Date, except that a subsequent purchaser of any Loan who gives new value and takes possession thereof in the ordinary course of his business would have priority over the Trustee's security interest in such Loan, if such purchaser acts without knowledge that such Loan was subject to a security interest. We have assumed for the purposes of this opinion that during the term of the Pooling and Servicing Agreement the Trustee, or its custodian, shall maintain possession of the Loan Files for the purpose of perfecting the assignment to the Trustee of the Loans. We express no opinion with respect to the enforceability of any individual Loan or the existence of any claims, rights or other matters in favor of any Obligor.

     9. In reliance upon certain representations and warranties set forth in the Pooling and Servicing Agreement and assuming that the Company and the Trustee comply with the requirements of the Pooling and Servicing Agreement, including the filing of a proper election, as of the date hereof the Trust created pursuant to the Pooling and Servicing Agreement will qualify as a REMIC. Further, the Certificates will evidence ownership of the "regular interests" and the Class C Certificate will evidence ownership of the single class of "residual interest" in such REMIC. For Minnesota income tax purposes, and subject to the foregoing assumptions, and the provisions of Minnesota law as of the date hereof, such Trust will not be subject to tax and the income of such Trust will be taxable to the holders of interests therein, all in accordance with the Gprovisions of the Code concerning REMICs as amended through March 22, 1996. Moreover, ownership of a Certificate will not be a factor in determining whether such owner is subject to Minnesota income taxes. Therefore, if the owner of a Certificate is not otherwise subject to Minnesota income or franchise taxes in the State of Minnesota, such owner will not become subject to such Minnesota taxes solely by virtue of owning a Certificate.

     10. The transfer of the Loans and the proceeds thereof by the Company to the Trustee on the date hereof pursuant to the Pooling and Servicing Agreement would not be avoidable as a fraudulent transfer under the Uniform Fraudulent Transfer Act as in effect in Minnesota on the date hereof (Minn. Stat. (S)(S)
513.41 through 513.51), nor, should the Company become a debtor under the United States Bankruptcy Code, as a fraudulent transfer under Section 548 of the United States Bankruptcy Code (11 U.S.C. (S) 548) as in effect on the date hereof.

                                   EXHIBIT G
                                   ---------

                       FORM OF TRUSTEE'S ACKNOWLEDGMENT

     First Trust National Association, national banking association organized under the laws of the United States, acting as trustee (the "Trustee") of Home Equity Loan Trust 1997-B (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of May 1, 1997 between Green Tree Financial Corporation and the Trustee (the "Agreement") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement) acknowledges, pursuant to Section 2.03 of the Agreement, that the Trustee has received the following: (i) all right, title and interest in the home equity loans (including, without limitation, all mortgages, deeds of trust and security deeds relating to the Loans and any and all rights to receive payments received pursuant to the Loans on or after May 1, 1997 but excluding any payments received pursuant to the Loans prior to May 1, 1997) identified in the List of Loans delivered pursuant to Section 2.02 of the Agreement, (ii) all rights under hazard, flood or other individual insurance on the properties described in the Loans and, as to Loans pertaining to properties located in special flood areas designated by HUD, all rights under flood insurance policies as such insurance relates to the Loans, (iii) all rights under the Errors and Omissions Protection Policy, as such policy relates to the Loans, (iv) all documents contained in the Loan Files (as defined in Section 1.02 of the Agreement), (v) the Class B-2 Limited Guaranty, and (vi) all proceeds and products of the foregoing; and declares that, directly or through a Custodian, it will hold all Loan Files that have been delivered in trust, upon the trusts set forth in the Agreement for the use and benefit of all Certificateholders and the holder of the Class C Certificate. The Trustee acknowledges that it has conducted a cursory review of the Loan Files and hereby confirms that except as noted on the document exception listing attached hereto, each Loan File contained (a) an original contract or promissory note, (b) with respect to each Loan, an original or a copy of the mortgage or deed of trust or similar evidence of a lien on the related improved real estate, (c) in the case of Loans originated by a contractor, an original or a copy of an assignment of the mortgage, deed of trust or security deed by the contractor to Green Tree, and (d) a sale control document. The Trustee has not otherwise reviewed the Loans and Loan Files for compliance with the terms of the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, ______________________________, as Trustee, has caused this acknowledgment to be executed by its duly authorized officer and its corporate seal affixed hereto as of this _____ day of May, 1997.

                                        FIRST TRUST NATIONAL ASSOCIATION
                                        as Trustee



[Seal]                                  By:_________________________________

                                        [Name]
                                        [Title]

                                   EXHIBIT H
                                   ---------

                       GREEN TREE FINANCIAL CORPORATION

                       CERTIFICATE OF SERVICING OFFICER

     The undersigned certifies that he is a [title] of Green Tree Financial
                                             -----
Corporation, a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1997 between the Company and First Trust National Association, as Trustee of Home Equity Loan Trust 1997-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period from _____________ to ____________ attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this __ day of May, 1997.

                                   GREEN TREE FINANCIAL CORPORATION


                                   By: __________________________________
                                       [Name]
                                       [Title]

                                   EXHIBIT I
                                   ---------

                          FORM OF CLASS C CERTIFICATE
                          ---------------------------


     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS M-2 CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G and 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTION
9.02 OF SUCH POOLING AND SERVICING AGREEMENT.

Class C                                                No.
(Subordinate)

Cut-off Date:                                          Percentage Interest:
May 1, 1997

First Payment Date:
June 15, 1997


                       CERTIFICATE FOR HOME EQUITY LOANS
                       ---------------------------------
                                 SERIES 1997-B
                                 -------------

  Original Series 1997-B Certificate Principal Balance of the Trust: $________

     This certifies that ___________________________ is the registered owner of the Residual Interest represented by this Certificate, and entitled to certain distributions out of Home Equity Loan Trust 1997-B (the "Trust"), which includes among its assets a pool of home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and on and payments received on the Loans on and after May 1, 1997 (or the date of origination thereof, if later) (the "Cut-off Date"). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of May 1, 1997, between Green Tree Financial Corporation, as Seller and Servicer (the "Company"), and First Trust National Association, as Trustee of the Trust (the "Trustee"). This Class C Certificate is described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Class C Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

     The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing June 15, 1997, so long as the Agreement has not been terminated, by check to the registered Class C Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the difference between (A) the Amount Available, and (B) the sum of (i) the Class A Distribution Amount, (ii) the Class M-1 Distribution Amount, (iii) the Class M-2 Distribution Amount, (iv) the Class B-1 Distribution Amount, (v) the Class B-2 Distribution Amount, (vi) the Monthly Servicing Fee with respect to the Loans,
(vii) amounts to reimburse the Servicer or the Trustee, as applicable, for prior Advances with respect to the Loans, and (viii) amounts necessary to reimburse the Company for any previous unreimbursed Class B-2 Guaranty Payments. The final scheduled Payment Date of this Class C Certificate is ___________ or the next succeeding Business Day if such ____________ is not a Business Day.

     The Class C Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Class C Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Class C Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Class C Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

     No transfer of this Certificate or any interest herein by, on behalf of or with plan assets of any employee benefit plan, trust or account that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code (each, a "Plan") will be
                                                                 ----
registered unless the transferee, at its expense, delivers to the Trustee and the Servicer an opinion of counsel (satisfactory to the Trustee and the Servicer) that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer, the Company or the Trustee to be deemed to be a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Company and the Servicer that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to Section 4975 of the Code.

     This Class C Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class C Certificateholder free of charge upon a written request to the Trustee.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class C Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class C Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon a new Class C Certificate evidencing the same Class C Certificate will be issued to the designated transferee or transferees.

     The Company, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Company, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the

Company, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The holder of this Class C Certificate, by acceptance hereof, agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide that the Trust elects to be treated as a "real estate mortgage investment conduit" (a "REMIC") under the Code for such taxable year and all subsequent taxable years. The Certificates shall be "regular interests" in the REMIC and the Class C Certificate shall be the "residual interest" in the REMIC. In addition, the holder of this Class C Certificate, by acceptance hereof, (i) agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust, and (ii) agrees to cooperate with the Company in connection with examinations of the Trust's affairs by tax authorities, including administrative and judicial proceedings, and (iii) makes the additional agreements, designations and appointments, and undertakes the responsibilities, set forth in
Section 6.06 of the Agreement.

     IN WITNESS WHEREOF, Home Equity Loan Trust 1997-B has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  May __, 1997                    HOME EQUITY LOAN TRUST 1997-B


                                        By: FIRST TRUST NATIONAL ASSOCIATION


                                        By: ________________________________
                                             Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Certificate for Home Equity Loans, Series 1997-B, and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:                      By:   __________
                                    Signature

                                  EXHIBIT J-1
                                  -----------

                       GREEN TREE FINANCIAL CORPORATION

                    CERTIFICATE REGARDING REPURCHASED LOANS

     The undersigned certifies that he is a [title] of Green Tree Financial
                                             -----
Corporation, a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Sections 3.05 and 8.05 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1997 between the Company and First Trust National Association, as Trustee of Home Equity Loan Trust 1997-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Loans on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Section 3.05 of the Agreement.

     2. Upon deposit of the Repurchase Price for such Loans, such Loans may, pursuant to Section 8.05 of the Agreement, be assigned by the Trustee to the Company.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ___ day of May, 1997.

                                        GREEN TREE FINANCIAL CORPORATION


                                        By: ______________________________
                                            [Name]
                                            [Title]

                                     J-1-1

                                  EXHIBIT J-2
                                  -----------

                       GREEN TREE FINANCIAL CORPORATION

                    CERTIFICATE REGARDING REPURCHASED LOANS

     The undersigned certifies that he is a [title] of Green Tree Financial
                                             -----
Corporation, a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Sections 3.05(b) and 8.05 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1997 between the Company and First Trust National Association, as Trustee of Home Equity Loan Trust 1997-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Loan and Loan File for each such Eligible Substitute Loan [are being held by the Company, as Servicer] [have been delivered to ________________________, the successor Servicer].

     2. The Loans on the attached schedule are to be substituted on the date hereof pursuant to Section 3.05(b) of the Agreement and each such Loan is an Eligible Substitute Loan [description, as to each Loan, as to how it satisfies the definition of "Eligible Substitute Loan"].

     3. The UCC-1 financing statements in respect of the Loans to be substituted, in the form required by Section 3.05 (b)(iii) of the Agreement, have been filed with the appropriate offices.

     4. The Company has delivered to the Trustee an executed assignment to the Trustee on behalf of the Trust in recordable form for each mortgage securing such Eligible Substitute Loans.

     [5. There has been deposited in the Certificate Account the amounts listed on the schedule attached hereto as the amount by which the Scheduled Principal Balance of each Replaced Loan exceeds the Scheduled Principal Balance of each Loan being substituted therefor.]

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ___ day of May, 1997.

                                        GREEN TREE FINANCIAL CORPORATION


                                        By: ______________________________
                                            [Name]
                                            [Title]

                                     J-2-1

                                   EXHIBIT K
                                   ---------

                         FORM OF REPRESENTATION LETTER
                         -----------------------------


First Trust National Association
180 East Fifth Street
St. Paul, Minnesota 55101

Green Tree Financial Corporation
1100 Landmark Towers
345 St. Peter Street
St. Paul, Minnesota 55102-1639

     RE:  Certificates for Home Equity Loans,
          Series 1997-B, Class C

     The undersigned purchaser (the "Purchaser") understands that the purchase of the above-referenced certificates (the "Certificates") may be made only by institutions which are "Accredited Investors" under Regulation D, as promulgated under the Securities Act of 1933, as amended (the "1933 Act"), which includes banks, savings and loan associations, registered brokers and dealers, insurance companies, investment companies, and organizations described in Section 501(c)(3) of the Internal Revenue Code, corporations, business trusts and partnerships, not formed for the specific purpose of acquiring the Certificates offered, with total assets in excess of $5,000,000. The undersigned represents on behalf of the Purchaser that the Purchaser is an "Accredited Investor" within the meaning of such definition. The Purchaser is urged to review carefully the responses, representations and warranties it is making herein.

Representations and Warranties
------------------------------

     The Purchaser makes the following representations and warranties in order to permit the Trustee, Green Tree Financial Corporation, and _____________ to determine its suitability as a purchaser of Certificates and to determine that the exemption from registration relied upon by Green Tree Financial Corporation under Section 4(2) of the 1933 Act is available to it.

     1. The Purchaser understands that the Certificates have not been and will not be registered under the 1933 Act and may be resold (which resale is not currently contemplated) only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available, that Green Tree Financial Corporation is not required to register the Certificates and that any transfer must comply with Section 9.02 of the Pooling and Servicing Agreement relating to the Certificates.

     2. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Certificates.

     3. The Purchaser is a sophisticated institutional investor and has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Certificates and is able to bear the economic risk of such investment. The Purchaser has reviewed the Prospectus Supplement dated May __, 1997, to the Prospectus dated May __, 1997 (the "Prospectus") with respect to the Certificates, and has been given such information concerning the Certificates, the underlying installment sale Loans and Green Tree Financial Corporation as it has requested.

     4. The Purchaser is acquiring the Certificates as principal for its own account (or for the account of one or more other institutional investors for which it is acting as duly authorized fiduciary or agent) for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

     5. The Purchaser does not qualify as (i) an employee benefit plan (a "Plan") as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not it is subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986 (also a "Plan"), or (iii) an entity whose underlying assets are deemed to be assets of a Plan by reason of such Plan's investment in the entity (as determined under Department of Labor Regulations, 29 C.F.R. (S)2510.3-101 (1990)).

     6. The Purchaser understands that such Certificate will bear a legend substantially as set forth in the form of Certificate included in the Pooling and Servicing Agreement.

     7. The Purchaser, as holder of the Class C Certificate, acknowledges (i) it may incur tax liabilities in excess of any cash flows generated by the interest and (ii) it intends to pay the taxes associated with holding the Class C Certificate as they become due.

     8. The Purchaser agrees that it will obtain from any purchaser of the Certificates from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 7 and in this paragraph 8.

     The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

     Executed at _________________,____________, this __ day of ___________.

                                        Purchaser's Name (Print)

                                        By: _______________________________
                                            Signature

                                            Its: __________________________


                                        Address of Purchaser


                                        Purchaser's Taxpayer
                                        Identification Number

                                  EXHIBIT L-1
                                  -----------


                           LIST OF HOME EQUITY LOANS



                               [To Be Supplied]

                                     L-1-1

                                  EXHIBIT L-2
                                  -----------


                         LIST OF ADJUSTABLE RATE LOANS



                               [To Be Supplied]

                                     L-2-1

                                [TO BE REVISED]

                                   EXHIBIT M
                                   ---------


                            FORM OF MONTHLY REPORT
                            ----------------------

                       CERTIFICATES FOR HOME EQUITY LOANS
                                 SERIES 1997-B

Distribution Date:  _________



Class A Certificates
--------------------

1(a) Amount Available (including Monthly                         _______
     Servicing Fee)

 (b) Class M-1 Interest Deficiency Amount (if
     any), Class M-2 Interest Deficiency Amount
     (if any) and Class B-1 Interest Deficiency
     Amount (if any) withdrawn for prior
     Payment Date                                                _______


(c)  Amount Available after giving effect to
     withdrawal of any Class M-1 Interest
     Deficiency Amount, Class M-2 Interest
     Deficiency Amount and Class B-1
     Interest Deficiency Amount for prior
     Payment Date                                                _______

Interest

2.   Aggregate interest
     (a)  Class A-1 ARM Pass-through Rate (___%)                 _______
     (b)  Class A-1 Pass-through Rate (6.02%)                    _______
     (c)  Class A-l Interest                                     _______
     (d)  Class A-2 Pass-through Rate (6.28%)                    _______
     (e)  Class A-2 Interest                                     _______
     (f)  Class A-3 Pass-through Rate (6.61%)                    _______
     (g)  Class A-3 Interest                                     _______
     (h)  Class A-4 Pass-through Rate (6.81%)                    _______
     (i)  Class A-4 Interest                                     _______
     (j)  Class A-5 Pass-through Rate (7.15%)                    _______
     (k)  Class A-5 Interest
     (l)  Class A-6 Pass-through Rate (7.12%)                    _______

     (m)  Class A-6 Interest

3.   Amount applied to Unpaid Class A Interest Shortfall         _______

4.   Remaining Unpaid Class A Interest Shortfall                 _______

Principal

5.   Class A-1 ARM Formula Principal
     Distribution Amount (lesser of
     Class A-1 ARM Principal Balance of sum
     of (a)-(f):                                                 _______
     (a)  Scheduled principal                                    _______
     (b)  Principal Prepayments                                  _______
     (c)  Liquidated Loans                                       _______
     (d)  Repurchases
     (e)  Clause (V) of definition                               _______
     (e)  __________ Payment Date:
     Scheduled Principal Balance of
     Adjustable Rate Loans                                       _______


6.   Formula Principal Distribution Amount:                      _______
     (a)  Scheduled principal                                    _______
     (b)  Principal Prepayments                                  _______
     (c)  Liquidated Loans                                       _______
     (d)  Repurchases                                            _______
     (e)  Previously undistributed (a)-(d) amounts               _______
     (f)  less Class A-1 ARM Formula Principal
          Distribution Amount                                    _______

7.   Pool Scheduled Principal Balance                            _______
     Scheduled Principal Balance of Adjustable Rate Loans        _______


8.   Senior Percentage for such
     Payment Date                                                _______


9.   Class A-6 Lockout Percentage for such
     Payment Date                                                _______


10.  Class A principal distribution:

     (a)  Class A-1 ARM                                          _______
     (b)  Class A-6 Lockout Remittance Amount                    _______
     (c)  Balance of Senior Percentage of Formula                _______
          Principal Distribution Amount:
          (i)    Class A-1                                       _______

          (ii)   Class A-2                                       _______
          (iii)  Class A-3                                       _______
          (iv)   Class A-4                                       _______
          (v)    Class A-5                                       _______
          (vi)   Class A-6                                       _______

11.  (a)  Class A-1 ARM Principal Balance                        _______
     (b)  Class A-1 Principal Balance                            _______
     (c)  Class A-2 Principal Balance                            _______
     (d)  Class A-3 Principal Balance                            _______
     (e)  Class A-4 Principal Balance                            _______
     (f)  Class A-5 Principal Balance                            _______
     (g)  Class A-6 Principal Balance                            _______

Class M-1 Certificates
----------------------

12.  Amount Available less the Class A
     Distribution Amount (including
     Monthly Servicing Fee)                                      _______


Interest on Class M-1 Principal Balance less
Class M-1 Liquidation Loss Principal Amount

13.  Current interest
     (a) Class M-1 Pass-through Rate (7.65%)
     (b) Class M-1 Interest                                      _______

14.  Amount applied to Unpaid Class M-1
     Interest Shortfall                                          _______


15.  Amount applied to Class M-1 Interest
     Deficiency Amount                                           _______

16.  Remaining unpaid Class M-1 Interest
     Deficiency Amount                                           _______

17.  Remaining Unpaid Class M-1
     Interest Shortfall                                          _______


Principal

18.  Formula Principal Distribution Amount:                      _______
     (a)    Scheduled principal                                  _______
     (b)    Principal Prepayments                                _______
     (c)    Liquidated Loans                                     _______
     (d)    Repurchases                                          _______

     (e)    Previously undistributed (a) - (d) amounts           _______
     (f)    Less Class A-1 ARM Formula Principal Distribution
            Amount                                               _______


19.  Pool Scheduled Principal Balance                            _______
     Scheduled Principal Balance of Adjustable Rate Loans        _______

20.  Senior Percentage for such
     Payment Date                                                _______

21.  Class M-1 principal distribution                            _______

22.  Class M-1 Principal Balance                                 _______

Interest on Liquidation Loss Principal Amount

23.  Aggregate Liquidation Loss Principal Amount                 _______

24.  Class M-1 Liquidation Loss Principal Amount                 _______

25.  Interest at Class M-1 Pass-Through Rate on:                 _______

     (a)    Class M-1 Liquidation Loss Principal Amount          _______

     (b)    Unpaid Class M-1 Liquidation Loss                    _______

            Interest Shortfall                                   _______

26.  Amount applied to such interest                             _______

27.  Liquidation Loss interest remaining unpaid                  _______

Class M-2 Certificates
----------------------

28.  Distribution Amount and Class M-1
     Distribution Amount (including
     Monthly Servicing Fee)                                      _______

Interest on Class M-2 Principal Balance less
Class M-2 Liquidation Loss Principal Amount

29.  Current interest

     (a)    Class M-2 Pass-through Rate (7.80%)
     (b)    Class M-2 Interest                                   _______

30.  Amount applied to Unpaid Class M-2
     Interest Shortfall                                          _______

31.  Amount applied to Class M-2 Interest
     Deficiency Amount                                           _______

32.  Remaining unpaid Class M-2 Interest
     Deficiency Amount                                           _______

33.  Remaining Unpaid Class M-2
     Interest Shortfall                                          _______

Principal

34.  Formula Principal Distribution Amount:                      _______
     (a)  Scheduled principal                                    _______
     (b)  Principal Prepayments                                  _______
     (c)  Liquidated Loans                                       _______
     (d)  Repurchases                                            _______
     (e)  Previously undistributed (a) - (d) amounts             _______
     (f)  Less Class A-1 ARM FOrmula Principal Distribution
          Amount                                                 _______

35.  Pool Scheduled Principal Balance                            _______
     Scheduled Principal Balance of Adjustable Rate Loans        _______

36.  Senior Percentage for such
     Payment Date                                                _______

37.  Class M-2 principal distribution                            _______

38.  Class M-2 Principal Balance                                 _______

Interest on Liquidation Loss Principal Amount

39.  Aggregate Liquidation Loss Principal Amount                 _______

40.  Class M-2 Liquidation Loss Principal Amount                 _______

41.  Interest at Class M-2 Pass-Through Rate on:                 _______

     (a)    Class M-2 Liquidation Loss Principal Amount          _______
     (b)    Unpaid Class M-2 Liquidation Loss                    _______
            Interest Shortfall                                   _______

42.  Amount applied to such interest                             _______

43.  Liquidation Loss interest remaining unpaid                  _______

Class B Principal Distribution Tests (tests must be satisfied on and after the
------------------------------------
Payment Date occurring in June 2000)

44.  Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for
          current Payment Date                                   _______
     (b)  Average Sixty-Day Delinquency
          Ratio Test (arithmetic average of ratios for this
          month and two preceding months;
          may not exceed 2.5%)                                   _______


45.  Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for
         current Payment Date                                   _______
     (b) Average Thirty-Day Delinquency Ratio
         Test (arithmetic average of ratios
         for this month and two preceding
         months; may not exceed 5%)                             _______

46.  Cumulative Realized Losses Test

        Cumulative Realized Losses
        for current Payment Date
        (as a percentage of Cut-off Date
        Pool Principal Balance may not
        exceed 7.5%)                                             _______

47.  Current Realized Losses Test

     (a)  Current Realized Losses
          for current Payment Date                               _______
     (b)  Current Realized Loss Ratio (total
          Realized Losses for most recent
          three months, multiplied by 4,
          divided by arithmetic
          average of Pool Scheduled Principal
          Balances for third preceding
          Remittance and for current Remittance
          Date; may not exceed 2.0%)                             _______

48.  Class B Principal Balance Test

          Class B Principal Balance (before
          any distributions on current

          Payment Date) divided by Pool
          Scheduled Principal Balance for
          prior Payment Date (must equal
          or exceed 10.0%                                        _______


Class B-1 Certificates
----------------------

49.  Amount Available less the Class A
     Distribution Amount and Class M
     Distribution Amount (including
     Monthly Servicing Fee)                                      _______


Interest on Class B-1 Principal Balance less
Class B-1 Liquidation Loss Principal Amount

50.  Class B-1 Pass-through Rate (7.84%)                         _______

51.  Current interest                                            _______

52.  Amount applied to Unpaid
     Class B-1 Interest Shortfall                                _______

53.  Amount applied to Class B-1 Interest
     Deficiency Amount                                           _______

54.  Remaining unpaid Class B-1 Interest
     Deficiency Amount                                           _______

55.  Remaining Unpaid Class B-1
     Interest Shortfall                                          _______

Principal

56.  Formula Principal Distribution Amount:                      _______

     (a)    Scheduled principal                                  _______
     (b)    Principal Prepayments                                _______
     (c)    Liquidated Loans                                     _______
     (d)    Repurchases                                          _______
     (e)    Previously undistributed (a) - (d) amounts           _______
     (f)    Less Class A-1 ARM Formula Principal Distribution
            Amount                                               _______

57.  Pool Scheduled Principal Balance                            _______
     Scheduled Principal Balance of Adjustable Rate Loans        _______

58.  Class B Percentage for such
     Payment Date                                                _______

59.  Class B Percentage of Formula
     Principal Distribution Amount                               _______

60.  Class B Principal Balance                                   _______

61.  Class B-1 Principal Balance                                 _______

Interest on Liquidation Loss Principal Amount

62.   Aggregate Liquidation Loss Principal Amount                _______

63.   Class B-1 Liquidation Loss Principal Amount                _______

64.   Interest at Class B-1 Pass-Through Rate on:

     (a)    Class B-1 Liquidation Loss Principal Amount          _______
     (b)    Unpaid Class B-1 Liquidation Loss
            Interest Shortfall                                   _______

65.  Amount applied to such interest                             _______

66.  Liquidation Loss interest remaining unpaid                  _______

Class B-2 Certificates
----------------------

67.  Remaining Amount Available                                  _______

Interest on Class B-2 Principal Balance less
Liquidation Loss Principal Amount

68.  Class B-2 Pass-through Rate (8.00%)                         _______

69.  Current interest                                            _______

70.  Amount applied to Unpaid Class
     B-2 Interest Shortfall                                      _______

71.  Remaining Unpaid Class B-2
     Interest Shortfall                                          _______


Principal

72.  Formula Principal Distribution Amount:                      _______

     (a)    Scheduled principal                                  _______
     (b)    Principal Prepayments                                _______
     (c)    Liquidated Loans                                     _______
     (d)    Repurchases                                          _______
     (e)    Previously undistributed (a) - (d) amounts           _______
     (f)    Less Class A-1 ARM Formula Principal Distribution
            Amount                                               _______

73.  Pool Scheduled Principal Balance                            _______
     Scheduled Principal Balance of Adjustable Rate Loans        _______

74.  Class B Percentage for such
     Payment Date                                                _______

75.  Class B Percentage of Formula
     Principal Distribution Amount                               _______

76.  Current principal (Class B Percentage of Formula
     Principal Distribution Amount less
     Class B-1 Principal Balance)                                _______

77.  Class B-2 Liquidation Loss Principal
     Amount                                                      _______

78. Class B-2 Guaranty Payment                                   _______

79.  Class B-2 Principal Balance                                 _______

Interest on Liquidation Loss Principal Amount

80.  Aggregate Liquidation Loss Principal Amount                 _______

81.  Class B-2 Liquidation Loss Principal Amount                 _______

82.  Interest at Class B-2 Pass-Through Rate on:

     (a)    Class B-2 Liquidation Loss Principal Amount          _______
     (b)    Unpaid Class B-2 Liquidation Loss
            Interest Shortfall                                   _______

83.  Amount applied to such interest                             _______

84.  Liquidation Loss interest remaining unpaid                  _______

Class A,  Class M and Class B Certificates
------------------------------------------

85.  Pool Factor                                                 _______

86.  Loans Delinquent:
     30 - 59 days
          Total Loans                       _______
          Adjustable Rate Loans                                  _______

     60 or more days                                             _______
           Total Loans                      _______
           Adjustable Rate Loans                                 _______

87.  Principal Balance of Defaulted Loans                        _______
           Total Loans                      _______
           Principal Balance of Defaulted
           Adjustable Rate Loans                                 _______

88.  Number of Liquidated Loans and
     Net Liquidated Loss                                         _______
           Total Loans                      _______
           Adjustable Rate Loans                                 _______


89.  Number of Loans Remaining                                   _______
          Total Loans                       _______
          Adjustable Rate Loans                                  _______

Class C Certificates
--------------------

90.  Monthly Servicing Fee                                       _______

91.  Class B-2 Guarantee Fee                                     _______

92.  Class C Residual Payment                                    _______


Please contact the Bondholder Relations Department of First Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.
                                     M-10